As filed with the Securities and Exchange Commission on November 29, 2004
                                                            File Nos. 333-16093
                                                                       811-7923

                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 23
                                   and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 24

                              CNI CHARTER FUNDS
              (Exact Name of Registrant as Specified in its Charter)

                           400 North Roxbury Drive
                      Beverly Hills, California 90210
                     (Address of Principal Executive Office)

                               (800) 708-8881
               (Registrant's Telephone Number, Including Area Code)

                            William J. Souza, Esq.
                           400 North Roxbury Drive
                      Beverly Hills, California 90210
                   (Name and Address of Agent for Service)
                          -------------------------

              It is proposed that this filing will become effective:
               _ immediately upon filing pursuant to Rule 485(b)
               _ on ___________ pursuant to Rule 485(b)
               X  60 days after filing pursuant to Rule 485(a)(1)
               _ 75 days after filing pursuant to Rule 485(a)(2)
               _ on ___________ pursuant to Rule 485(a)(1)

                                 ----------

                       Please Send Copy of Communications to:

                                MICHAEL GLAZER
                        Paul, Hastings, Janofsky & Walker LLP
                        515 South Flower Street, 25th Floor
                          Los Angeles, California 90071

                                                      [CNI Charter Logo Omitted]

                           [Background Graphic Omitted]

                                               PROSPECTUS DATED JANUARY 31, 2004

--------------------------------------------------------------------------------
        INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

        Large Cap Growth Equity Fund

        Large Cap Value Equity Fund

        RCB Small Cap Value Fund

        Technology Growth Fund

        Corporate Bond Fund

        Government Bond Fund

        California Tax Exempt Bond Fund

        High Yield Bond Fund

Investment Manager:

City National Asset Management, Inc.

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

      Large Cap Growth Equity Fund
            (the "Large Cap Growth Fund") .................................    1

      Large Cap Value Equity Fund
            (the "Large Cap Value Fund") ..................................    3

      RCB Small Cap Value Fund ............................................    5

      Technology Growth Fund ..............................................    8

      Corporate Bond Fund .................................................   11

      Government Bond Fund ................................................   13

      California Tax Exempt Bond Fund .....................................   16

      High Yield Bond Fund ................................................   19

MANAGEMENT OF THE FUNDS ...................................................   22

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS ........................   25

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   26

DIVIDENDS AND TAXES .......................................................   29

FINANCIAL HIGHLIGHTS ......................................................   31

IMPORTANT TERMS TO KNOW ...................................................   36

PRIVACY PRINCIPLES ........................................................   37

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Institutional Class shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Fund" and together, the "Funds"). Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/BARRA Growth Index (over time the range varies, and was $1 billion to $311 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/BARRA Growth Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES -- Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Growth Fund for the indicated period. Of course, the Large Cap Growth Fund's past performance does not necessarily indicate how the Large Cap Growth Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001       -10.10%
2002       -21.91%
2003        23.17%

                  Best Quarter          Worst Quarter
                     13.36%                -14.64%
                    (Q4 2001)             (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2003.

                                            Since Inception
Large Cap Growth Fund             One Year    (1/14/00)
-----------------------------------------------------------

Return Before Taxes                23.17%      -8.82%
Return After Taxes on
   Distributions(1)                23.13%      -8.83%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               15.11%      -7.34%
S&P 500/BARRA
   Growth Index(2)                 25.66%      -8.72%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE
LARGE CAP GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.65%
Other Expenses
      Shareholder Servicing Fee          0.25%
      Other Fund Expenses                0.15%
Total Other Expenses                              0.40%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     1.05%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Growth Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Large Cap Growth Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.05%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
 $107            $334             $579          $1,283
-------------------------------------------------------


                                CNI CHARTER FUNDS | PAGE 2
large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/BARRA Value Index (over time the range varies, and was $900 million to $271 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/BARRA Value Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES -- Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Value Fund for the indicated period. Of course, the Large Cap Value Fund's past performance does not necessarily indicate how the Large Cap Value Fund will perform in the future.


                                CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001       -11.78%
2002       -20.07%
2003        32.90%

                  Best Quarter          Worst Quarter
                     18.81%                -19.54%
                    (Q2 2003)             (Q3 2002)

This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2003.

                                           Since Inception
Large Cap Value Fund            One Year      (1/14/00)
----------------------------------------------------------

Return Before Taxes                32.90%      -0.67%
Return After Taxes on
   Distributions(1)                32.70%      -1.46%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               21.60%      -0.85%
S&P 500/BARRA
   Value Index(2)                  31.79%      0.23%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE
LARGE CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.62%
Other Expenses
      Shareholder Servicing Fee          0.25%
      Other Fund Expenses                0.13%
Total Other Expenses                              0.38%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     1.00%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Value Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Large Cap Value Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
 $102            $318             $552          $1,225
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 4
rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

   o Return on capital trends

   o Cash flow and/or earnings growth

   o Free cash flow

   o Balance sheet integrity

   o Intrinsic value analysis

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of


                           CNI CHARTER FUNDS | PAGE 5
individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES -- The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS -- The RCB Small Cap Value Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the RCB Small Cap Value Fund for the indicated periods.

Institutional Class shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Institutional Class shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expenses of Institutional Class shares are lower because they do not include Class R shares' Rule 12b-1 fees and expenses. Therefore, performance would have been higher than that of the Class R shares. Class R shares of the RCB Small Cap Value Fund are not offered by this prospectus.

This bar chart shows the performance of the RCB Small Cap Value Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1999     17.85%
2000     12.87%
2001     21.46%
2002    -10.60%
2003     48.26%

                  Best Quarter          Worst Quarter
                     27.87%                -20.19%
                    (Q2 2003)             (Q3 2002)


                           CNI CHARTER FUNDS | PAGE 6

This table shows the average annual total returns for the periods ending December 31, 2003.

RCB Small Cap                                   Since Inception
Value Fund                One Year  Five Year      (9/30/98)
---------------------------------------------------------------

Return Before Taxes        48.26%    16.45%         21.08%
Return After Taxes
   on Distributions(1)     48.18%    15.95%         20.58%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)               31.46%    14.16%         18.39%
Russell 2000 Index(2)      47.25%     7.13%          9.90%
Russell 2000 Value
   Index(2)                46.03%    12.28%         13.53%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the RCB Small Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.85%
Other Expenses
      Shareholder Servicing Fee          0.25%
      Other Fund Expenses                0.14%
Total Other Expenses                              0.39%
-------------------------------------------------------
Total Annual Fund Operating Expenses**   1.24%

* The "Management Fee" is an annual fee, payable monthly out of the RCB Small Cap Value Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the RCB Small Cap Value Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.24%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
 $126            $393             $681          $1,500
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 7
technology growth fund

OUR GOAL

The Technology Growth Fund seeks to provide long-term capital appreciation by investing primarily in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth which engage in technology-focused businesses. The goal of the Technology Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of securities of U.S. corporations of any size and U.S. dollar denominated American Depository Receipts of foreign corporations of any size that are engaged in the production, distribution and development of products or services based on technology and which we believe should benefit significantly from advances or improvements in technology. Although the Technology Growth Fund will generally invest primarily in large capitalization companies, the Technology Growth Fund may also invest a significant portion of its assets in companies with smaller capitalizations. Large capitalization companies and small capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 3000 Technology Index (over time the range varies, and was $42 million to $298 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large.

The Technology Growth Fund will be diversified across a number of industries within the technology area, and will not concentrate its investments in any particular group of related industries. As a result, the Technology Growth Fund may have more flexibility to invest in companies that we believe should benefit from advancements or improvements in technology in a number of industries. Nevertheless, the Technology Growth Fund may hold a significant portion of its assets in industries such as electronics, the Internet, aerospace/defense, biotechnology, computers, office/business equipment, semi-conductors, fiber optics, software, telecommunications, telecommunications equipment and technology consulting.

The Technology Growth Fund may invest substantially all of its assets in common stocks.

PRINCIPAL RISKS OF INVESTING IN THE TECHNOLOGY GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Technology Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Technology Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the Technology Growth Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies in which the Technology Growth Fund invests. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Technology Growth Fund is also subject to the risk that its principal market segment, technology growth stocks, may underperform other equity market segments or the market as a whole.

TECHNOLOGY RISK -- Companies in the rapidly changing fields of technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. Technology companies may also be subject


                           CNI CHARTER FUNDS | PAGE 8
to rapidly changing and uncertain governmental regulation and policies which may have a material adverse effect on these companies. Additionally, companies in this area may be subject to high research and development expenses and intense competitive pressures, and are dependent upon consumer and business acceptance of new technologies. Because of these risks, the value of the Technology Growth Fund's shares may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area. The Technology Growth Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments.

SINGLE STOCK RISK -- Although the Technology Growth Fund is classified as a "diversified" mutual fund under applicable law, consistent with such designation the Fund may invest up to 25% of its assets in common stock issued by a single company. For example, as of the Technology Growth Fund's most recent fiscal year end, approximately 9% of the Fund's net assets were invested in common stock of Microsoft Corporation. As with any mutual fund, whether diversified or not, volatility in the price of an individual security will have a proportionate impact on the volatility of the net asset value of the Fund. The impact of volatility in the price of an individual security on the net asset value of the Fund depends on how widely the Fund diversifies its investments among the various companies it holds. Accordingly, the more that the Fund invests its assets in the stock of a single company, the larger proportionate impact any change in the value of such stock will have on the net asset value of the Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Technology Growth Fund for the indicated period. Of course, the Technology Growth Fund's past performance does not necessarily indicate how the Technology Growth Fund will perform in the future.

This bar chart shows the performance of the Technology Growth Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001       -36.59%
2002       -41.87%
2003        46.27%

                  Best Quarter          Worst Quarter
                     30.23%                -37.12%
                    (Q4 2001)             (Q3 2001)

This table shows the Technology Growth Fund's average annual total returns for the periods ending December 31, 2003.

                                            Since Inception
Technology Growth Fund            One Year     (10/3/00)
------------------------------------------------------------

Return Before Taxes                46.27%      -25.07%
Return After Taxes on
   Distributions(1)                46.27%      -25.07%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               30.07%      -20.08%
Russell 3000 Technology
   Index(2)                        50.03%      -21.97%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on October 31, 2000.


                           CNI CHARTER FUNDS | PAGE 9

FEES AND EXPENSES OF THE TECHNOLOGY GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Technology Growth Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Technology Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.85%
Other Expenses
   Shareholder Servicing Fee             0.25%
   Other Fund Expenses                   0.26%
Total Other Expenses                              0.51%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     1.36%

* The "Management Fee" is an annual fee, payable monthly out of the Technology Growth Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Technology Growth Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.20%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Technology Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Technology Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Technology Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Technology Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
 $138            $431             $745          $1,635
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 10
corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate-term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CORPORATE BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risk to consider is:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Corporate Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Corporate Bond Fund's securities. The Corporate Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Corporate Bond Fund is not a money market fund.


                           CNI CHARTER FUNDS | PAGE 11

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Corporate Bond Fund for the indicated period. Of course, the Corporate Bond Fund's past performance does not necessarily indicate how the Corporate Bond Fund will perform in the future.

This bar chart shows the performance of the Corporate Bond Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     8.49%
2002     7.51%
2003     5.29%

          Best Quarter          Worst Quarter
              4.49%                -0.66%
            (Q3 2001)             (Q1 2002)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2003.

                                           Since Inception
Corporate Bond Fund              One Year     (1/14/00)
----------------------------------------------------------

Return Before Taxes                5.29%       7.76%
Return After Taxes on
   Distributions(1)                3.52%       5.47%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               3.53%       5.24%
Lehman Intermediate
   Corporate Index(2)              7.44%       9.36%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Corporate Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.40%
Other Expenses
   Shareholder Servicing Fee             0.25%
   Other Fund Expenses                   0.13%
Total Other Expenses                              0.38%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     0.78%

 * The "Management Fee" is an annual fee, payable monthly out of the Corporate Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Corporate Bond Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.75%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
  $80            $249             $433           $966
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 12
government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate-term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Government Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Government Bond Fund's securities. The Government Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Government Bond Fund is not a money market fund.


                           CNI CHARTER FUNDS | PAGE 13

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Bond Fund for the indicated period. Of course, the Government Bond Fund's past performance does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     7.58%
2002     8.71%
2003     1.22%

                  Best Quarter          Worst Quarter
                      4.74%                -0.59%
                    (Q3 2001)             (Q3 2003)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2003.

                                            Since Inception
Government Bond Fund              One Year     (1/14/00)
------------------------------------------------------------

Return Before Taxes                1.22%        6.74%
Return After Taxes on
   Distributions(1)               -0.05%        4.85%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               1.04%        4.63%
Lehman Intermediate
   U.S. Government
   Bond Index(2)                   2.30%        7.92%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 14

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Bond Fund.

Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.43%
Other Expenses
   Shareholder Servicing Fee             0.25%
   Other Fund Expenses                   0.13%
Total Other Expenses                              0.38%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     0.81%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Government Bond Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.70%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
  $83            $259             $450          $1,002
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 15
california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the California Tax Exempt Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the California Tax Exempt Bond Fund's securities. The California Tax Exempt Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The California Tax Exempt Bond Fund is not a money market fund.


                           CNI CHARTER FUNDS | PAGE 16

GOVERNMENT RISK -- State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund's holdings.

NON-DIVERSIFICATION -- The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Tax Exempt Bond Fund for the indicated period. Of course, the California Tax Exempt Bond Fund's past performance does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001       3.99%
2002       8.37%
2003       3.02%

                  Best Quarter          Worst Quarter
                      4.33%                -0.73%
                    (Q3 2002)             (Q4 2001)

This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2003.

                                              Since Inception
California Tax Exempt Bond Fund     One Year     (1/14/00)
-------------------------------------------------------------

Return Before Taxes                  3.02%        5.85%
Return After Taxes on
   Distributions(1)                  2.75%        5.57%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)                 3.15%        5.42%
Lehman CA
   Intermediate -
   Short Municipal Index(2)          3.55%        6.10%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 17

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Tax Exempt Bond Fund.

Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.27%
Other Expenses
   Shareholder Servicing Fee             0.25%
   Other Fund Expenses                   0.13%
Total Other Expenses                              0.38%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     0.65%

 * The "Management Fee" is an annual fee, payable monthly out of the California Tax Exempt Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the California Tax Exempt Bond Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.50%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund's expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
  $66            $208             $362           $810
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 18
high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., "junk bonds"). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The average maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the High Yield Bond Fund. Changes in the financial condition of issuers could have a material adverse effect on the value of the High Yield Bond Fund's securities. The High Yield Bond Fund is not a money market fund.

HIGH YIELD ("JUNK") BONDS -- Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. Junk bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.


                           CNI CHARTER FUNDS | PAGE 19

FOREIGN SECURITIES -- The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES -- The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the High Yield Bond Fund for the indicated period. Of course, the High Yield Bond Fund's past performance does not necessarily indicate how the High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001      9.40%
2002      2.38%
2003     19.65%

                  Best Quarter          Worst Quarter
                      8.11%                -3.17%
                    (Q4 2001)             (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2003.

                                            Since Inception
High Yield Bond Fund              One Year     (1/14/00)
-----------------------------------------------------------

Return Before Taxes                19.65%        7.79%
Return After Taxes on
   Distributions(1)                16.13%        3.98%
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               12.58%        4.21%
Citigroup High Yield
   Market Index(2)                 30.62%        6.72%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 20

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)
Management Fee*                                   0.75%
Other Expenses
   Shareholder Servicing Fee             0.25%
   Other Fund Expenses                   0.13%
Total Other Expenses                              0.38%
-------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                     1.13%

 * The "Management Fee" is an annual fee, payable monthly out of the High Yield Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the High Yield Bond Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years       10 Years
-------------------------------------------------------
 $115            $359             $622          $1,375
-------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 21
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.85% of average daily net assets of the Technology Growth Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.43% of average daily net assets of the Government Bond Fund, 0.27% of average daily net assets of the California Tax Exempt Bond Fund and 0.75% of average daily net assets of the High Yield Bond Fund.

PORTFOLIO MANAGERS

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and Large Cap Growth Fund. Brian L. Garbe and Max Sasso serve as portfolio managers for the Technology Growth Fund. Rodney J. Olea and William C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Govern ment Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.

RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Vice President and Director of Research of CNAM. Mr. Garbe has over 14 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the Anderson Graduate School of Management at University of California, Los Angeles ("UCLA") and an undergraduate degree in Applied Mathematics from UCLA.


                           CNI CHARTER FUNDS | PAGE 22

MAX SASSO is Vice President and Equity Portfolio Manager for CNAM. Mr. Sasso serves as an equity analyst covering the financial, healthcare and technology sectors. Mr. Sasso specializes in the research, analysis, and selection of equity securities as well as the design and oversight of actively managed equity portfolios. He has been with CNB since 1997. Mr. Sasso earned his Bachelor's degree from UCLA where he studied Italian, Political Science, and Business Administration.

RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 19 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. Mr. Olea has a degree in Economics from UCLA.

WILLIAM C. MILLER, JR. is Vice President and Fixed Income Portfolio Manager for CNAM, where he specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.

PAUL C. SINGLE is Vice President and Fixed Income Portfolio Manager for CNAM. Mr. Single has over 22 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.

ALAN REMEDIOS is Vice President and Senior Portfolio Manager for CNAM. Mr. Remedios has over 15 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

SUB ADVISORS

REED, CONNER & BIRDWELL, LLC ("RCB"), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2003, RCB managed assets of approximately $2.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over forty years.

Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer and Thomas D. Kerr, Principal and Vice President, Portfolio Management and Research, are principally responsible for the management of the RCB Small Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM LLC") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. CSAM LLC is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group, one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSAM LLC, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2003, CSAM LLC had global assets under management of approximately $312.7 billion, with $49 billion under management in the U.S. The principal business address of CSAM LLC is 466 Lexington Avenue, New York, New York 10017.


                           CNI CHARTER FUNDS | PAGE 23

The High Yield Bond Fund is managed by Richard J. Lindquist, a Managing Director and the head of the high yield management team at CSAM LLC, and other members of the high yield management team. Mr. Lindquist joined CSAM LLC in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund of T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Lindquist is a Chartered Financial Analyst.

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds, a portion or all of which may be received by CNB or its affiliates.


                           CNI CHARTER FUNDS | PAGE 24
additional investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

FOREIGN SECURITIES -- The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Technology Growth Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS -- The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's portfolio managers, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER -- We will sell a security when we believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

SECTOR CONCENTRATION -- From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

SMALLER CAPITALIZED COMPANIES -- The RCB Small Cap Value Fund will, and Technology Growth Fund may, invest in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


                           CNI CHARTER FUNDS | PAGE 25
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


                           CNI CHARTER FUNDS | PAGE 26

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on


                           CNI CHARTER FUNDS | PAGE 27
the price or net asset value ("NAV") of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.


GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Bond Fund") reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund's closing time and credit will be given to the next business day.

If we receive your purchase, redemption or exchange order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your


                           CNI CHARTER FUNDS | PAGE 28
request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.

HOW WE CALCULATE NAV


NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. We calculate each Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of each Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are unavailable or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 29
dividends and taxes

DIVIDENDS

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Technology Growth Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.


                           CNI CHARTER FUNDS | PAGE 30

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is in the SAI.


                           CNI CHARTER FUNDS | PAGE 31
financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2003 Annual Report (available upon request; see the back cover of this prospectus).

Information presented in the financial highlights tables is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an Institutional Class investment in each Fund (assuming reinvestment of all dividends and distributions).

                                                                   LARGE CAP GROWTH FUND
                                           Year ended         Year ended            Year ended       Period ended
                                        Sept. 30, 2003(1)   Sept. 30, 2002        Sept. 30, 2001   Sept. 30, 2000(2)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $5.25              $6.36                 $9.37              $10.00
--------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                   0.01                 --                 (0.02)              (0.02)
Net Realized and Unrealized
   Gains/(Losses) on Securities                1.12              (1.11)                (2.99)              (0.61)
Dividends from
   Net Investment Income                      (0.01)                --                    --                  --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $6.37              $5.25                 $6.36               $9.37
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  21.51%            (17.45%)              (32.12%)             (6.30%)
Net Assets End of Period (000's)            $22,249            $14,195               $15,550             $21,639
Ratio of Expenses to
   Average Net Assets(3)                       1.05%              1.05%                 1.05%               1.05%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets(3)             0.16%             (0.04)%               (0.22%)             (0.31%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)           1.03%              1.09%                 1.13%               1.16%
Portfolio Turnover Rate                          43%                31%                   58%                 51%

-----------
(1) Per share data is based on Average Shares method.
(2) Large Cap Growth Fund Institutional Class shares commenced operations on January 14, 2000.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 32

                                                                     LARGE CAP VALUE FUND
                                            Year ended           Year ended         Year ended       Period ended
                                          Sept. 30, 2003       Sept. 30, 2002      Sept. 30, 2001   Sept. 30, 2000(1)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                          $6.04               $7.63               $10.04            $10.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.07                0.07                 0.07              0.06
Net Realized and Unrealized
   Gains/(Losses) on Securities                  1.37               (1.47)               (1.57)             0.04
Dividends from
   Net Investment Income                        (0.07)              (0.07)               (0.07)            (0.06)
Distributions from
   Realized Capital Gains                          --               (0.12)               (0.84)               --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                   $7.41               $6.04                $7.63            $10.04
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    24.03%             (18.88%)             (16.36%)            0.99%
Net Assets End of Period (000's)              $33,016             $23,325              $27,293           $29,344
Ratio of Expenses to
   Average Net Assets(2)                         1.00%               1.00%                1.00%             1.00%
Ratio of Net Investment Income
   to Average Net Assets(2)                      1.12%               0.90%                0.74%             0.87%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)             1.00%               1.05%                1.09%             1.12%
Portfolio Turnover Rate                            39%                 42%                  51%               38%

------------
(1) Large Cap Value Fund Institutional Class shares commenced operations on January 14, 2000.
(2) Annualized.

                                                RCB SMALL CAP VALUE FUND
                                            Year ended            Year ended
                                         Sept. 30, 2003(1)     Sept. 30, 2002(2)
--------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $15.06                 $17.11
--------------------------------------------------------------------------------
Net Investment Loss                            (0.04)                 (0.07)
Net Realized and Unrealized
   Gains/(Losses) on Securities                 6.90                  (1.98)
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                 $21.92                 $15.06
--------------------------------------------------------------------------------
TOTAL RETURN                                   45.55%                (11.98%)
Net Assets End of Period (000's)              $6,236                 $1,768
Ratio of Expenses to
   Average Net Assets(3)                        1.24%                  1.24%
Ratio of Net Investment Loss
   to Average Net Assets(3)                    (0.20%)                (0.46%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            1.24%                  1.28%
Portfolio Turnover Rate                           65%                    39%

---------
(1) Per share data is based on Average Shares method.
(2) RCB Small Cap Value Fund Institutional Class shares commenced operations on October 3, 2001.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 33

                                                        TECHNOLOGY GROWTH FUND
                                             Year ended      Year ended        Period ended
                                           Sept. 30, 2003   Sept. 30, 2002   Sept. 30, 2001(1)
----------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $2.26             $3.54            $10.00
----------------------------------------------------------------------------------------------
Net Investment Loss                            (0.02)            (0.03)            (0.02)
Net Realized and Unrealized
   Gains/(Losses) on Securities                 1.26             (1.25)            (6.43)
Dividends from
   Net Investment Income                          --                --             (0.01)
----------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                               $3.50             $2.26             $3.54
----------------------------------------------------------------------------------------------
TOTAL RETURN                                   54.87%           (36.16%)          (64.56%)
Net Assets End of Period (000's)                $913              $565              $907
Ratio of Expenses to
   Average Net Assets(3)                        1.20%             1.20%             1.20%
Ratio of Net Investment Loss
   to Average Net Assets(3)                    (0.78%)           (0.88%)           (0.38%)(2)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            1.36%             1.37%             1.41%
Portfolio Turnover Rate                           29%               24%               23%

----------
(1) Technology Growth Fund Institutional Class shares commenced operations on October 3, 2000.
(2) Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.
(3) Annualized.

                                                                    CORPORATE BOND FUND
                                            Year ended        Year ended        Year ended          Period ended
                                          Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $10.65            $10.72            $10.14               $10.00
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.46              0.53              0.60                 0.42
Net Realized and Unrealized
   Gains on Securities                          0.24              0.09              0.60                 0.14
Dividends from
   Net Investment Income                       (0.46)            (0.53)            (0.60)               (0.42)
Distributions from
   Realized Capital Gains                         --             (0.16)            (0.02)                  --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.89            $10.65            $10.72               $10.14
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    6.74%             6.06%            12.14%                5.76%
Net Assets End of Period (000's)             $42,256           $40,807           $32,800              $22,711
Ratio of Expenses to
   Average Net Assets(3)                        0.75%             0.75%             0.75%                0.75%
Ratio of Net Investment Income
   to Average Net Assets(3)                     4.30%             5.04%             5.71%(2)             6.09%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            0.78%             0.82%             0.86%                0.91%
Portfolio Turnover Rate                           66%               55%               83%                   6%

-----------
(1) Corporate Bond Fund Institutional Class shares commenced operations on January 14, 2000.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 34

                                                                    GOVERNMENT BOND FUND
                                            Year ended          Year ended        Year ended          Period ended
                                          Sept. 30, 2003(1)   Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $11.02              $10.80            $10.17               $10.00
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.36                0.44              0.53                 0.38
Net Realized and Unrealized
   Gains/(Losses) on Securities                (0.07)               0.34              0.63                 0.17
Dividends from
   Net Investment Income                       (0.37)              (0.44)            (0.53)               (0.38)
Distributions from
   Realized Capital Gains                      (0.01)              (0.12)               --                   --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.93              $11.02            $10.80               $10.17
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.68%               7.53%            11.67%                5.64%
Net Assets End of Period (000's)             $15,596             $14,502           $12,648              $11,233
Ratio of Expenses to
   Average Net Assets(4)                        0.70%               0.70%             0.70%                0.70%
Ratio of Net Investment Income
   to Average Net Assets(4)                     3.26%               4.11%(3)          5.04%(3)             5.49%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(4)            0.81%               0.86%             0.91%                0.97%
Portfolio Turnover Rate                           54%                 70%              126%                  21%

-----------
(1) Per share data is based on the Average Shares method.
(2) Government Bond Fund Institutional Class shares commenced operations on January 14, 2000.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Annualized.

                                                           CALIFORNIA TAX EXEMPT BOND FUND
                                            Year ended       Year ended        Year ended          Period ended
                                          Sept. 30, 2003   Sept. 30, 2002     Sept. 30, 2001     Sept. 30, 2000(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $10.83            $10.50            $10.22               $10.00
------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.31              0.36              0.43                 0.32
Net Realized and Unrealized
   Gains/(Losses) on Securities                (0.04)             0.41              0.30                 0.22
Dividends from
   Net Investment Income                       (0.31)            (0.35)            (0.43)               (0.32)
Distributions from
   Realized Capital Gains                      (0.19)            (0.09)            (0.02)                  --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.60            $10.83            $10.50               $10.22
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.63%             7.58%             7.21%                5.43%
Net Assets End of Period (000's)             $14,546           $16,147           $15,526              $11,638
Ratio of Expenses to
   Average Net Assets(2)                        0.50%             0.50%             0.50%                0.50%
Ratio of Net Investment Income
   to Average Net Assets(2)                     2.91%             3.33%             4.11%                4.50%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)            0.65%             0.70%             0.75%                0.79%
Portfolio Turnover Rate                           68%               90%               56%                  49%

-----------
(1) California Tax Exempt Bond Fund Institutional Class shares commenced operations on January 14, 2000.
(2) Annualized.

                           CNI CHARTER FUNDS | PAGE 35

                                                                   HIGH YIELD BOND FUND
                                            Year ended        Year ended        Year ended         Period ended
                                          Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001     Sept. 30, 2000(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $8.16             $8.57             $9.76               $10.00
------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.76              0.83              0.98                 0.64
Net Realized and Unrealized
   Gains/(Losses) on Securities                 0.79             (0.40)            (1.18)               (0.24)
Dividends from
   Net Investment Income                       (0.76)            (0.84)            (0.98)               (0.64)
Distributions from
   Realized Capital Gains                         --                --             (0.01)                  --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                               $8.95             $8.16             $8.57                $9.76
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   19.75%             4.80%            (2.45%)               4.21%
Net Assets End of Period (000's)             $13,387           $10,020            $9,310               $9,877
Ratio of Expenses to
   Average Net Assets(2)                        1.00%             1.00%             1.00%                1.00%
Ratio of Net Investment Income
   to Average Net Assets(2)                     8.84%             9.48%            10.52%                9.41%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)            1.13%             1.18%             1.23%                1.31%
Portfolio Turnover Rate                           36%               30%               12%                   5%

----------
(1) High Yield Bond Fund Institutional Class shares commenced operations on January 14, 2000.
(2) Annualized.


                           CNI CHARTER FUNDS | PAGE 36
important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/BARRA GROWTH INDEX -- a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the S&P 500 market capitalization is in the Growth Index.

S&P 500/BARRA VALUE INDEX -- a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the S&P 500 market capitalization is in the Value Index.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price-to-book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 3000 TECHNOLOGY INDEX -- a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

LEHMAN INTERMEDIATE CORPORATE INDEX -- comprised of fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $150 million par outstanding, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon have between 1 and 10 years to maturity, and at least $150 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The individual issues must also have at least $5 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay deferred-interest and Rule 144A bonds with remaining maturities of at least one year and a minimum amount outstanding of U.S. $100 million The issuers are domiciled in either the United States or Canada.


                           CNI CHARTER FUNDS | PAGE 37
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 38

                       This page intentionally left blank.


                           CNI CHARTER FUNDS | PAGE 39

                       This page intentionally left blank.


                           CNI CHARTER FUNDS | PAGE 40

                       This page intentionally left blank.


                           CNI CHARTER FUNDS | PAGE 41

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456
         1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit WWW.CNICHARTERFUNDS.COM.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-004-0300

                                                      [CNI Charter Logo Omitted]

        PROSPECTUS DATED JANUARY 31, 2004

                           [BACKGROUND GRAPHIC OMITTED]

        INSTITUTIONAL CLASS

        Large Cap Growth Equity Fund

        Large Cap Value Equity Fund

        RCB Small Cap Value Fund

        Technology Growth Fund

        Corporate Bond Fund

        Government Bond Fund

        California Tax Exempt Bond Fund

        High Yield Bond Fund

                                                [CNI CHARTER FUNDS LOGO OMITTED]
                                                    [BACKGROUND GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2004

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Technology Growth Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

       Large Cap Growth Equity Fund
              (the "Large Cap Growth Fund") ...............................    2

       Large Cap Value Equity Fund
              (the "Large Cap Value Fund") ................................    4

       RCB Small Cap Value Fund ...........................................    6

       Technology Growth Fund .............................................    9

       Corporate Bond Fund ................................................   12

       Government Bond Fund ...............................................   14

       California Tax Exempt Bond Fund ....................................   17

       High Yield Bond Fund ...............................................   20

MANAGEMENT OF THE FUNDS ...................................................   23

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS ........................   27

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   28

DIVIDENDS AND TAXES .......................................................   31

FINANCIAL HIGHLIGHTS ......................................................   33

IMPORTANT TERMS TO KNOW ...................................................   38

PRIVACY PRINCIPLES ........................................................   40

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Class A shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Fund" and together, the "Funds"). Class A shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.


                           CNI CHARTER FUNDS | PAGE 1
large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/BARRA Growth Index (over time the range varies, and was $1 billion to $311 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/BARRA Growth Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES -- Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Large Cap Growth Fund for the indicated period. Of course, the Large Cap Growth Fund's past performance does not necessarily indicate how the Large Cap Growth Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 2

This bar chart shows the performance of the Large Cap Growth Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     -10.25%
2002     -22.28%
2003      22.96%
                   Best Quarter              Worst Quarter
                      13.43%                    -14.85%
                    (Q4 2001)                  (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2003.

Large Cap Growth Fund              One Year      Since Inception
-----------------------------------------------------------------

Return Before Taxes                 22.96%          -9.07%(3)
Return After Taxes
   on Distributions (1)             22.95%          -9.07%(3)
Return After Taxes on
   Distributions and Sale
   of Fund Shares (1)               14.92%          -7.53%(3)
S&P 500/BARRA
   Growth Index (2)                 25.66%          -8.72%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since January 14, 2000. Class A shares commenced operations on March 28, 2000. Prior to March 28, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Large Cap Growth Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Large Cap Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.65%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.15%
Total Other Expenses                                      0.40%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.30%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Growth Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Large Cap Growth Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.30%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $132               $412                $713           $1,568
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/BARRA Value Index (over time the range varies, and was $900 million to $271 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/BARRA Value Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES -- Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Large Cap Value Fund for the indicated period. Of course, the Large Cap Value Fund's past performance does not necessarily indicate how the Large Cap Value Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 4

This bar chart shows the performance of the Large Cap Value Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     -12.07%
2002     -20.40%
2003      32.82%

                Best Quarter         Worst Quarter
                   18.75%               -19.59%
                 (Q2 2003)             (Q3 2002)

This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2003.

Large Cap Value Fund                     One Year      Since Inception
----------------------------------------------------------------------

Return Before Taxes                       32.82%          -0.88%(3)
Return After Taxes
   on Distributions (1)                   32.65%          -1.60%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                21.50%          -0.98%(3)
S&P 500/BARRA
   Value Index (2)                        31.79%           0.23%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since January 14, 2000. Class A Shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Large Cap Value Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Large Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.62%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.25%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Value Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Large Cap Value Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.25%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years          10 Years
----------------------------------------------------------------
 $127                $397               $686             $1,511
----------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 5
rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

    o Return on capital trends

    o Cash flow and/or earnings growth

    o Free cash flow

    o Balance sheet integrity

    o Intrinsic value analysis

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual


                           CNI CHARTER FUNDS | PAGE 6
companies may report poor results or be negatively affected by industry and/or economic trends and developments. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES -- The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The RCB Small Cap Value Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the RCB Small Cap Value Fund for the indicated periods.

Class A Shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Class A shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities. Class R shares of the RCB Small Cap Value Fund are not offered by this prospectus.

This bar chart shows the performance of the RCB Small Cap Value Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1999     17.85%
2000     12.87%
2001     21.52%
2002    -10.80%
2003     47.81%

                Best Quarter              Worst Quarter
                   27.83%                    -20.21%
                 (Q2 2003)                  (Q3 2002)


                           CNI CHARTER FUNDS | PAGE 7

This table shows the average annual total returns for the periods ending December 31, 2003.

RCB Small Cap                                      Since Inception
Value Fund                    One Year  Five Year     (9/30/98)
------------------------------------------------------------------

Return Before Taxes            47.81%     16.34%       20.97%
Return After Taxes
   on Distributions(1)         47.74%     15.83%       20.47%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                   31.17%     14.06%       18.29%
Russell 2000 Index(2)          47.25%     7.13%        9.90%
Russell 2000 Value
   Index(2)                    46.03%     12.28%       13.53%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the RCB Small Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.85%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.14%
Total Other Expenses                                      0.39%
---------------------------------------------------------------
Total Annual Fund Operating Expenses**                    1.49%

 * The "Management Fee" is an annual fee, payable monthly out of the RCB Small Cap Value Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the RCB Small Cap Value Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
 $152               $471                $813            $1,779
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 8
technology growth fund

OUR GOAL

The Technology Growth Fund seeks to provide long-term capital appreciation by investing primarily in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth which engage in technology-focused businesses. The goal of the Technology Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of securities of U.S. corporations of any size and U.S. dollar denominated American Depository Receipts of foreign corporations of any size that are engaged in the production, distribution and development of products or services based on technology and which we believe should benefit significantly from advances or improvements in technology. Although the Technology Growth Fund will generally invest primarily in large capitalization companies, the Technology Growth Fund may also invest a significant portion of its assets in companies with smaller capitalizations. Large capitalization companies and small capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 3000 Technology Index (over time the range varies, and was $42 million to $298 billion as of December 31, 2003). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large.

The Technology Growth Fund will be diversified across a number of industries within the technology area, and will not concentrate its investments in any particular group of related industries. As a result, the Technology Growth Fund may have more flexibility to invest in companies that we believe should benefit from advancements or improvements in technology in a number of industries. Nevertheless, the Technology Growth Fund may hold a significant portion of its assets in industries such as electronics, the Internet, aerospace/defense, biotechnology, computers, office/business equipment, semi-conductors, fiber optics, software, telecommunications, telecommunications equipment and technology consulting.

The Technology Growth Fund may invest substantially all of its assets in common stocks.

PRINCIPAL RISKS OF INVESTING IN THE TECHNOLOGY GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Technology Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Technology Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the Technology Growth Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies in which the Technology Growth Fund invests. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Technology Growth Fund is also subject to the risk that its principal market segment, technology growth stocks, may underperform other equity market segments or the market as a whole.

TECHNOLOGY RISK -- Companies in the rapidly changing fields of technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. Technology companies may also be subject


                           CNI CHARTER FUNDS | PAGE 9
to rapidly changing and uncertain governmental regulation and policies which may have a material adverse effect on these companies. Additionally, companies in this area may be subject to high research and development expenses and intense competitive pressures, and are dependent upon consumer and business acceptance of new technologies. Because of these risks, the value of the Technology Growth Fund's shares may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area. The Technology Growth Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments.

SINGLE STOCK RISK -- Although the Technology Growth Fund is classified as a "diversified" mutual fund under applicable law, consistent with such designation the Fund may invest up to 25% of its assets in common stock issued by a single company. For example, as of the Technology Growth Fund's most recent fiscal year end, approximately 9% of the Fund's net assets were invested in common stock of Microsoft Corporation. As with any mutual fund, whether diversified or not, volatility in the price of an individual security will have a proportionate impact on the volatility of the net asset value of the Fund. The impact of volatility in the price of an individual security on the net asset value of the Fund depends on how widely the Fund diversifies its investments among the various companies it holds. Accordingly, the more that the Fund invests its assets in the stock of a single company, the larger proportionate impact any change in the value of such stock will have on the net asset value of the Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the

Technology Growth Fund for the indicated period. Of course, the Technology Growth Fund's past performance does not necessarily indicate how the Technology Growth Fund will perform in the future.

This bar chart shows the performance of the Technology Growth Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001        -36.86%
2002        -41.83%
2003         45.69%

             Best Quarter              Worst Quarter
                29.66%                    -37.12%
              (Q4 2001)                  (Q3 2001)

This table shows the Technology Growth Fund's average annual total returns for the periods ending December 31, 2003.

Technology Growth Fund                   One Year      Since Inception
----------------------------------------------------------------------

Return Before Taxes                       45.69%          -26.14%(3)
Return After Taxes
   on Distributions (1)                   45.69%          -26.15%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                29.70%          -20.91%(3)
Russell 3000 Technology
   Index (2)                              50.03%          -21.97%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since October 23, 2000.
(4) The index comparison shown begins on October 31, 2000.


                           CNI CHARTER FUNDS | PAGE 10

FEES AND EXPENSES OF THE TECHNOLOGY GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Technology Growth Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Technology Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.85%
Distribution (12b-1) Fees                                 0.30%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.26%
Total Other Expenses                                      0.51%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.66%

 * The "Management Fee" is an annual fee, payable monthly out of the Technology Growth Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Technology Growth Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.50%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Technology Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Technology Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Technology Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Technology Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $169              $523                $902            $1,965
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 11
corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CORPORATE BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risk to consider is:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Corporate Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Corporate Bond Fund's securities. The Corporate Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Corporate Bond Fund is not a money market fund.


                           CNI CHARTER FUNDS | PAGE 12

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Corporate Bond Fund for the indicated period. Of course, the Corporate Bond Fund's past performance does not necessarily indicate how the Corporate Bond Fund will perform in the future.

This bar chart shows the performance of the Corporate Bond Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     8.22%
2002     7.34%
2003     5.03%

             Best Quarter              Worst Quarter
                4.42%                      -0.62%
              (Q3 2001)                   (Q1 2002)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2003.

Corporate Bond Fund                     One Year      Since Inception
---------------------------------------------------------------------

Return Before Taxes                       5.03%           7.64%(3)
Return After Taxes
   on Distributions (1)                   3.35%           5.33%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                3.36%           5.09%(3)
Lehman Intermediate
   Corporate Index (2)                    7.44%           9.36%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since January 14, 2000. Class A shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Corporate Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4) The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Corporate Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.40%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating Expenses**                    1.03%

 * The "Management Fee" is an annual fee, payable monthly out of the Corporate Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Corporate Bond Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
----------------------------------------------------------------
  $105              $328                $569            $1,259
----------------------------------------------------------------


                            CNI CHARTER FUNDS | PAGE 13
government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Government Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Government Bond Fund's securities. The Government Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Government Bond Fund is not a money market fund.


                            CNI CHARTER FUNDS | PAGE 14

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Government Bond Fund for the indicated period. Of course, the Government Bond Fund's past performance does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     7.27%
2002     8.56%
2003     1.33%

             Best Quarter              Worst Quarter
                4.51%                     -0.55%
              (Q3 2001)                 (Q4 2003)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2003.

Government Bond Fund                    One Year      Since Inception
---------------------------------------------------------------------

Return Before Taxes                       1.33%           6.57%(3)
Return After Taxes
   on Distributions (1)                   0.15%           4.71%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                1.12%           4.47%(3)
Lehman Intermediate
   U.S. Government Bond
   Index (2)                              2.30%           7.92%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since January 14, 2000. Class A shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Government Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4) The index comparison shown begins on January 31, 2000.

                                CNI CHARTER FUND| 15

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Government Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.43%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating Expenses**                    1.06%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Government Bond Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 0.95%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $108              $337                $585            $1,294
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 16
california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the California Tax Exempt Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the California Tax Exempt Bond Fund's securities. The California Tax Exempt Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The California Tax Exempt Bond Fund is not a money market fund.


                           CNI CHARTER FUNDS | PAGE 17

GOVERNMENT RISK -- State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund's holdings.

NON-DIVERSIFICATION -- The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the California Tax Exempt Bond Fund for the indicated period. Of course, the California Tax Exempt Bond Fund's past performance does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     3.95%
2002     8.08%
2003     2.85%

             Best Quarter              Worst Quarter
                4.26%                     -0.70%
              (Q3 2002)                  (Q4 2001)

This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2003.

California Tax Exempt
Bond Fund                               One Year      Since Inception
---------------------------------------------------------------------

Return Before Taxes                       2.85%           5.68%(3)
Return After Taxes
   on Distributions (1)                   2.58%           6.14%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                2.95%           5.99%(3)
Lehman CA Intermediate-
   Short Municipal Index (2)              3.55%           6.10%(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) Since January 14, 2000. Class A shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the California Tax Exempt Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4) The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 18

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the California Tax Exempt Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.27%
Distribution (12b-1) Fees                                 0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating Expenses**                    0.90%

 * The "Management Fee" is an annual fee, payable monthly out of the California Tax Exempt Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the California Tax Exempt Bond Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 0.75%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performances. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
   $92              $287                $498            $1,108
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 19
high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (I.E., "junk bonds"). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The average maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the High Yield Bond Fund. Changes in the financial condition of issuers could have a material adverse effect on the value of the High Yield Bond Fund's securities. The High Yield Bond Fund is not a money market fund.

HIGH YIELD ("JUNK") BONDS -- Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. Junk bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.


                          CNI CHARTER FUNDS | PAGE 20

FOREIGN SECURITIES -- The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES -- The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the High Yield Bond Fund for the indicated period. Of course, the High Yield Bond Fund's past performance does not necessarily indicate how the High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001      9.20%
2002      2.07%
2003     19.16%

             Best Quarter              Worst Quarter
                 8.03%                     -3.24%
              (Q4 2001)                  (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2003.

                                                     Since Inception
   High Yield Bond Fund                  One Year       (1/14/00)
--------------------------------------------------------------------

Return Before Taxes                       19.16%          7.43%
Return After Taxes
   on Distributions (1)                   15.78%          3.76%
Return After Taxes on
   Distributions and
   Sale of Fund Shares (1)                12.27%          3.99%
Citigroup High Yield
   Market Index (2)                       30.62%          6.72%(3)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.
(3) The index comparison shown begin on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 21

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the High Yield Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.75%
Distribution (12b-1) Fees                                 0.30%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating Expenses**                    1.43%

* The "Management Fee" is an annual fee, payable monthly out of the High Yield Bond Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the High Yield Bond Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.30%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $146              $452                $782            $1,713
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 22
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.85% of average daily net assets of the Technology Growth Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.43% of average daily net assets of the Government Bond Fund, 0.27% of average daily net assets of the California Tax Exempt Bond Fund and 0.75% of average daily net assets of the High Yield Bond Fund.

PORTFOLIO MANAGERS

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and the Large Cap Growth Fund. Brian L. Garbe and Max Sasso serve as portfolio managers for the Technology Growth Fund. Rodney J. Olea and William
C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.

RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Vice President and Director of Research of CNAM. Mr. Garbe has over 14 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the Anderson Graduate School of Management at University of California, Los Angeles ("UCLA") and an undergraduate degree in Applied Mathematics from UCLA.

                          CNI CHARTER FUNDS | PAGE 23

MAX SASSO is Vice President and Equity Portfolio Manager for CNAM. Mr. Sasso serves as an equity analyst covering the financial, healthcare and technology sectors. Mr. Sasso specializes in the research, analysis, and selection of equity securities as well as the design and oversight of actively managed equity portfolios. He has been with CNB since 1997. Mr. Sasso earned his Bachelor's degree from UCLA where he studied Italian, Political Science and Business Administration.

RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 19 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. He has a degree in Economics from UCLA.

WILLIAM C. MILLER, JR. is Vice President and Fixed Income Portfolio Manager for CNAM, where he specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.

PAUL C. SINGLE is Vice President and Fixed Income Manager for CNAM. Mr. Single has over 22 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Walls Capital Management.

ALAN REMEDIOS is Vice President and Senior Portfolio Manager for CNAM. Mr. Remedios has over 15 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

SUB ADVISORS

REED, CONNER & BIRDWELL, LLC ("RCB"), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2003, RCB managed assets of approximately $2.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over forty years.

Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer, and Thomas D. Kerr, Principal and Vice President, Portfolio Management and Research, are principally responsible for the management of the RCB Small Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM LLC") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. CSAM LLC is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group, one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36


                          CNI CHARTER FUNDS | PAGE 24
countries across six continents. CSAM LLC, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2003, CSAM LLC had global assets under management of approximately $312.7 billion, with $49 billion under management in the U.S. The principal business address of CSAM LLC is 466 Lexington Avenue, New York, New York 10017.

The High Yield Bond Fund is managed by Richard J. Lindquist, a Managing Director and the head of the high yield management team at CSAM LLC, and other members of the high yield management team. Mr. Lindquist joined CSAM LLC in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Lindquist is a Chartered Financial Analyst.

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a plan (the "Plan") for their Class A shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class A shares (0.30% for the Technology Growth Fund and the High Yield Bond Fund). The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                          CNI CHARTER FUNDS | PAGE 25

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Class A shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Class A shares of the Funds, a portion or all of which may be received by CNB or its affiliates.


                           CNI CHARTER FUNDS | PAGE 26
additional investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

FOREIGN SECURITIES -- The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Technology Growth Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS -- The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's portfolio managers, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER -- We will sell a security when we believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

SECTOR CONCENTRATION -- From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

SMALLER CAPITALIZED COMPANIES -- The RCB Small Cap Value Fund will, and Technology Growth Fund may, invest in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


                           CNI CHARTER FUNDS | PAGE 27
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


                          CNI CHARTER FUNDS | PAGE 28

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Class A shares of a Fund for Class A shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value ("NAV") of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.

                          CNI CHARTER FUNDS | PAGE 29

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.


GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each, a "Bond Fund") reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund's closing time and credit will be given on the next business day.

If we receive your purchase, redemption or exchange order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.


                          CNI CHARTER FUNDS | PAGE 30

HOW WE CALCULATE NAV


NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. We calculate each Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of each Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are unavailable or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

THERE ARE NO MINIMUM PURCHASE OR MINIMUM SHAREHOLDER ACCOUNT BALANCE REQUIREMENTS; HOWEVER, YOU WILL HAVE TO COMPLY WITH THE PURCHASE AND ACCOUNT BALANCE MINIMUMS OF YOUR AUTHORIZED INSTITUTION. THE FUNDS MAY REQUIRE EACH AUTHORIZED INSTITUTION TO MEET CERTAIN AGGREGATE INVESTMENT LEVELS BEFORE IT MAY OPEN AN ACCOUNT WITH THE FUNDS ON BEHALF OF ITS CUSTOMERS. CONTACT YOUR AUTHORIZED INSTITUTION FOR MORE INFORMATION.


                           CNI CHARTER FUNDS | PAGE 31
dividends and taxes

DIVIDENDS

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Technology Growth Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.


                           CNI CHARTER FUNDS | PAGE 32

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is in the SAI.


                           CNI CHARTER FUNDS | PAGE 33
financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2003 Annual Report (available upon request; see the back cover of this prospectus). Information presented in the financial highlights tables is for a Class A share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class A investment in each Fund (assuming reinvestment of all dividends and distributions).

                                                                 LARGE CAP GROWTH FUND
                                            Year ended       Year ended         Year ended        Period ended
                                         Sept. 30, 2003(1)  Sept. 30, 2002    Sept. 30, 2001     Sept. 30, 2000(2)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $5.21             $6.33             $9.35               $10.70
------------------------------------------------------------------------------------------------------------------
Net Investment Loss                            (0.01)            (0.02)            (0.03)               (0.01)
Net Realized and Unrealized
   Gains/(Losses) on Securities                 1.12             (1.10)            (2.99)               (1.34)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                  $6.32             $5.21             $6.33                $9.35
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   21.31%           (17.69%)          (32.30%)             (12.62%)
Net Assets End of Period (000's)              $1,965              $798              $636                 $592
Ratio of Expenses to
   Average Net Assets(3)                        1.30%             1.30%             1.30%                1.30%
Ratio of Net Investment Loss
   to Average Net Assets(3)                    (0.09%)           (0.29%)           (0.47%)              (0.56%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            1.29%             1.34%             1.38%                1.41%
Portfolio Turnover Rate                           43%               31%               58%                  51%

-------
(1) Per share data is based on Average Shares method.
(2) Large Cap Growth Fund Class A shares commenced operations on March 28, 2000.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 34

                                                                 LARGE CAP VALUE FUND
                                            Year ended        Year ended       Year ended         Period ended
                                          Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001    Sept. 30, 2000(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $6.04             $7.62            $10.04                $9.55
------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.06              0.05              0.04                 0.03
Net Realized and Unrealized
   Gains/(Losses) on Securities                 1.37             (1.46)            (1.58)                0.49
Dividends from
   Net Investment Income                       (0.06)            (0.05)            (0.04)               (0.03)
Distributions from
   Realized Capital Gains                         --             (0.12)            (0.84)                  --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                               $7.41             $6.04             $7.62               $10.04
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   23.75%           (18.97%)          (16.68%)               5.48%
Net Assets End of Period (000's)              $1,792              $769              $704                 $732
Ratio of Expenses to
   Average Net Assets(2)                        1.25%             1.25%             1.25%                1.25%
Ratio of Net Investment Income
   to Average Net Assets(2)                     0.84%             0.65%             0.49%                0.62%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)            1.25%             1.30%             1.34%                1.37%
Portfolio Turnover Rate                           39%               42%               51%                  38%

----------
(1) Large Cap Value Fund Class A shares commenced operations on April 13, 2000.
(2) Annualized.

                                                 RCB SMALL CAP VALUE FUND
                                               Year ended        Year ended
                                            Sept. 30, 2003(1)  Sept. 30, 2002(2)
--------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                            $15.04           $17.11
--------------------------------------------------------------------------------
Net Investment Loss                                (0.08)           (0.05)
Net Realized and Unrealized
   Gains/(Losses) on Securities                     6.88            (2.02)
--------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                                  $21.84           $15.04
--------------------------------------------------------------------------------
TOTAL RETURN                                       45.21%          (12.10%)
Net Assets End of Period (000's)                  $2,384             $410
Ratio of Expenses to
   Average Net Assets(3)                            1.49%            1.49%
Ratio of Net Investment Loss
   to Average Net Assets(3)                        (0.45%)          (0.74%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)                1.49%            1.53%
Portfolio Turnover Rate                               65%              39%

---------
(1) Per share data is based on Average Shares method.
(2) RCB Small Cap Value Fund Class A shares commenced operations on October 3, 2001.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 35

                                                       TECHNOLOGY GROWTH FUND
                                            Year ended        Year ended      Period ended
                                          Sept. 30, 2003    Sept. 30, 2002  Sept. 30, 2001(1)
---------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $2.25             $3.54            $10.31
---------------------------------------------------------------------------------------------
Net Investment Loss                            (0.03)            (0.04)            (0.03)
Net Realized and Unrealized
   Gains/(Losses) on Securities                 1.26             (1.25)            (6.73)
Dividends from
   Net Investment Income                          --                --             (0.01)
---------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                               $3.48             $2.25             $3.54
---------------------------------------------------------------------------------------------
TOTAL RETURN                                   54.67%           (36.44%)          (65.37%)
Net Assets End of Period (000's)                $950              $432              $481
Ratio of Expenses to
   Average Net Assets(3)                        1.50%             1.50%             1.50%
Ratio of Net Investment Loss
   to Average Net Assets(3)                    (1.08%)           (1.18%)           (1.04%)(2)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            1.66%             1.67%             1.71%
Portfolio Turnover Rate                           29%               24%               23%

----------
(1) Technology Growth Fund Class A shares commenced operations on October 23, 2000.
(2) Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.
(3) Annualized.

                                                                CORPORATE BOND FUND
                                            Year ended       Year ended       Year ended          Period ended
                                          Sept. 30, 2003   Sept. 30, 2002    Sept. 30, 2001     Sept. 30, 2000(1)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $10.65            $10.73            $10.13               $10.06
-----------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.44              0.50              0.57                 0.31
Net Realized and Unrealized
   Gains on Securities                          0.23              0.08              0.62                 0.07
Dividends from
   Net Investment Income                       (0.43)            (0.50)            (0.57)               (0.31)
Distributions from
   Realized Capital Gains                         --             (0.16)            (0.02)                  --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.89            $10.65            $10.73               $10.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    6.47%             5.69%            12.08%                3.81%
Net Assets End of Period (000's)                $830              $544               $93                 $424
Ratio of Expenses to
   Average Net Assets(3)                        1.00%             1.00%             1.00%                1.00%
Ratio of Net Investment Income
   to Average Net Assets(3)                     4.00%             4.71%             5.67%(2)             5.84%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)            1.03%             1.07%             1.11%                1.16%
Portfolio Turnover Rate                           66%               55%               83%                   6%

----------
(1) Corporate Bond Fund Class A shares commenced operations on April 13, 2000.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 36

                                                                GOVERNMENT BOND FUND
                                            Year ended       Year ended        Year ended           Period ended
                                         Sept. 30, 2003(1)  Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(2)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $11.01            $10.77            $10.16               $10.06
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.33              0.43              0.49                 0.23
Net Realized and Unrealized
   Gains/(Losses) on Securities                (0.04)             0.34              0.63                 0.10
Dividends from
   Net Investment Income                       (0.34)            (0.41)            (0.51)               (0.23)
Distributions from
   Realized Capital Gains                      (0.01)            (0.12)               --                   --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.95            $11.01            $10.77               $10.16
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.71%             7.47%            11.25%                3.37%
Net Assets End of Period (000's)                 $18              $525                $4                  $49
Ratio of Expenses to
   Average Net Assets(4)                        0.95%             0.95%             0.95%                0.95%
Ratio of Net Investment Income
   to Average Net Assets(4)                     3.00%             3.70%             5.03%(3)             5.24
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(4)            1.06%             1.11%             1.16%                1.22%
Portfolio Turnover Rate                           54%               70%              126%                  21%

-----------
(1) Per share data is based on Average Shares method.
(2) Government Bond Fund Class A shares commenced operations on April 13, 2000.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Annualized.

                                                          CALIFORNIA TAX EXEMPT BOND FUND
                                           Year ended       Year ended        Year ended           Period ended
                                         Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                        $10.85            $10.51            $10.22               $10.10
------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.27              0.33              0.41                 0.20
Net Realized and Unrealized
   Gains/(Losses) on Securities                (0.02)             0.43              0.30                 0.12
Dividends from
   Net Investment Income                       (0.29)            (0.33)            (0.40)               (0.20)
Distributions for
   Realized Capital Gains                      (0.19)            (0.09)            (0.02)                  --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                              $10.62            $10.85            $10.51               $10.22
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.37%             7.40%             7.08%                3.20%
Net Assets End of Period (000's)                $732               $13                $6                   $1
Ratio of Expenses to
   Average Net Assets(2)                        0.75%             0.75%             0.75%                0.75%
Ratio of Net Investment Income
   to Average Net Assets(2)                     2.62%             3.05%             3.82%                4.25%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)            0.90%             0.95%             1.00%                1.04%
Portfolio Turnover Rate                           68%               90%               56%                  49%

---------
(1) California Tax Exempt Bond Fund Class A shares commenced operations on April 13, 2000.
(2) Annualized.


                           CNI CHARTER FUNDS | PAGE 37

                                                                HIGH YIELD BOND FUND
                                            Year ended       Year ended        Year ended          Period ended
                                          Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001     Sept. 30, 2000(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                         $8.16             $8.57             $9.76               $10.00
------------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.74              0.81              0.95                 0.62
Net Realized and Unrealized
   Losses on Securities                         0.78             (0.40)            (1.18)               (0.24)
Dividends from
   Net Investment Income                       (0.73)            (0.82)            (0.95)               (0.62)
Distributions for
   Realized Capital Gains                         --                --             (0.01)                  --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                               $8.95             $8.16             $8.57                $9.76
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   19.39%             4.49%            (2.74%)               3.94%
Net Assets End of Period (000's)             $16,878            $9,397            $3,973               $1,043
Ratio of Expenses to
   Average Net Assets(2)                        1.30%             1.30%             1.30%                1.30%
Ratio of Net Investment Income
   to Average Net Assets(2)                     8.44%             9.03%            10.14%                9.11%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(2)            1.43%             1.48%             1.53%                1.61%
Portfolio Turnover Rate                           36%               30%               12%                   5%

----------
(1) High Yield Bond Fund Class A shares commenced operations on January 14,
    2000.
(2) Annualized.


                           CNI CHARTER FUNDS | PAGE 38
important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/BARRA GROWTH INDEX -- a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the S&P 500 market capitalization is in the Growth Index.

S&P 500/BARRA VALUE INDEX -- a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the S&P 500 market capitalization is in the Value Index.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price-to-book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 3000 TECHNOLOGY INDEX -- a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

LEHMAN INTERMEDIATE CORPORATE INDEX -- comprised of fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $150 million par outstanding, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $150 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.


                           CNI CHARTER FUNDS | PAGE 39
important terms to know (continued)

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The individual issues must also have at least $5 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay deferred-interest and Rule 144A bonds with remaining maturities of at least one year and a minimum amount outstanding of US $100 million. The issuers are domiciled in either the United States or Canada.


                           CNI CHARTER FUNDS | PAGE 40
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                            CNI CHARTER FUNDS | PAGE 41

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

           SEI Investments Distribution Co.
           One Freedom Valley Drive
           Oaks, Pennsylvania 19456
           1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit WWW.CNICHARTERFUNDS.COM.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-005-0300


                                                [CNI CHARTER FUNDS LOGO OMITTED]

PROSPECTUS DATED JANUARY 31, 2004

[BUILDING GRAPHIC OMITTED]

CLASS A

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Technology Growth Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

                                                [CNI CHARTER FUNDS LOGO OMITTED]
                                                    [BACKGROUND GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2004

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt
Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               INSIDE FRONT COVER
table of contents

THE FUNDS

       Prime Money Market Fund
              (the "Prime Money Fund") .................................       2

       Government Money Market Fund
              (the "Government Money Fund") ............................       5

       California Tax Exempt Money Market Fund
              (the "California Money Fund") ............................       8

MANAGEMENT OF THE FUNDS ................................................      11

HOW TO BUY, SELL AND EXCHANGE SHARES ...................................      13

DIVIDENDS AND TAXES ....................................................      16

FINANCIAL HIGHLIGHTS ...................................................      18

IMPORTANT TERMS TO KNOW ................................................      20

PRIVACY PRINCIPLES .....................................................      21

FOR MORE INFORMATION ...........................................      back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Institutional Class shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds"). Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds also offer Class A and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.


                           CNI CHARTER FUNDS | PAGE 1
prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o   Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o   Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund (up to 10% of total assets, with no more than 5% in any individual investment company).

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Prime Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Prime Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Prime Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 2

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Prime Money Fund for the indicated period. Of course, the Prime Money Fund's past performance does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1999     4.67%
2000     5.94%
2001     3.54%
2002     1.16%
2003     0.56%

             Best Quarter              Worst Quarter
                1.53%                      0.12%
              (Q3 2000)                  (Q4 2003)

This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                   Since Inception
                          One Year     Five Year      (3/23/98)
------------------------------------------------------------------
Prime Money Fund            0.56%        3.15%          3.41%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 3

FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.25%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.14%
Total Other Expenses                                      0.39%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             0.64%

 * The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Prime Money Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.63%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years             5 Years         10 Years
----------------------------------------------------------------
  $65              $205                $357             $798
----------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 4
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share NAV. The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o   U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o   Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Government Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Government Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Government Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.


                           CNI CHARTER FUNDS | PAGE 5

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Money Fund. Of course, the Government Money Fund's past performance does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     3.63%
2002     1.15%
2003     0.57%

             Best Quarter              Worst Quarter
                 1.33%                     0.12%
               (Q1 2001)                 (Q3 2003)

This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                  Since Inception
                                       One Year       (4/3/00)
-----------------------------------------------------------------
Government Money Fund                    0.57%         2.61%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 6

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.26%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             0.64%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Government Money Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.63%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $65              $205                $357             $798
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 7
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share NAV. The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This may mean that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to do so. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality, municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the California Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the California Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the California Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

CALIFORNIA RISK FACTORS -- The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the California Money Fund is vulnerable to economic,


                           CNI CHARTER FUNDS | PAGE 8
political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES -- Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Money Fund. Of course, the California Money Fund's past performance does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Institutional Class shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2001     1.97%
2002     0.90%
2003     0.53%

             Best Quarter              Worst Quarter
                0.67%                      0.09%
              (Q2 2001)                  (Q3 2003)

This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                 Since Inception
                                       One Year      (4/3/00)
----------------------------------------------------------------

California Money Fund                    0.53%         1.57%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 9

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.27%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             0.65%

 * The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the California Money Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 0.55%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years             5 Years         10 Years
----------------------------------------------------------------
  $66               $208                $362             $810
----------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 10
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.27% of average annual net assets of the California Money Fund.

All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 11

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds, a portion or all of which may be received by CNB or any of its affiliates.


                           CNI CHARTER FUNDS | PAGE 12
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


                           CNI CHARTER FUNDS | PAGE 13

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or NAV of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


                           CNI CHARTER FUNDS | PAGE 14

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.

The Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.



                           CNI CHARTER FUNDS | PAGE 15

GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If we receive your purchase, redemption or exchange order from your Authorized Institution before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If we receive your order after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.

HOW WE CALCULATE NAV

NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate each Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. Securities are valued at amortized cost, which is expected to approximate market value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.

PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                            CNI CHARTER FUNDS | PAGE 16
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is in the SAI.


                           CNI CHARTER FUNDS | PAGE 17
financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below, with the exception of any periods ending on or before October 31, 1998, has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2003 Annual Report (available upon request; see the back cover of this prospectus). Information for the year ended October 31, 1998 was audited by other independent auditors, whose report is not included here. Information presented in the financial highlights is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on an Institutional Class investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                                   PRIME MONEY FUND
                                                                     Year ended        Year ended         Year ended
                                                                   Sept. 30, 2003    Sept. 30, 2002     Sept. 30, 2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                    $  1.00           $  1.00           $  1.00
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    0.007             0.014             0.046
Dividends from Net Investment Income                                    (0.007)           (0.014)           (0.046)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                          $  1.00           $  1.00           $  1.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              0.68%             1.37%             4.65%
Net Assets End of Period (000's)                                      $287,087          $290,778          $304,698
Ratio of Expenses to Average Net Assets(1)                                0.63%             0.63%             0.63%
Ratio of Net Investment Income to Average Net Assets(1)                   0.68%             1.37%             4.42%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers)(1)            0.64%             0.67%             0.71%

                                                                                     PRIME MONEY FUND
                                                                 11 month period ended   Year ended       Period ended
                                                                    Sept. 30, 2000(3)   Oct. 31, 1999    Oct. 31, 1998(4)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                      $  1.00           $  1.00           $  1.00
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      0.051             0.045             0.029
Dividends from Net Investment Income                                      (0.051)           (0.045)           (0.029)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                            $  1.00           $  1.00           $  1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                5.24%             4.61%             3.11%
Net Assets End of Period (000's)                                         $201,688          $137,659          $133,428
Ratio of Expenses to Average Net Assets(1)                                  0.63%             0.63%             0.63%
Ratio of Net Investment Income to Average Net Assets(1)                     5.62%(5)          4.51%             4.99%
Ratio of Expenses to Average Net Assets (Excluding Waivers)(1)              0.71%             0.79%             0.78%

----------
(1) Annualized.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) The Fund's tax year end changed from October 31 to September 30.
(4) Prime Money Fund Institutional Class shares commenced operations on March 23, 1998.
(5) Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.


                           CNI CHARTER FUNDS | PAGE 18

                                                          GOVERNMENT MONEY FUND
                                        Year ended      Year ended      Year ended       Period ended
                                      Sept. 30, 2003  Sept. 30, 2002  Sept. 30, 2001   Sept. 30, 2000(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                    $  1.00        $  1.00          $  1.00            $  1.00
--------------------------------------------------------------------------------------------------------
Net Investment Income                       0.007          0.014            0.046              0.029
Dividends from
   Net Investment Income                   (0.007)        (0.014)          (0.046)            (0.029)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                          $  1.00        $  1.00          $  1.00            $  1.00
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 0.70%          1.38%            4.70%              2.90%
Net Assets End of Period (000's)          $56,841        $51,985          $76,802            $27,849
Ratio of Expenses to
   Average Net Assets(3)                     0.63%          0.63%            0.63%              0.63%
Ratio of Net Investment Income
   to Average Net Assets(3)                  0.68%          1.43%            3.97%(2)           5.84%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)         0.64%          0.66%            0.66%              0.68%

--------------
(1) Government Money Fund Institutional Class Shares commenced operations on April 3, 2000.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) Annualized.

                                                          CALIFORNIA MONEY FUND
                                        Year ended      Year ended      Year ended       Period ended
                                      Sept. 30, 2003  Sept. 30, 2002  Sept. 30, 2001   Sept. 30, 2000(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                    $  1.00        $  1.00          $  1.00           $  1.00
--------------------------------------------------------------------------------------------------------
Net Investment Income                       0.006          0.010            0.025             0.016
Dividends from
   Net Investment Income                   (0.006)        (0.010)          (0.025)           (0.016)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                          $  1.00        $  1.00          $  1.00           $  1.00
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 0.62%          0.98%            2.51%             1.64%
Net Assets End of Period (000's)          $87,820        $58,923          $50,543           $ 6,825
Ratio of Expenses to
   Average Net Assets(3)                     0.55%          0.55%            0.55%             0.55%
Ratio of Net Investment Income
   to Average Net Assets(3)                  0.59%          0.96%            2.12%(2)          3.29%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(3)         0.65%          0.69%            0.72%             0.74%

----------
(1) California Money Fund Institutional Class Shares commenced operations on April 3, 2000.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                            CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

           SEI Investments Distribution Co.
           One Freedom Valley Drive
           Oaks, Pennsylvania 19456
           1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit WWW.CNICHARTERFUNDS.COM.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-008-0300

                                                [CNI CHARTER FUNDS LOGO OMITTED]

PROSPECTUS DATED JANUARY 31, 2004

[BUILDING GRAPHIC OMITTED]
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

                                                [CNI CHARTER FUNDS LOGO OMITTED]
                                                    [BACKGROUND GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2004
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt
Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

       Prime Money Market Fund
              (the "Prime Money Fund") .................................       1

       Government Money Market Fund
              (the "Government Money Fund") ............................       4

       California Tax Exempt Money Market Fund
              (the "California Money Fund") ............................       7

MANAGEMENT OF THE FUNDS ................................................      10

HOW TO BUY, SELL AND EXCHANGE SHARES ...................................      12

DIVIDENDS AND TAXES ....................................................      15

FINANCIAL HIGHLIGHTS ...................................................      17

IMPORTANT TERMS TO KNOW ................................................      19

PRIVACY PRINCIPLES .....................................................      20

FOR MORE INFORMATION ...........................................      back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Class A shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds"). Class A shares are intended for individual investors, partnerships, corporations and other accounts that have short-term investment needs. The Funds also offer Institutional Class and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o   Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o   Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund (up to 10% of total assets, with no more than 5% in any individual investment company).

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Prime Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Prime Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Prime Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                            CNI CHARTER FUNDS | PAGE 1

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Prime Money Fund for the indicated period. Of course, the Prime Money Fund's past performance does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     5.70%
2001     3.31%
2002     0.94%
2003     0.34%

             Best Quarter              Worst Quarter
                1.47%                      0.06%
              (Q3 2000)                  (Q4 2003)

This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                   Since Inception
                                         One Year     (10/18/99)
------------------------------------------------------------------
Prime Money Fund                           0.34%         2.66%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                            CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE
PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.25%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.14%
Total Other Expenses                                      0.39%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.14%

* The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Prime Money Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 0.85%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class A shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
 $116              $362                $628            $1,386
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share NAV. The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o   U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o   Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Government Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Government Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Government Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 4

DEFENSIVE INVESTMENTS -- The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Government Money Fund for the indicated period. Of course, the Government Money Fund's past performance does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     5.64%
2001     3.41%
2002     0.92%
2003     0.35%

               Best Quarter         Worst Quarter
                  1.46%                 0.06%
                (Q4 2000)             (Q3 2003)

This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                     Since Inception
                                         One Year       (6/21/99)
--------------------------------------------------------------------
Government Money Fund                      0.35%          2.79%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.26%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.14%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Government Money Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 0.85%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class A shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $116              $362                $628            $1,386
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share NAV. The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This may mean that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to do so. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the California Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the California Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the California Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

CALIFORNIA RISK FACTORS -- The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the California Money Fund is vulnerable to economic,


                           CNI CHARTER FUNDS | PAGE 7
political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES -- Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the California Money Fund for the indicated period. Of course, the California Money Fund's past performance does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class A shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     2.88%
2001     1.74%
2002     0.67%
2003     0.32%

             Best Quarter              Worst Quarter
                0.81%                      0.05%
              (Q2 2000)                  (Q3 2003)

This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                     Since Inception
                                          One Year      (6/21/99)
--------------------------------------------------------------------
California Money Fund                       0.32%         1.51%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class A shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.27%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.15%

* The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.

** The investment manager has voluntarily agreed to limit its fees or reimburse the California Money Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 0.78%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class A shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $117              $365                $633            $1,398
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.27% of average annual net assets of the California Money Fund.

All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distri bution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a plan (the "Plan") for their Class A shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class A shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Class A shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Class A shares of the Funds, a portion or all of which may be received by CNB or any of its affiliates.


                          CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


                           CNI CHARTER FUNDS | PAGE 12

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Class A shares of a Fund for Class A shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or NAV of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


                           CNI CHARTER FUNDS | PAGE 13

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.

The Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.



                           CNI CHARTER FUNDS | PAGE 14

GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If we receive your purchase, redemption or exchange order from your Authorized Institution before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If we receive your order after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.

HOW WE CALCULATE NAV

NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate each Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. Securities are valued at amortized cost, which is expected to approximate market value. Different classes of the Funds have different NAVs. More details about how we calculate the NAV for each Fund are in the SAI.

PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2003 Annual Report (available upon request; see the back cover of this prospectus). Information presented in the financial highlights tables is for a Class A share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class A investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                        PRIME MONEY FUND
                                       Year ended        Year ended        Year ended      11 month period ended     Period ended
                                     Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(1)     Oct. 31, 1999(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                   $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.005             0.011             0.043                0.049                0.002
Dividends from
   Net Investment Income                  (0.005)           (0.011)           (0.043)              (0.049)              (0.002)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                         $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.46%             1.15%             4.42%                5.03%                0.18%
Net Assets End of Period (000's)        $205,191          $228,807          $243,340             $251,225              $ 4,942
Ratio of Expenses to
   Average Net Assets(5)                    0.85%             0.85%             0.85%                0.85%                0.85%
Ratio of Net Investment
   Income to Average
   Net Assets(5)                            0.47%             1.15%             4.39%(3)             5.61%(4)             4.62%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)(5)                   1.14%             1.17%             1.21%                1.21%                1.30%

----------
(1) The Fund's tax year end changed from October 31 to September 30.
(2) The Prime Money Fund Class A shares commenced operations on October 18,
    1999.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.
(5) Annualized.


                           CNI CHARTER FUNDS | PAGE 17

                                                                    GOVERNMENT MONEY FUND
                                      Year ended        Year ended       Year ended    11 month period ended     Period ended
                                    Sept. 30, 2003    Sept. 30, 2002   Sept. 30, 2001     Sept. 30, 2000(1)    Oct. 31, 1999(2)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $     1.00        $     1.00        $     1.00         $     1.00            $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.005             0.012             0.044              0.049                 0.016
Dividends from
   Net Investment Income                  (0.005)           (0.012)           (0.044)            (0.049)               (0.016)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                      $     1.00        $     1.00        $     1.00         $     1.00            $     1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.48%             1.16%             4.47%              4.96%                 1.58%
Net Assets End
   of Period (000's)                  $2,060,860        $2,149,151        $2,531,500         $1,887,860            $1,512,137
Ratio of Expenses to
   Average Net Assets(4)                    0.85%             0.85%             0.85%              0.85%                 0.85%
Ratio of Net Investment
   Income to Average
   Net Assets(4)                            0.48%             1.18%             4.27%(3)           5.32%                 4.33%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)(4)                   1.14%             1.16%             1.16%              1.18%                 1.15%

----------
(1) The Fund's tax year end changed from October 31 to September 30.
(2) Government Money Fund Class A shares commenced operations on June 21, 1999.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Annualized.

                                                                         CALIFORNIA MONEY FUND
                                        Year ended        Year ended       Year ended     11 month period ended     Period ended
                                      Sept. 30, 2003    Sept. 30, 2002   Sept. 30, 2001      Sept. 30, 2000(1)    Oct. 31, 1999(2)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                   $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.004             0.007             0.023                0.025                0.008
Dividends from
   Net Investment Income                  (0.004)           (0.007)           (0.023)              (0.025)              (0.008)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                         $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.41%             0.75%             2.28%                2.55%                0.79%
Net Assets End
   of Period (000's)                    $539,182          $519,269          $638,446             $549,237             $533,244
Ratio of Expenses to
   Average Net Assets(4)                    0.76%             0.78%             0.78%                0.78%                0.78%
Ratio of Net Investment
   Income to Average
   Net Assets(4)                            0.41%             0.75%             2.22%(3)             2.74%                2.17%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)(4)                   1.15%             1.19%             1.22%                1.24%                1.21%

-------------
(1) The Fund's tax year end changed from October 31 to September 30.
(2) California Money Fund Class A shares commenced operations on June 21, 1999.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Annualized.


                           CNI CHARTER FUNDS | PAGE 18
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                          CNI CHARTER FUNDS | PAGE 19
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 20

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

           SEI Investments Distribution Co.
           One Freedom Valley Drive
           Oaks, Pennsylvania 19456
           1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-006-0300

                                                [CNI CHARTER FUNDS LOGO OMITTED]

PROSPECTUS DATED JANUARY 31, 2004

[BUILDING GRAPHIC OMITTED]
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

                                                [CNI CHARTER FUNDS LOGO OMITTED]
                                                    [BACKGROUND GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2004

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt
Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

       Prime Money Market Fund
              (the "Prime Money Fund") ....................................    2

       Government Money Market Fund
              (the "Government Money Fund") ...............................    5

       California Tax Exempt Money Market Fund
              (the "California Money Fund") ...............................    8

MANAGEMENT OF THE FUNDS ...................................................   11

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   13

DIVIDENDS AND TAXES .......................................................   16

FINANCIAL HIGHLIGHTS ......................................................   18

IMPORTANT TERMS TO KNOW ...................................................   20

PRIVACY PRINCIPLES ........................................................   21

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Class S shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds"). Class S Shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank. Class S Shares are primarily designed as "Sweep" shares - by which investors are able to invest deposited funds overnight or for short periods of time. The Funds also offer Institutional Class and Class A shares which are to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.


                           CNI CHARTER FUNDS | PAGE 1
prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o   Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o   Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund (up to 10% of total assets, with no more than 5% in any individual investment company).

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Prime Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Prime Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Prime Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 2

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Prime Money Fund for the indicated period. Of course, the Prime Money Fund's past performance does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class S shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     5.49%
2001     3.10%
2002     0.74%
2003     0.18%

             Best Quarter              Worst Quarter
                 1.42%                     0.03%
               (Q3 2000)                (Q4 2003)

This table shows the Prime Money Fund's average total returns for the periods ending December 31, 2003.

                                                   Since Inception
                                         One Year     (10/26/99)
------------------------------------------------------------------
Prime Money Fund                           0.18%         2.46%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 3

FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.25%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.14%
Total Other Expenses                                      0.39%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.14%

 * The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Prime Money Fund for expenses to the extent necessary to keep Class S Total Annual Fund Operating Expenses for the current fiscal year at or below 1.05%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years             5 Years         10 Years
---------------------------------------------------------------
 $116               $362                $628            $1,386
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 4
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share NAV. The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o   U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o   Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Government Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the Government Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the Government Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 5

DEFENSIVE INVESTMENTS -- The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK -- Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Government Money Fund for the indicated period. Of course, the Government Money Fund's past performance does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class S shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     5.43%
2001     3.20%
2002     0.72%
2003     0.19%

             Best Quarter              Worst Quarter
                1.41%                      0.03%
              (Q4 2000)                  (Q4 2003)

This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2003.
                                                    Since Inception
                                          One Year     (10/6/99)
-------------------------------------------------------------------
Government Money Fund                       0.19%         2.49%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 6

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.26%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
      Shareholder Servicing Fee                 0.25%
      Other Fund Expenses                       0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.14%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Government Money Fund for expenses to the extent necessary to keep Class S Total Annual Fund Operating Expenses for the current fiscal year at or below 1.05%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year             3 Years             5 Years         10 Years
----------------------------------------------------------------
  $116                $362                $628           $1,386
----------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 7
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share NAV. The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This may mean that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to do so. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the California Money Fund will be able to maintain a stable NAV of $1.00 per share. You may lose money by investing in the California Money Fund.

NO FEDERAL GUARANTEES -- As with any money market fund, an investment in the California Money Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board or any agency of the U.S. Government.

CALIFORNIA RISK FACTORS -- The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the California Money Fund is vulnerable to economic,


                           CNI CHARTER FUNDS | PAGE 8
political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES -- Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT -- We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS -- At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the California Money Fund for the indicated period. Of course, the California Money Fund's past performance does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class S shares based on a calendar year.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

2000     2.67%
2001     1.53%
2002     0.48%
2003     0.19%

             Best Quarter              Worst Quarter
                0.76%                      0.03%
              (Q2 2000)                  (Q4 2003)

This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2003.

                                                 Since Inception
                                      One Year      (11/12/99)
----------------------------------------------------------------
California Money Fund                   0.19%         1.26%

Call 1-888-889-0799 or visit www.cnicharterfunds.com for the most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 9

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                           0.27%
Distribution (12b-1) Fee                                  0.50%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.13%
Total Other Expenses                                      0.38%
---------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                             1.15%

 * The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the California Money Fund for expenses to the extent necessary to keep Class S Total Annual Fund Operating Expenses for the current fiscal year at or below 0.98%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years             5 Years         10 Years
----------------------------------------------------------------
 $117               $365                $633            $1,398
----------------------------------------------------------------


                            CNI CHARTER FUNDS | PAGE 10
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.27% of average annual net assets of the California Money Fund.

All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                            CNI CHARTER FUNDS | PAGE 11

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a plan (the "Plan") for their Class S shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class S shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Class S shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Class S shares of the Funds, a portion or all of which may be received by CNB or any of its affiliates.


                            CNI CHARTER FUNDS | PAGE 12
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


                            CNI CHARTER FUNDS | PAGE 13

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Class S shares of a Fund for Class S shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or NAV of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


                            CNI CHARTER FUNDS | PAGE 14

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.

The Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.



                            CNI CHARTER FUNDS | PAGE 15

GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If we receive your purchase, redemption or exchange order from your Authorized Institution before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If we receive your order after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.

HOW WE CALCULATE NAV

NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate each Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. Securities are valued at amortized cost, which is expected to approximate market value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.

PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 16
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is in the SAI.


                          CNI CHARTER FUNDS | PAGE 17
financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2003 Annual Report (available upon request; see the back cover of this prospectus). Information presented in the financial highlights tables is for a Class S share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class S investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                       PRIME MONEY FUND
                                       Year ended        Year ended        Year ended     11 month period ended     Period ended
                                     Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(1)    Oct. 31, 1999(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                   $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.003             0.009             0.041                0.047                0.001
Dividends from
   Net Investment Income                  (0.003)           (0.009)           (0.041)              (0.047)              (0.001)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                         $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.29%             0.95%             4.21%                4.83%                0.07%
Net Assets End of Period (000's)        $118,624          $129,180          $126,281              $72,287              $   562
Ratio of Expenses to
   Average Net Assets(5)                    1.03%             1.05%             1.05%                1.05%                1.05%
Ratio of Net Investment Income
   to Average Net Assets(5)                 0.29%             0.95%             4.12%(3)             5.47%(4)             4.42%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)(5)        1.14%             1.17%             1.21%                1.21%                1.30%

----------
(1)   The Fund's tax year end changed from October 31 to September 30.
(2)   Prime Money Fund Class S shares commenced operations on October 26, 1999.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.
(5)   Annualized.


                          CNI CHARTER FUNDS | PAGE 18

                                                                     GOVERNMENT MONEY FUND
                                       Year ended        Year ended        Year ended     11 month period ended   Period ended
                                     Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001      Sept. 30, 2000(1)   Oct. 31, 1999(2)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                   $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.003             0.010             0.042                0.047                0.003
Dividends from
   Net Investment Income                  (0.003)           (0.010)           (0.042)              (0.047)              (0.003)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                         $  1.00           $  1.00           $  1.00              $  1.00              $  1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.30%             0.96%             4.26%                4.77%                0.30%
Net Assets
   End of Period (000's)                $191,539          $219,387          $147,035              $41,593              $   911
Ratio of Expenses to
   Average Net Assets(4)                    1.03%             1.05%             1.05%                1.05%                1.05%
Ratio of Net Investment
   Income to Average
   Net Assets(4)                            0.31%             0.93%             3.62%(3)             5.39%                4.30%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)(4)                   1.14%             1.16%             1.16%                1.18%                1.15%

----------
(1) The Fund's tax year end changed from October 31 to September 30.
(2) Government Money Fund Class S shares commenced operations on October 6,
    1999.
(3) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(4) Annualized.

                                                               CALIFORNIA MONEY FUND
                                           Year ended        Year ended        Year ended         Period ended
                                         Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2001     Sept. 30, 2000(1)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                       $  1.00           $  1.00           $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------
Net Investment Income                          0.003             0.005             0.021                0.023
Dividends from
   Net Investment Income                      (0.003)           (0.005)           (0.021)              (0.023)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                             $  1.00           $  1.00           $  1.00              $  1.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    0.27%             0.55%             2.08%                2.30%
Net Assets End of Period (000's)             $24,002           $29,626           $16,851              $ 7,723
Ratio of Expenses to
   Average Net Assets(3)                        0.89%             0.98%             0.98%                0.98%
Ratio of Net Investment
   Income to Average
   Net Assets(3)                                0.27%             0.53%             1.96%(2)             2.69%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)(3)                       1.15%             1.19%             1.22%                1.24%

-----------
(1) California Money Fund Class S shares commenced operations on November 12, 1999.
(2) Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(3) Annualized.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                            CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

           SEI Investments Distribution Co.
           One Freedom Valley Drive
           Oaks, Pennsylvania 19456
           1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-007-0300

                                                [CNI CHARTER FUNDS LOGO OMITTED]

PROSPECTUS DATED JANUARY 31, 2004

[BUILDING GRAPHIC OMITTED]

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

                                                [CNI CHARTER FUNDS LOGO OMITTED]
                                                    [BACKGROUND GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2004

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------

RCB Small Cap Value Fund

INVESTMENT ADVISOR:

Reed, Conner & Birdwell, LLC
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

SUMMARY ...................................................................    1

MANAGEMENT OF THE FUND ....................................................    4

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS ........................    6

HOW TO BUY AND SELL SHARES ................................................    7

DIVIDENDS AND TAXES .......................................................   14

FINANCIAL HIGHLIGHTS ......................................................   15

IMPORTANT TERMS TO KNOW ...................................................   16

PRIVACY PRINCIPLES ........................................................   17

FOR MORE INFORMATIOn ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Class R shares of the RCB Small Cap Value Fund (the "Fund"). Class R shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs, and purchase shares of the Fund through their broker. The Fund offers other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

summary

OUR GOAL

The Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitaliza tions at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

o   Return on capital trends

o   Cash flow and/or earnings growth

o   Free cash flow

o   Balance sheet integrity

o   Intrinsic value analysis

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK -- By investing in stocks, the Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively


                           CNI CHARTER FUNDS | PAGE 1
affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES -- The Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.

FOCUS -- The Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

PAST PERFORMANCE

Class R shares of the Fund commenced operations on October 1, 2001. In the bar chart and the performance table that follow, performance results before October 1, 2001 are for the RCB Small Cap Fund (the "Predecessor Fund") shares, which reorganized into the Fund on October 1, 2001. The bar chart and the performance table thus illustrate some of the risks of an investment in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows performance based on a calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would have been less than those shown.

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1999      17.85%
2000      12.87%
2001      21.40%
2002     -10.81%
2003      47.81%

             Best Quarter              Worst Quarter
                27.73%                    -20.23%
              (Q2 2003)                 (Q3 2002)


                           CNI CHARTER FUNDS | PAGE 2

This table shows the average annual total returns for the periods ending December 31, 2003.

RCB Small Cap                                       Since Inception
Value Fund                     One Year  Five Year     (9/30/98)
-------------------------------------------------------------------
Return Before Taxes             47.81%    16.31%        20.95%
Return After Taxes
   on Distributions(1)          42.59%    14.99%        19.64%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                    27.82%    13.29%        17.52%
Russell 2000 Index(2)           47.25%     7.13%         9.90%
Russell 2000 Value
   Index(2)                     46.03%    12.28%        13.53%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold Class R shares of the Fund.

SHAREHOLDER FEES
   (fees paid directly from your investment)
Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                                           3.50%
Maximum deferred sales charge (load)                         None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                              0.85%
Distribution (12b-1) Fees                                    0.25%
Other Expenses
      Shareholder Servicing Fee                    0.25%
      Other Fund Expenses                          0.14%
Total Other Expenses                                         0.39%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses**             1.49%

 * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.
** The investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class R Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class R shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year            3 Years             5 Years         10 Years
---------------------------------------------------------------
  $496              $805               $1,135           $2,067
---------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
management of the fund

INVESTMENT ADVISOR

REED, CONNER & BIRDWELL, LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"). The Investment Advisor's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2003, the Investment Advisor managed assets of approximately $2.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over forty years.

Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of the Investment Advisor, and Thomas D. Kerr, Principal and Vice President, Portfolio Management and Research of the Investment Advisor, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

INVESTMENT MANAGER

As investment manager, CNAM provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $13.0 billion in assets as of December 31, 2003. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2003, CNB and its affiliates had approximately $28.8 billion in assets under administration, which includes $13.6 billion in assets under management.

CNAM receives for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 4

DISTRIBUTION OF FUND SHARES

The Fund has adopted a plan (the "Plan") for its Class R shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class R shares for the sale and distribution of the Class R shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Fund has adopted a shareholder services agreement that allows the Fund to pay fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) for services provided to Class R shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class R shares of the Fund, a portion or all of which may be received by CNB or its affiliates.


                           CNI CHARTER FUNDS | PAGE 5
additional investment strategies and related risks

The following risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."

FOREIGN SECURITIES -- The Fund may invest up to 35% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS -- The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio manager, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER -- We will sell a security when we believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.


                           CNI CHARTER FUNDS | PAGE 6
how to buy and sell shares

Here are the details you should know about how to purchase and sell (sometimes called "redeem") shares:

HOW TO BUY SHARES

By Telephone - To open an account by telephone, call 1-888-889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):

                      Deutsche Bank Trust Company Americas
                               New York, New York
                                 ABA # 021001033
                 for credit to: Forum Shareholder Services, LLC
                                Acct #01-465-547
                          Re: RCB Small Cap Value Fund
                                   [Your name]
                              [Your account number]

By Mail - To open an account by mail, please send to us your completed account application, together with a check made payable to:

                                CNI Charter Funds
                                  P.O. Box 446
                               Portland, ME 04112

Or, for overnight mailings:

                                CNI Charter Funds
                                2 Portland Square
                               Portland, ME 04101

All investments must be made by check, Automatic Clearing House ("ACH") or wire. All checks must be made payable in U.S. dollars and must be drawn on U.S. financial institutions. Checks must be made payable to CNI Charter Funds. The Fund does not accept purchases made by third party check, credit card check, cash or cash equivalents, including money orders, cashier's checks, bank drafts and traveler's checks.

THROUGH YOUR AUTHORIZED INSTITUTION -- You may also purchase shares of the Fund through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information.

You may also purchase shares of the Fund by wire. Contact your Authorized Institution to make a Federal Funds wire payment. Your Authorized Institution may charge a fee for this service. Consult a representative of your Authorized Institution for further information.

THROUGH AUTOMATED CLEARING HOUSE -- You may also purchase additional shares through ACH, which is an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. Call 1-888-889-0799 to request an ACH transaction.

The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

FOREIGN INVESTORS

The Fund does not accept investments by non-U.S. persons.


                           CNI CHARTER FUNDS | PAGE 7

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL SHARES

BY MAIL -- To redeem shares by mail, prepare a written request including:

    o   Your name(s) and signature(s)

    o The name of the Fund (the RCB Small Cap Value Fund) and your account number

    o   The dollar amount or number of shares you want to redeem

    o   How and where to send your proceeds

    o A signature guarantee, if required (see "Signature Guarantee Requirements" below)

    o Any other required documentation, such as corporate resolutions or trust documents

Mail your request and documentation to us (see "How to Buy Shares - By Mail" above).


                           CNI CHARTER FUNDS | PAGE 8

BY WIRE -- You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

To request a wire redemption, mail us your request (see "How to Buy Shares - By Mail" above) or call us with your request (see "By Telephone" below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

BY TELEPHONE -- You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

To redeem shares by telephone, call us with your request at 1-888-889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - see "By Wire" above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

REDEMPTIONS THROUGH AUTHORIZED INSTITUTIONS -- If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

SYSTEMATIC WITHDRAWAL PLAN - If you own shares of the Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

To set up periodic withdrawals, complete the "Systematic Withdrawal Plan" section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by ACH payment. To redeem your shares using ACH payments, call us at 1-888-889-0799.

MISCELLANEOUS -- Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but not later than seven days after the receipt of your request.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.


                           CNI CHARTER FUNDS | PAGE 9

HOW TO EXCHANGE SHARES

Currently, Class R shares are not exchangeable for any other class of shares in the Fund or for shares in any of the other CNI Charter Funds.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

Citigroup Global Transaction Services (formerly Forum Shareholder Services), sub-transfer agent to Class R shares of the Fund, has procedures in place designed to detect and prevent market timing activity. Citigroup currently monitors for various patterns in trading activity in client accounts, excluding omnibus accounts, such as a purchase and sale or sale and purchase of shares of the Fund within three to five days, and reports what it deems to be excessive trading to the management of CNI Charter Funds. Management of the Funds examines the shareholder transactions to determine whether any action is appropriate. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.


GENERAL INFORMATION

How and when we calculate the Fund's net asset value ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of the Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

If we receive your purchase or redemption order from you or your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.

HOW WE CALCULATE NAV


NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If


                           CNI CHARTER FUNDS | PAGE 10
market prices are unavailable or considered to be unreliable, fair value prices may be determined by the Fund's Fair Value Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider the Investment Advisor's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for the Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

You may open an account with a $25,000 investment in the Fund, and thereafter may make additional investments of $1,000 or more at any time. You may open a retirement plan account (e.g., an IRA) with a $1,000 investment, and may thereafter make additional investments of $100 or more at any time.

AUTOMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

SALES CHARGES

Class R shares of the Fund are sold subject to a front-end sales charge. The offering price of Class R shares of the Fund is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                           As a Percentage of     As a Percentage of
Your Investment              Offering Price         Your Investment
--------------------------------------------------------------------------

Less than $50,000                 3.50%                3.63%

$50,000 but less
   than $100,000                  3.00%                3.09%

$100,000 but less
   than $200,000                  2.50%                2.56%

$200,000 but less
   than $300,000                  2.00%                2.04%

$300,000 but less
   than $500,000                  1.00%                1.01%

$500,000 or more                   None                 None

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION - In calculating the appropriate sales charge rate, you may add the value of the Class R shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class R shares you purchased previously for (1) your account, (2) your spouse's account, (3) a joint account with your spouse, or (4) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same


                           CNI CHARTER FUNDS | PAGE 11
fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class R shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT -- You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE -- When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

WAIVERS OF SALES CHARGES

AFFILIATES -- The front end sales charge will be waived on Class R shares bought by: (1) officers, trustees, directors and full time employees of CNI Charter Funds, the Investment Advisor, CNAM, the Distributor to the Fund, affiliates of such companies, and by their family members; (2) institutions, their employees and individuals who are direct investment advisory clients of the Investment Advisor or CNAM and their family members; (3) registered representatives and employees of firms which have sales agreements with the Distributor to the Fund;
(4) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (5) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (6) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; (7) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code; (8) paid subscribers to electronic or other financial media services which have an association with the Investment Advisor or CNAM, their principals and officers; (9) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares redeemed; and (10) such other persons who are


                           CNI CHARTER FUNDS | PAGE 12
determined to have acquired shares under circumstances not involving any sales expense to the Fund or the Distributor.

If an investor qualifies for a waiver of front end sales charge, the investor should complete the appropriate portion of the application identifying the reasons why the investor falls under any of the preceding provisions. When making a purchase at NAV pursuant to provision (8), investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the "Reduced Sales Charges" section of the Fund's Account Application. In addition, when making a purchase at NAV pursuant to provision (9), the investor should forward to us either (a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (b) a copy of the confirmation from the other fund showing the redemption transaction. Existing shareholders of the Fund who qualify for this privilege should call the Fund at 1-888-889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.

Investors who qualify to buy Class R shares at net asset value may be charged a fee by their Authorized Institution if they effect transactions in the Fund's shares through an Authorized Institution.

REINVESTMENT -- If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

GENERAL INFORMATION ABOUT SALES CHARGES

Your Authorized Institution is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your Authorized Institution may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Investment Advisor or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws.

LOST ACCOUNTS

We will consider your account lost if correspondence to your address of record is returned as undeliverable, unless we determine your new address. When an account is lost, all distributions on the account will be reinvested in additional Class R shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to us will be reinvested and the checks will be canceled.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

o   Redemption requests for $50,000 or more

o   Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending proceeds to any person, address, brokerage firm or bank account not on record

o Sending proceeds to an account with a different registration (name or ownership) from yours

o Changes to telephone or wire redemption privileges and adding or changing bank instructions


                           CNI CHARTER FUNDS | PAGE 13
dividends and taxes

DIVIDENDS

We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us or your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we or your Authorized Institution receives your written notice. To cancel your election, please send us or your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares will be treated as a sale, and any gain on the transaction may be taxable.

You must provide us or your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is in the SAI.


                           CNI CHARTER FUNDS | PAGE 14
financial highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance. The Fund commenced operations on October 1, 2001, upon the reorganization of the Predecessor Fund into the Fund. Financial highlights for the years ending September 30, 2003 and September 30, 2002 have been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's 2003 Annual Report (available upon request; see the back cover of this prospectus). Financial highlights for periods prior to October 1, 2001 are presented below for the Predecessor Fund. Information for the periods ending September 30, 2001, June 30, 2001, June 30, 2000 and June 30, 1999 has been audited by the Predecessor Fund's independent auditor. Information presented in the financial highlights tables is for a share of the Fund and the Predecessor Fund outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund and the Predecessor Fund (assuming reinvestment of all dividends and distributions).

                                                                     Year ended        Year ended    3 month period ended
                                                                  Sept. 30, 2003(1)  Sept. 30, 2002    Sept. 30, 2001(2)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                    $ 15.02           $ 16.94           $ 18.84
--------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                      (0.07)            (0.12)            (0.02)
Net Realized and Unrealized Gains/(Losses) on Securities                  6.86             (1.80)            (1.88)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                          $ 21.81           $ 15.02           $ 16.94
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             45.21%           (11.33%)          (10.08%)
Net Assets End of Period (000's)                                       $14,267           $10,174           $ 8,122
Ratio of Expenses to Average Net Assets(4)                                1.49%             1.49%             1.26%
Ratio of Net Investment Loss to Average Net Assets(4)                    (0.41%)           (0.70%)           (0.51%)
Ratio of Expenses to Average Net Assets (Excluding Waivers)(4)            1.49%             1.53%             2.63%
Portfolio Turnover Rate                                                     65%               39%                5%
--------------------------------------------------------------------------------------------------------------------------


                                                                    Year ended         Year ended        Period ended
                                                                  June 30, 2001(2)   June 30, 2000(2)  June 30, 1999(3)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                    $ 15.80           $ 15.93           $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                      (0.09)            (0.06)            (0.02)
Net Realized and Unrealized Gains on Securities                           3.85              0.52              5.95
Distributions from Realized Capital Gains                                (0.37)            (0.59)               --
Return of Capital                                                        (0.35)               --                --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                          $ 18.84           $ 15.80           $ 15.93
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             24.34%            (3.28%)           59.30%
Net Assets End of Period (000's)                                       $ 8,869           $ 5,193           $ 3,156
Ratio of Expenses to Average Net Assets(4)                                1.49%             1.49%             1.49%
Ratio of Net Investment Loss to Average Net Assets(4)                    (0.69%)           (0.50%)           (0.33%)
Ratio of Expenses to Average Net Assets (Excluding Waivers)(4)            2.85%             3.49%             7.76%
Portfolio Turnover Rate                                                     43%               60%               36%

-----------
(1)   Per share data is based on Average Shares method.
(2)   The Predecessor Fund discontinued operations on September 30, 2001.
(3)   The Predecessor Fund commenced operations on September 30, 1998.
(4)   Annualized.


                           CNI CHARTER FUNDS | PAGE 15
important terms to know

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price to book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.


                            CNI CHARTER FUNDS | PAGE 16
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 17

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

           SEI Investments Distribution Co.
           One Freedom Valley Drive
           Oaks, Pennsylvania 19456
           1-888-889-0799

or visit WWW.CNICHARTERFUNDS.COM.

Information about the Funds may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o   on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799 or visit WWW.CNICHARTERFUNDS.COM.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-001-0400

                                                [CNI CHARTER FUNDS LOGO OMITTED]

PROSPECTUS DATED JANUARY 31, 2004

[BUILDING GRAPHIC OMITTED]

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------

RCB Small Cap Value Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                             TECHNOLOGY GROWTH FUND
                            RCB SMALL CAP VALUE FUND

                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND

                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

            Institutional Class, Class A, Class S and Class R Shares


                                November 29, 2004



Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2004, which may be amended from time to time, for the Large Cap Growth Equity Fund (the "Large Cap Growth Fund"), the Large Cap Value Equity Fund (the "Large Cap Value Fund"), the Technology Growth Fund, the RCB Small Cap Value Fund (the "Small Cap Value Fund"), the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund (the "California Bond Fund"), the High Yield Bond Fund, the Prime Money Market Fund (the "Prime Money Fund"), the Government Money Market Fund (the "Government Money Fund") and the California Tax Exempt Money Market Fund (the "California Money Fund").

The Large Cap Growth Fund, the Large Cap Value Fund, the Technology Growth Fund and the Small Cap Value Fund are referred to herein as the "Equity Funds." The Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund are referred to herein as the "Bond Funds." The Prime Money Fund, the Government Money Fund and the California Money Fund are referred to herein as the "Money Funds." The Equity Funds, the Bond Funds and the Money Funds are referred to herein as the "Funds."

The Funds are investment portfolios of CNI Charter Funds (the "Trust"), an open-end, management investment company. Each Fund other than the California Bond Fund is a diversified portfolio; the California Bond Fund is a non-diversified portfolio. Audited financial statements as of and for the relevant periods ended September 30, 2003 for each of the Funds as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2003, are incorporated herein by reference. Audited financial statements as of and for the periods ended September 30, 2001 and June 30, 2001 for the predecessor to the Small Cap Value Fund, the RCB Small Cap Fund (a series of Professionally Managed Portfolios) as contained in the Annual Report to Shareholders of the RCB Small Cap Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are also incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectuses, please call 1-888-889-0799 or visit www.cnicharterfunds.com.

                                TABLE OF CONTENTS


                                                                            PAGE
GENERAL INFORMATION............................................................1

INVESTMENT TECHNIQUES..........................................................1

INVESTMENT RESTRICTIONS.......................................................20

CERTAIN RISK CONSIDERATIONS...................................................24

MANAGEMENT OF THE TRUST.......................................................35

PORTFOLIO TRANSACTIONS........................................................47

DISTRIBUTIONS AND TAXES.......................................................52

SHARE PRICE CALCULATION.......................................................58

DISTRIBUTION PLAN.............................................................60

SHAREHOLDER SERVICES AGREEMENT................................................62

DEALER COMMISSIONS............................................................64

EXPENSES .....................................................................64

CODE OF ETHICS................................................................64

PROXY VOTING..................................................................64

GENERAL INFORMATION...........................................................66

PRINCIPAL HOLDERS OF SECURITIES...............................................67

PERFORMANCE INFORMATION.......................................................74

PURCHASE AND REDEMPTION OF SHARES.............................................82

OTHER INFORMATION.............................................................84

FINANCIAL STATEMENTS..........................................................84

APPENDIX - RATINGS OF INVESTMENT SECURITIES..................................A-1

                               GENERAL INFORMATION

The various classes of shares of each Fund commenced operations on the following dates:

------------------------------------ ---------------- ---------------- ----------------- ----------------
FUND                                 INSTITUTIONAL    CLASS A          CLASS S           CLASS R
                                     CLASS
------------------------------------ ---------------- ---------------- ----------------- ----------------
Large Cap Growth Fund                1/14/00          3/28/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Large Cap Value Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Small Cap Value Fund                 10/3/01          10/3/01          N/A               10/1/01*
------------------------------------ ---------------- ---------------- ----------------- ----------------
Technology Growth Fund               10/3/00          10/23/00         N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Corporate Bond Fund                  1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Government Bond Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
California Bond Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
High Yield Bond Fund                 1/14/00          1/14/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Prime Money Fund                     3/23/98          10/18/99         10/26/99          N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Government Money Fund                4/3/00           6/21/99          10/6/99           N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
California Money Fund                4/3/00           6/21/99          11/12/99          N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------


In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.


*The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "RCB Predecessor Fund"), for which Reed, Conner & Birdwell, LLC ("RCB") served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund's fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.

City National Asset Management, Inc. ("CNAM" or the "Investment Manager") serves as investment manager to the Funds. Each of Credit Suisse Asset Management, LLC ("CSAM") and Reed, Conner & Birdwell, LLC ("RCB" and, together with CSAM, the "Sub-advisers") serves as a sub-adviser to one of the Funds, as described more fully below.


                              INVESTMENT TECHNIQUES

The prospectuses of the Funds show the principal strategies and risks of investing in each Fund. This Statement of Additional Information shows additional strategies and risks of the Funds that an investor should also consider.

PRIME MONEY FUND

The Prime Money Fund invests generally in the following types of U.S. dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM has determined present minimal credit risk:

              - Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Services ("Moody's"),

                  Standard and Poor's Corporation ("S&P"), Fitch IBCA, Duff and Phelps Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

              - Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at least equal in quality to one or more of the above referenced securities.

              - Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

              - Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

              - Certificates of deposit, time deposits, notes and bankers' acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

GOVERNMENT MONEY FUND

It is a fundamental policy of the Government Money Fund to invest, under normal conditions, in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

CALIFORNIA MONEY FUND

It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government - in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax ("Municipal Securities") or exempt from federal and California personal income tax ("California Municipal Securities"). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

PERMITTED INVESTMENTS

EQUITY SECURITIES. The Equity Funds will, and the Bond Funds may, invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.


FIXED INCOME SECURITIES. The Money Funds and the Bond Funds will, and the Equity Funds may, invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

CORPORATE BONDS. The Corporate Bond Fund and the Prime Money Fund may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Funds and the Bond Funds may invest in variable and floating rate instruments. Certain of the obligations purchased by these Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

CONVERTIBLE SECURITIES AND WARRANTS. The Equity Funds and the High Yield Bond Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SECTION 4(2) COMMERCIAL PAPER. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Manager (or the relevant Sub-adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-adviser), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.

ILLIQUID SECURITIES. The Funds may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-adviser) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES. The Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

         AGENCY MORTGAGE-RELATED SECURITIES. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         MORTGAGE-RELATED SECURITIES - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         MORTGAGE-RELATED SECURITIES - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         MORTGAGE-RELATED SECURITIES - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

ASSET-BACKED COMMERCIAL PAPER. The Prime Money Fund and the California Money Fund each can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Prime Money Fund and the California Money Fund each intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

ASSET-BACKED SECURITIES. The Prime Money Fund, the California Money Fund, the Corporate Bond Fund and the High Yield Bond Fund may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (E.G., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

VARIABLE RATE DEMAND NOTES. The Bond Funds and the Money Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Bond Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-adviser) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-adviser) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

FOREIGN SECURITIES. The Equity Funds and the Bond Funds may invest in foreign securities. The Small Cap Value Fund may invest up to 35% of its total assets in foreign securities. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

FUTURES AND OPTIONS ON FUTURES. The Equity Funds and the High Yield Bond Fund may invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of these Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

These Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, each Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of another company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

ZERO COUPON BONDS. The Bond Funds and the Money Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Bond Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

PAY-IN-KIND BONDS. Investments of the High Yield Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITS. The High Yield Bond Fund and the Equity Funds may invest in real estate investment trusts ("REITs"). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

PRIVATIZATIONS. The High Yield Bond Fund and the Equity Funds may invest in "privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

SPECIAL SITUATIONS. The High Yield Bond Fund and the Equity Funds may invest in "special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for these Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-adviser) based on criteria reviewed by the Board.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Bond Funds and the Equity Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of these Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, these Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions. Each of these Funds will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

MUNICIPAL SECURITIES. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

         MUNICIPAL LEASES. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations - instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         MUNICIPAL NOTES. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. Each Equity Fund and the High Yield Bond Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or Sub-adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-adviser) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager (or Sub-adviser) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

LENDING OF PORTFOLIO SECURITIES. The Equity Funds and the Bond Funds may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager (or Sub-adviser). These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (I.E., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-adviser) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-adviser), the income which can be earned currently from such loans justifies the attendant risk.

STANDBY COMMITMENTS AND PUT TRANSACTIONS. The Government Money Fund, the California Money Fund and the Bond Funds reserve the right to engage in standby commitments and put transactions. The Investment Manager and each Sub-adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. These Funds would limit their put transactions to institutions which the Investment Manager (or Sub-adviser) believes present minimum credit risks, and the Investment Manager (or Sub-adviser) would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, these Funds would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between one of these Funds and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. These Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time they should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to these Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, these Funds could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to these Funds, these Funds could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

HIGHLY LIQUID INVESTMENTS. The Funds may invest in cash and cash equivalents. The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Funds may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. The Prime Money Fund may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Prime Money Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.

TAX EXEMPT COMMERCIAL PAPER. The California Bond Fund, the California Money Fund and the Prime Money Fund may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Each Fund may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (I.E., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS. Each Fund may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

WHEN-ISSUED SECURITIES. The Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-adviser) deems it appropriate to do so.

INDEX-BASED INVESTMENTS. The Equity Funds (other than the Small Cap Value Fund) may invest in index-based investments. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in unit investment trusts ("UITs") that may be obtained from the UITs or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

A UIT will generally issue index-based investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Index-based investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based investments to reconstitute a Creation Unit (large aggregations of a particular index-based investment). The liquidity of small holdings of index-based investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based investments is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based investments purchased or sold by the portfolio could result in losses on index-based investments. Trading in index-based investments involves risks similar to those risks, described above under "Options and Futures on Options" involved in the writing of options on securities.


BORROWING POLICY. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to one-third of the value of each Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1. Other than the California Bond Fund, with respect to 75% of its total assets,
(i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets,
(i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4. Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC"), except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1. Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold securities that are illiquid or are otherwise not readily marketable (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MONEY FUNDS

Except as otherwise noted with an *, the restrictions below are nonfundamental and can be changed as to a Money Fund without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Money Fund. The Money Funds may not:

1. *Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3. *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4. Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Funds will invest no more than 10% of their net assets in illiquid securities.

5. *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6. Invest for the purpose of exercising control or management of another issuer.

7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the 1940 Act.

8. *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9. *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10. Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

11. Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12. *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13. *Issue senior securities as defined in the 1940 Act.

14. Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager and/or a Fund's Sub-adviser has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4) a security not rated by an NRSRO but deemed by the Investment Manager (or Sub-adviser), pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager or the Fund's Sub-adviser, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a "Government security"). A Second Tier Security is any other Eligible Security.

Each Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.


                           CERTAIN RISK CONSIDERATIONS


TECHNOLOGY COMPANIES

The Technology Growth Fund invests primarily in equity securities which, by definition, entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Manager. Securities in the Technology Growth Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

To the extent the Technology Growth Fund concentrates its investments in industries generally associated with technology, its share value may be more volatile than that of more-diversified mutual funds. The Technology Growth Fund's share value will reflect trends specific to technology industries, which may be subject to greater changes in governmental policies and regulation than many other industries. Additionally, technology companies can be particularly affected by such specific risks as: aggressive product prices due to competitive pressure from numerous market entrants, short product cycles, rapid rate of change, and product obsolescence at a more frequent rate than other types of companies caused by rapid technological advances; and risks that new products will fail to meet expectations or even reach the marketplace, among others. In addition, these companies tend to be capital intensive and, as a result, may not be able to recover all capital investment costs.

Although the Technology Growth Fund is classified as a "diversified" mutual fund under applicable law, consistent with such designation the Fund may invest up to 25% of its assets in common stock issued by a single company. For example, as of the Technology Growth Fund's most recent fiscal year end, approximately 9% of the Fund's net assets were invested in common stock of Microsoft

Corporation. As with any mutual fund, whether diversified or not, volatility in the price of an individual security will have a proportionate impact on the volatility of the net asset value of the Fund. The impact of volatility in the price of an individual security on the net asset value of the Fund depends on how widely the Fund diversifies its investments among the various companies it holds. Accordingly, the more that the Fund invests its assets in the stock of a single company, the larger proportionate impact any change in the value of such stock will have on the net asset value of the Fund.

The Technology Growth Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies often have potential for rapid growth, investment in them frequently involves greater risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales of securities of smaller companies, the Technology Growth Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

DEBT

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. Investors also should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur.

The value of commercial paper and other securities in these Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

LOW GRADE, HIGH YIELD DEBT

Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"), as discussed in the appendix attached hereto.

Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the High Yield Bond Fund. In addition, the High Yield Bond Fund may invest in unrated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisitions and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the High Yield Bond Fund's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Bond Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the High Yield Bond Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the High Yield Bond Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Bond Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the High Yield Bond Fund's investment portfolio and increasing the exposure of the High Yield Bond Fund to the risks of high yield securities.

PREPAYMENTS

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager (or Sub-adviser) in managing interest rate risks, including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Investment Manager's (or Sub-adviser's) estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

BOND FUND AND MONEY FUND RISKS

The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. As discussed above, the Money Funds will invest in securities which the Investment Manager or a Fund's Sub-adviser has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the 1940 Act, to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager or a Money Fund's Sub-adviser to minimize the credit risk with respect to the securities in the Money Funds' portfolios, but there can be no absolute assurance that the Investment Manager or a Sub-adviser will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund's portfolios, the Money Fund may be unable to maintain stable net asset values of $1.00 per share.

The Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

NON-DIVERSIFIED RISKS

The California Bond Fund is a "non-diversified" investment company under the 1940 Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

CALIFORNIA SPECIFIC RISKS

Under normal conditions, the California Bond Fund and the California Money Fund will be fully invested in obligations which produce income exempt from federal income tax and California state personal income tax. Although each such Fund's objective is to provide income exempt from federal and California State personal income taxes, some of its income may be subject to the alternative minimum tax.

As these Funds will have considerable investments in California Municipal Securities, they will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. In addition, certain tax-exempt securities in which the California Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. To the extent that a significant portion of a Fund's assets are invested in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

The information set forth below is a general summary intended to give a recent historical description. It is primarily based on one or more publicly available offering statements relating to debt offerings of California issuers, the latest of which is dated December 3, 2003. Such information has not been independently verified. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California or other issues of California Municipal Securities.

Because each Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. Neither Fund can predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by a Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible neither Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

GENERAL ECONOMIC CONDITIONS. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore could be adversely affected by any such disruption. Although California's growth continues to outpace the nation, since the early months of 2001, the State's economic growth has moderated significantly.

A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $5.0 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $59.7 billion in 2001-02 and an estimated $61.9 billion in 2002-03, and, as of January 10, 2004, are projected to be $66.3 billion in 2003-04 and $70.7 billion in 2004-05.

In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local budgets.

STATE BUDGET AND INDEBTEDNESS. Following a severe recession beginning in 1990, the State's financial condition improved markedly from fiscal year 1995-96 through 2000-01 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

The 2001 Budget Act's spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest. The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures in fiscal year 2002-03. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. As of January 10, 2004, General Fund revenues and transfers in 2002-03 were estimated to be $71.3 billion, with expenditures of $77.5 billion.

In December 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be effected in 2002-03 and the balance in 2003-04. The Legislature passed budget adjustment legislation in March and April of 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers for 2002-03 and 2003-04. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. However, the issuance of the pension obligation bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds.

The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addresses its potential $39.4 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.7 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion). The State originally planned to issue its fiscal recovery bonds in February and April of 2004. As part of his 2004-05 Budget, Governor Schwarzenegger proposed the issuance of up $15 billion in bonds to finance the negative General Fund reserve balance as of June 30, 2004. These economic recovery bonds would be issued in lieu of the $10.7 billion in deficit financing bonds assumed in the 2003 Budget Act and the $1.9 billion in pension obligation bonds discussed above. Any proceeds from these bonds would be used to create a deficit recovery fund to pay for deferred obligations in 2003-04 and 2004-05. These bonds will be submitted for voter approval by initiative in the March 2004 presidential primary election. If the issuance of these bonds are materially delayed or are otherwise prohibited, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut and the State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowing, to the extent legally feasible and to the extent the State had continued access to the capital markets.

At a special election held on October 7, 2003, the Governor of the State, Gray Davis, was recalled and replaced as Governor by Arnold Schwarzenegger. Governor Arnold Schwarzenegger took office on November 17, 2003.

Governor Schwarzenegger released his 2004-05 Governor's Budget on January 10, 2004. This budget projects total General Fund revenues and transfers of $76.4 billion in 2004-05 and General Fund expenditures of $76.1 billion. The 2004-05 Budget assumes that the $15 billion in economic recovery bonds will be approved by voters and issued by the end of fiscal 2003-04. This $15 billion will address the structural budget gap from prior years. The 2004-05 budget includes $7.3 billion in program reductions and related cost savings in 2003-04 and 2004-05 combined. These include a $2 billion reduction in Proposition 98 spending and a $950 million reduction in transportation related to suspension of the Proposition 42 transfer. In addition, the budget includes: over $700 million in reductions in higher education, backfilled in large part by student fee increases; a $1.4 billion reduction in social services related to grant reductions, cost-of-living adjustment deletions, and elimination of state-only services in In-Home Supportive Services; a $1.1 billion reduction in Medi-Cal; and a $400 million unallocated reduction to corrections. The budget also proposes a $1.3 billion property tax shift from local governments to schools. Both the economic recovery bonds and the proposed spending cuts are controversial and there can be no assurance which will eventually be approved by voters or enacted by the Legislature.

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

RATINGS. As of January 15, 2004, the State's general obligation bonds were rated Baa1 by Moody's, BBB by Standard & Poor's, and BBB by Fitch Ratings. In December 2003, Fitch Ratings lowered the State's general obligation bond rating to BBB from A citing California's heavy reliance on the completion of an increased deficit financing, the tremendous amount of measures needed to close a widening budget gap, and the decision to submit the deficit bonds and the balanced budget proposal for the March 2004 election, which would inject another element of uncertainty. Also in December 2003, Moody's lowered its rating to Baa1 from A3 and stated that the downgrade reflects the State's recent action to cut the Vehicle License Fee, with immediate effect, as well as the continuing inability to reach political consensus on solutions to its budget and financial problems. In July 2003, Standard and Poor's lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS. The State is party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair State revenues.

LOCAL GOVERNMENT. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. As discussed below, the fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 219, another initiative constitutionally enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

The effect of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has "backfilled" the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (I.E., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level. In his first days in office, Governor Schwarzenegger rescinded the vehicle license fee increase retroactive to October 1 and his 2004-05 Budget proposes to continue to backfill the VLF offset.

CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution. In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund.

During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

In 1986, California voters approved an initiative statute known as Proposition
62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court has upheld the Proposition 62 requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes. In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (1) require that the State set aside a prudent reserve fund for public education, and (2) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges.

FUTURE INITIATIVES. Articles XIII A and XIII B were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies of the state, and consequently, their ability to pay interest and principal on their obligations.

FOREIGN SECURITIES

The Equity Funds and the Bond Funds may purchase securities issued by companies and governments of foreign countries. Accordingly, shareholders should consider carefully the substantial additional risks involved in investing in these securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Equity Funds and the Bond Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Equity Funds and the Bond Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's (or Sub-adviser's) ability to predict movements in exchange rates.

Some countries in which the Equity Funds and the Bond Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Equity Funds and the Bond Funds. The Equity Funds and the Bond Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Equity Funds and the Bond Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of these Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

EMERGING MARKETS

The Equity Funds and the Bond Funds may invest in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

                                             INDEPENDENT TRUSTEES
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
NAME                      POSITION     TERM OF      PRINCIPAL OCCUPATION       NUMBER OF        OTHER DIRECTORSHIPS
ADDRESS                   WITH THE     OFFICE       FOR THE                    PORTFOLIOS IN    HELD BY TRUSTEE
AGE                       TRUST        AND          PAST FIVE YEARS            FUND
                                       LENGTH                                  COMPLEX
                                       OF TIME                                 OVERSEEN BY
                                       SERVED                                  TRUSTEE
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Irwin G. Barnet, Esq.*    Trustee      Since 1999   Attorney and partner, Reed 11               None
Reed Smith Crosby Heafey                            Smith LLP, a law firm
1901 Avenue of the                                  (January, 2003-present);
Stars, #700                                         attorney and principal,
Los Angeles,                                        Crosby, Heafey, Roach &
California  90067                                   May P.C., a law firm
Age: 65                                             (September, 2000-December,
                                                    2002 ); attorney and
                                                    principal, Sanders, Barnet,
                                                    Goldman, Simons & Mosk, a
                                                    law firm (prior to
                                                    September, 2000).

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Victor Meschures          Trustee      Since 1999   Certified Public           11               None
Meschures, Campeas,                                 Accountant, Meschures,
Thompson, Snyder and                                Campeas, Thompson,
Pariser, LLP                                        Snyder and Pariser, LLP,
760 North La Cienega                                an accounting firm
Boulevard                                           (1964-present).
Los Angeles,
California  90069
Age: 65

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
William R. Sweet          Trustee      Since 1999   Retired; Executive Vice    11               Director of Hispanic
81 Mt. Tiburon Road                                 President, Union Bank of                    Express Inc.
Tiburon, California                                 California (1985-1996).
94920
Age: 66

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
James Wolford             Trustee      Since 1999   Chief Financial Officer,   11               None
CNI Charter Funds                                   DBM Group, a direct mail
400 North Roxbury Drive                             marketing company
Beverly Hills,                                      (August, 2001- present);
California 90210                                    Senior Vice President
Age: 49                                             and Chief Operating
                                                    Officer, Forecast Commercial
                                                    Real Estate Service, Inc.
                                                    (January, 2000- August,
                                                    2001); Senior Vice President
                                                    and Chief Financial Officer,
                                                    Bixby Ranch Company, a real
                                                    estate company (1985-
                                                    January, 2000).

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------

* This Trustee's firm renders certain legal services to CNB and CNC, and its predecessor did so in 2002 and 2001. Total fees in 2003, 2002 and 2001 were approximately $179,753, $106,057 and $10,531, respectively. In May, 2003, the other independent Trustees determined that Mr. Barnet should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which did not involve the
Trust, and because of his minimal interest in such fees.

                                    OFFICERS

--------------------------- -------------------- ------------------- ---------------------------------------------------
NAME                        POSITION WITH        TERM OF OFFICE      PRINCIPAL OCCUPATION FOR THE
ADDRESS                     THE TRUST            AND LENGTH OF       PAST FIVE YEARS
AGE                                              TIME SERVED

--------------------------- -------------------- ------------------- ---------------------------------------------------
Timothy D. Barto            Vice President       Since 2000          Employed by SEI Investments (1999- present); Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (1999-present); Assistant Secretary
Oaks, Pennsylvania 19456                                             of the Distributor (2003-present); Vice President
Age:  35                                                             of the Distributor (1999-2003); Associate, Dechert,
                                                                     Price & Rhoads, a law firm (1997-1999).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Cori Daggett                Vice President       Since 2003          Employed by SEI Investments since 2003; Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (2003-present); Associate at Drinker
Oaks, Pennsylvania  19456                                            Biddle & Reath (1998-2003).
Age: 40

--------------------------- -------------------- ------------------- ---------------------------------------------------
Lydia A. Gavalis,           Vice President       Since 1999          Vice President and Assistant Secretary of the
SEI Investments             and Assistant                            Administrator (1999-present); Assistant Secretary
One Freedom Valley Drive    Secretary                                of the Distributor (1998-Present); Vice President
Oaks, Pennsylvania  19456                                            of the Distributor (1998-2003); Assistant General
Age: 39                                                              Counsel and Director of Arbitration, Philadelphia
                                                                     Stock Exchange (1989-1998).
--------------------------- -------------------- ------------------- ---------------------------------------------------
Vernon C. Kozlen            President and        Since 2000          Chairman, CNAM (2001-present); Executive Vice
City National Bank          Chief Executive                          President, CNB (1996-present); Executive Vice
400 N. Roxbury Drive        Officer                                  President of Trust and Private Client Services,
Beverly Hills, CA  90210                                             First Interstate Bank (1985-1996).
Age: 59

--------------------------- -------------------- ------------------- ---------------------------------------------------
Christine M. McCullough     Vice President       Since 2000          Employed by SEI Investments (1999-present); Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (1999-present); Vice President and
Oaks, Pennsylvania  19456                                            Assistant Secretary of the Distributor (1999-2003);
Age: 42                                                              Associate, White and Williams LLP, a law firm (1991-
                                                                     1999); Associate, Montgomery, McCracken, Walker &
                                                                     Rhoads, a law firm (1990-1991).
--------------------------- -------------------- ------------------- ---------------------------------------------------
John C. Munch               Vice President       Since 2002          Employed by SEI Investments (2001-present); Vice
SEI Investments             and Secretary                            President and Assistant Secretary of the
One Freedom Valley Drive                                             Administrator (2001-present); General Counsel and
Oaks, Pennsylvania  19456                                            Vice President of the Distributor (2003-present);
Age: 32                                                              Vice President and Assistant Secretary of the
                                                                     Distributor (2001-2003); Associate, Howard Rice
                                                                     Nemerovski Canady Falk & Rabkin, a law firm
                                                                     (1998-2001); Associate, Seward & Kissel, a law firm
                                                                     (1996-1998).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM (2001-present);
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 38

--------------------------- -------------------- ------------------- ---------------------------------------------------
Peter A. Rodriguez          Controller and       Since 2003          Director, Funds Accounting, SEI Investments
SEI Investments             Chief Operating                          Global Funds Services (September 2002-present and
One Freedom Valley Drive    Officer                                  1997-2002); Vice President, Fund Administration,
Oaks, Pennsylvania  19456                                            BlackRock Financial Management (April 2002 to
Age: 41                                                              September 2002).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Sherry Kajdan Vetterlein    Vice President       Since 2001          Employed by SEI Investments (2001-present); Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (2001-present); Vice President and
Oaks, PA  19456                                                      Assistant Secretary of the Distributor (2001-2003);
Age: 41                                                              Shareholder and Partner, Buchanan Ingersoll P.C.,
                                                                     a law firm (1992-2000).
--------------------------- -------------------- ------------------- ---------------------------------------------------

--------------------------- -------------------- ------------------- ---------------------------------------------------
NAME                        POSITION WITH        TERM OF OFFICE      PRINCIPAL OCCUPATION FOR THE
ADDRESS                     THE TRUST            AND LENGTH OF       PAST FIVE YEARS
AGE                                              TIME SERVED

--------------------------- -------------------- ------------------- ---------------------------------------------------
Richard A. Weiss            Vice President       Since 2000          President, CNAM (2001-present); Senior Vice
City National Bank          and Assistant                            President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present); Executive Vice President and
Beverly Hills, CA  90210                                             Chief Investment Officer, Sanwa Bank California
Age: 43                                                              (1994-1999).

--------------------------- -------------------- ------------------- ---------------------------------------------------
William E. Zitelli, Jr.     Vice President       Since 2000          Employed by SEI Investments (2000-present); Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (2000-present); Assistant Secretary
Oaks, Pennsylvania  19456                                            of the Distributor (2000-present); Vice President
Age: 35                                                              of the Distributor (2000-2003); Vice President
                                                                     Merrill Lynch & Co. Asset Management Group (1998-
                                                                     2000); Associate, Pepper Hamilton LLP, a law firm
                                                                     (1997-1998); Associate, Reboul, MacMurray, Hewitt,
                                                                     Maynard & Kristol, a law firm (1994-1997).

--------------------------- -------------------- ------------------- ---------------------------------------------------


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised of Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors, approves all auditing and other services provided to the Trust by its independent auditors, and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2003, the Audit Committee held two meetings. On May 1, 2003, the Board designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Fair Value Pricing Committee, comprised of Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford. The Fair Value Pricing Committee reviews and approves pricing and valuation procedures and performs and monitors such procedures to determine fair value of securities for which market prices are not readily available. During the fiscal year ended September 30, 2003, the Fair Value Pricing Committee held four meetings.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003.

                              INDEPENDENT TRUSTEES

------------------------------------- ----------------------------------- -----------------------------------
NAME OF TRUSTEE                       DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF
                                      SECURITIES IN EACH FUND             EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                                                          TRUSTEE IN FAMILY OF
                                                                          INVESTMENT COMPANIES

------------------------------------- ----------------------------------- -----------------------------------

Irwin G. Barnet                       Government Money Fund               Over $100,000
                                      Over $100,000

------------------------------------- ----------------------------------- -----------------------------------

Victor Meschures                      None                                None

------------------------------------- ----------------------------------- -----------------------------------

William R. Sweet                      Large Cap Growth Fund               $1 - $10,000
                                      $1 - $10,000
                                      Large Cap Value Fund
                                      $1 - $10,000
                                      Small Cap Value Fund
                                      $1 - $10,000

------------------------------------- ----------------------------------- -----------------------------------

James Wolford                         None                                None

------------------------------------- ----------------------------------- -----------------------------------


Trustees, officers, directors and full time employees of the Trust, CNAM, RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

During 2002 and 2003, Mr. Barnet's firm, Reed Smith LLP, and its predecessor, Crosby, Heafey, Roach & May, P.C., provided legal services to City National Corporation and CNB. In 2002, the compensation for these services was approximately $106,057. In 2003, the firm billed approximately $179,753 for these services and collected approximately $177,743, as of December 30, 2003. Mr. Barnet's interest in the fees collected each year was substantially less than $60,000.

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2003.

                                       INDEPENDENT TRUSTEES
-------------------------- ----------------------- ----------------------- ------------------ --------------------------
     NAME OF TRUSTEE             AGGREGATE         PENSION OR RETIREMENT   ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
                             COMPENSATION FROM      BENEFITS ACCRUED AS      BENEFITS UPON       REGISTRANT AND FUND
                                 REGISTRANT            PART OF FUNDS'         RETIREMENT      COMPLEX PAID TO TRUSTEES
                                                          EXPENSES
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

Irwin G. Barnet                   $15,500                   N/A                   N/A                  $15,500

-------------------------- ----------------------- ----------------------- ------------------ --------------------------

Victor Meschures                  $15,500                   N/A                   N/A                  $15,500

-------------------------- ----------------------- ----------------------- ------------------ --------------------------

William R. Sweet                  $15,500                   N/A                   N/A                  $15,500

-------------------------- ----------------------- ----------------------- ------------------ --------------------------

James Wolford                     $15,500                   N/A                   N/A                  $15,500

-------------------------- ----------------------- ----------------------- ------------------ --------------------------


INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management ("BCM") served as the Investment Manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM. CNAM employs the same investment personnel that managed the Funds under CNB.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. CNB, founded in the early 1950's, is a federally chartered commercial bank with over $13.0 billion in assets as of December 31, 2003. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Funds' prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Trust's Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the relevant fiscal periods ending September 30, 2003, September 30, 2002 and September 30, 2001, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

------------------------------- ---------------------------- --------------------------- ---------------------------
             FUND                FISCAL YEAR ENDED 9/30/03   FISCAL YEAR ENDED 9/30/02   FISCAL YEAR ENDED 9/30/01
------------------------------- ---------------------------- --------------------------- ---------------------------
                                 FEES PAID     FEES WAIVED    FEES PAID    FEES WAIVED    FEES PAID    FEES WAIVED
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Large Cap Growth Fund           $130,061           N/A       $108,948      $6,984        $106,980      $15,984
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Large Cap Value Fund            $187,966           N/A       $174,107      $13,959       $157,271      $27,094
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Technology Growth Fund          $12,504       $2,198         $10,647       $2,602        $11,605       $4,108
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Small Cap Value Fund            $138,210           N/A       $106,582      $3,811            N/A           N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Corporate Bond Fund             $171,425      $8,004         $121,547      $25,000       $78,601       $31,917
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Government Bond Fund            $66,836       $15,199        $34,615       $20,365       $24,617       $24,359
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
California Bond Fund            $40,820       $21,550        $12,029       $30,746       $2,940        $31,680
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
High Yield Bond Fund            $173,362      $28,112        $94,815       $27,260       $59,115       $25,573
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Prime Money Fund                $1,558,846         N/A       $1,444,299    $243,938      $1,071,296    $475,364
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Government Money Fund           $6,248,894    $23,209        $6,133,755    $529,692      $5,597,845    $687,331
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
California Money Fund           $1,895,933    $636,356       $894,036      $900,460      $624,994      $1,068,027
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------

For the fiscal periods ended September 30, 2001 and June 30, 2001, the RCB Predecessor Fund accrued advisory fees owed to RCB of $18,348, and $51,862 respectively, all of which were waived by RCB. For the same periods, RCB reimbursed the RCB Predecessor Fund an additional $11,259, and $31,219, respectively, in expenses.

For the fiscal year ended September 30, 2003, the Investment Manager recaptured fees it had previously waived in the following amounts: Large Cap Growth Fund:
$5,351; Large Cap Value Fund: $3,602; Small Cap Value Fund: $2,538;
Prime Money Market Fund: $20,625; and Government Money Market
Fund: $26,227.

SUB-ADVISERS

THE GOVERNMENT MONEY FUND

Until May 1, 2003, Wellington Management Company, LLP ("Wellington Management") served as investment sub-adviser to the Government Money Fund pursuant to a sub-advisory agreement with the Investment Manager (the "Wellington Management Sub-Advisory Agreement"). As of May 1, 2003, the Wellington Management Sub-Advisory Agreement was terminated.

For the period October 1, 2002 through April 30, 2003, the Investment Manager paid Wellington Management approximately $213,880 in sub-advisory fees. For the fiscal years ended September 30, 2002 and September 30, 2001, the Investment Manager paid Wellington Management approximately $421,112 and $483,440 in sub-advisory fees, respectively.

THE CALIFORNIA MONEY FUND

Until January 30, 2004, Weiss, Peck & Greer, L.L.C. ("WP&G") served as investment sub-adviser to the California Money Fund pursuant to a sub-advisory agreement with the Investment Manager (the "WP&G Sub-Advisory Agreement"). As of January 30, 2004, the WP&G Sub-Advisory Agreement has been terminated.

For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the Investment Manager paid WP&G approximately $330,892, $315,866 and $300,675 in sub-advisory fees, respectively.

THE HIGH YIELD BOND FUND

CSAM has entered into a sub-advisory agreement (the "CSAM Sub-Advisory Agreement") with the Investment Manager pursuant to which CSAM serves as discretionary investment adviser to the High Yield Bond Fund. The CSAM Sub-Advisory Agreement provides that CSAM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the CSAM Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the CSAM Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The CSAM Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days' written notice to CSAM, or by CSAM on not less than 60 days' written notice to the Trust.

CSAM is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the High Yield Bond Fund up to $35 million and 0.40% of such net assets over $35 million.

For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the Investment Manager paid CSAM approximately $115,575, $81,384 and $56,917 in sub-advisory fees, respectively.

THE SMALL CAP VALUE FUND

RCB has entered into a sub-advisory agreement (the "RCB Sub-Advisory Agreement" and, together with the CSAM Sub-Advisory Agreement, the "Sub-Advisory Agreements") with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days' written notice to RCB, or by RCB on not less than 60 days' written notice to the Trust.

RCB is entitled to a fee for its investment advisory services to be paid by CNAM, which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2003 and September 30, 2002, the Investment Manager paid RCB approximately $138,210 and $106,582, in sub-advisory fees, respectively.

The use of the name "RCB" by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.

APPROVAL OF ADVISORY AGREEMENTS

In determining whether to renew the Investment Management Agreement and Sub-Advisory Agreements, the Board of Trustees evaluates information provided by the Investment Manager and Sub-Advisers in accordance with Section 15(c) of the 1940 Act. At its February 20, 2003 meeting, the Board considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the Funds, fees and expenses borne by the Funds, and financial results of the Investment Manager and Sub-advisers.

In reviewing the quality of services provided to each of the Funds, the Board noted that for the year ended December 31, 2002, the net asset value per share of most of the Funds (other than the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund and Technology Growth Fund) had increased and that during the period each of the Funds (other than the Prime Money and Government Money Funds) had a return greater than or near its respective Lipper universe. With respect to the Prime Money and Government Money Funds, the Board considered that the respective Lipper universes to which these Funds are compared are composed of a large range of money market funds and not solely bank-sponsored money market funds, which generally have high numbers of transactions, therefore resulting in relatively higher expenses and lower yields.

In reviewing the quality of services provided to the Funds, the Board also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Investment Manager and each of the Sub-Advisers, their brokerage and soft dollar practices and their regulatory compliance procedures.

In reviewing the investment advisory fees and total expenses borne by each of the Funds, the Board noted that in most cases (other than the Government Money
Fund) advisory fees and total expenses as a percentage of each Fund's average net assets were favorable (within or below the middle 60%) in relation to the relevant Lipper universe. The Board noted that the Government Money Fund and the Prime Money Fund, which had investment advisory and total expenses in or near the top quintiles of the relevant Lipper universe, had been compared to Lipper universes composed of various types of money market funds and not solely bank-sponsored money market funds.

Based on their review, the Board of Trustees as a whole, and the independent Trustees separately, concluded that the terms of the Investment Management Agreement and each of the Sub-Advisory Agreements were fair and reasonable and similar to those which could have been obtained through arms-length negotiations, and approved renewal of such Agreements.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

Prior to April 1, 2002, the Administrator was entitled to a fee, which was calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Equity Funds (other than the Small Cap Value Fund), the Bond Funds and the Prime Money Fund, 0.25% of the Small Cap Value Fund, 0.15% of the Prime Money Fund, 0.101% of the Government Money Fund and 0.155% of the California Money Fund. As of April 1, 2002, the Administrator is entitled to a fee, which is calculated based upon the aggregate average daily net assets of the Trust: 0.10% of assets not exceeding $2.5 billion; 0.08% of assets exceeding $2.5 billion but not exceeding $5 billion; and 0.06% of assets exceeding $5 billion. Each separate Fund is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.


For the fiscal years ended September 30, 2003, September 30, 2002, and September 30, 2001, the Funds paid the following administrative fees:

  ------------------ ------------------------------ ----------------------------- -----------------------------
        FUND           FISCAL YEAR ENDED 9/30/03     FISCAL YEAR ENDED 9/30/02     FISCAL YEAR ENDED 9/30/01
  ------------------ ------------------------------ ----------------------------- -----------------------------
                       FEES PAID     FEES WAIVED      FEES PAID     FEES WAIVED     FEES PAID     FEES WAIVED
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Large Cap Growth         $18,567       N/A              $14,914       N/A             $28,376       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Large Cap Value          $28,129       N/A              $25,389       N/A             $44,605       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Technology                $1,365       N/A               $1,290       N/A              $2,772       N/A
  Growth Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Small Cap Value          $15,087       N/A              $11,094       N/A             N/A           N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Corporate Bond           $39,755       N/A              $30,964       N/A             $41,445       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Government Bond          $14,418       N/A              $10,783       N/A             $17,085       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------

  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  California Bond          $14,021          N/A           $13,311       N/A             $19,233       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  High Yield Bond          $21,449          N/A           $13,814       N/A             $16,938       N/A
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Prime Money Fund        $578,315          $4,258*      $822,560       N/A            $928,002       N/A
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  Government Money      $2,229,077          $7,975*    $2,369,561       $121,301     $2,363,234      $78,346
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------
  California Money        $651,181         $27,372*      $792,457        $38,462       $948,288      $23,208
  Fund
  ------------------ -------------- --------------- -------------- -------------- -------------- --------------

*The Administrator waived additional amounts in 2003 in order to maintain the yields of the Money Funds.

For the fiscal periods ended September 30, 2001 and June 30, 2001, the administrator to the RCB Predecessor Fund received fees from the RCB Predecessor Fund of $7,562 and $30,000, respectively.

The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Prior to April 1, 2002, the Administrator and CNB were parties to a sub-administration agreement under which CNB performed services which included clerical, bookkeeping, accounting, stenographic and administrative services, for which it received a fee, paid by the Administrator, at the annual rate of up to 0.075% of the average daily net assets of the Equity Funds and the Bond Funds. For the fiscal years ending September 30, 2002, and September 30, 2001, the Administrator paid CNB the following fees for administrative services provided to each of the indicated Equity Funds and the Bond Funds.


-------------------------------- --------------------------- ---------------------------

             FUND                 FISCAL YEAR ENDED 9/30/02  FISCAL YEAR ENDED 9/30/01
-------------------------------- --------------------------- ---------------------------
Large Cap Growth Fund                      $6,944                     $14,188
-------------------------------- --------------------------- ---------------------------
Large Cap Value Fund                      $11,708                     $22,302
-------------------------------- --------------------------- ---------------------------
Small Cap Value Fund                       $4,083                       N/A
-------------------------------- --------------------------- ---------------------------
Technology Growth Fund                      $661                       $1,386
-------------------------------- --------------------------- ---------------------------
Corporate Bond Fund                       $12,893                     $20,722
-------------------------------- --------------------------- ---------------------------
Government Bond Fund                       $4,598                      $8,542
-------------------------------- --------------------------- ---------------------------
California Bond Fund                       $5,902                      $9,617
-------------------------------- --------------------------- ---------------------------
High Yield Bond Fund                       $5,494                      $8,469
-------------------------------- --------------------------- ---------------------------


PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Trustees who are not "interested persons" of the Trust. The Distribution

Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" of the Trust and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including CNAM and its affiliates, that provide distribution-related services.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management (a wholly owned subsidiary of SEI Investments), located at 530 East Swedesford Road, Wayne, Pennsylvania 19087 (the "Transfer Agent"), serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a Custodian Agreement, Wachovia Bank, N.A. located at 530 Walnut Street, Philadelphia, Pennsylvania 19101, serves as the Custodian (the "Custodian") of the Funds' assets.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

The Trust's independent auditors, KPMG LLP, audit and report on the annual financial statements of the Funds and review the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager and the Sub-advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seeks to obtain best price and execution. Subject to the supervision of the Board, the Investment Manager and the Sub-advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including execution capability and financial responsibility. The Investment Manager annually performs a formal review of the broker-dealers used by the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research, and statistical services to the Funds or to


                                      -47-
s

the Investment Manager, or Sub-Adviser(s), even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

SMALL CAP VALUE FUND

Pursuant to the RCB Advisory Agreement, RCB determines which securities are to be purchased and sold by the Small Cap Value Fund and selects the broker-dealers to execute the Small Cap Value Fund's portfolio transactions.

Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Small Cap Value Fund will be holding, unless better executions are available elsewhere. Purchases of portfolio securities for the Small Cap Value Fund also may be made directly from issuers or from underwriters. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, RCB will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. RCB considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its RCB Advisory Agreement with the Small Cap Value Fund, to be useful in varying degrees, but not necessarily capable of definite valuation.

RCB may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Small Cap Value Fund and may be useful to RCB in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Small Cap Value Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by RCB to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of RCB's overall responsibilities to the Small Cap Value Fund. Products, services and informational items may be provided directly to RCB by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (I.E., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to RCB in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, RCB allocates the research portion payable by the broker based on usage. For instance, RCB believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, RCB allocates the administrative portion of the expenses to be paid directly to RCB and the research portion to be paid by brokers who execute security transactions for RCB. Since this allocation of cost between research and non-research functions is determined solely by RCB, a conflict of interest may exist in its calculation.

Generally, RCB makes similar portfolio investment decisions for all of the client accounts and mutual funds it advises, including the Small Cap Value Fund. Therefore, it is possible that at times RCB will determine it is desirable to acquire or sell identical securities on behalf of the Small Cap Value Fund and such client accounts and other mutual funds. In those instances, trading decisions will be made in accordance with RCB's allocation policy. In such event, the position of the Small Cap Value Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Small Cap Value Fund at the same time, the Small Cap Value Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Small Cap Value Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Small Cap Value Fund is purchasing or selling, each day's transactions in such security will be allocated between the Small Cap Value Fund and all such client accounts or mutual funds in a manner deemed equitable by RCB, taking into account the respective sizes of the accounts and the amount being purchased or sold.

It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Small Cap Value Fund is concerned. In other cases, however, it is believed that the ability of the Small Cap Value Fund to participate in volume transactions may produce better executions for the Small Cap Value Fund.

The Small Cap Value Fund does not effect securities transactions through brokers solely for selling shares of the Small Cap Value Fund, although the Small Cap Value Fund may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Small Cap Value Fund for their customers. The Small Cap Value Fund does not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On September 30, 2003, the Prime Money Market Fund, the Government Money Market Fund, the Corporate Bond Fund, and the Large Cap Value Fund held securities of the Trust's "regular brokers or dealers" as follows:

----------------------------------------- ------------------------------- -----------------------------------------
FUND                                      NAME OF BROKER/DEALER             TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                            REGULAR BROKER-DEALER HELD (IN 000S)
----------------------------------------- ------------------------------- -----------------------------------------
Prime Money Market Fund                   CS First Boston Corp.                           $55,000
                                          Lehman Brothers, Inc.                           $50,600
                                          Goldman Sachs & Co.                             $25,000

----------------------------------------- ------------------------------- -----------------------------------------
Government Money Market Fund              Lehman Brothers, Inc.                           $243,000
                                          Goldman Sachs & Co.                             $145,000
                                          J.P. Morgan Chase Bank                          $75,000
                                          CS First Boston Corp.                           $25,000

----------------------------------------- ------------------------------- -----------------------------------------
Corporate Bond Fund                       Lehman Brothers, Inc.                            $1,301
                                          Goldman Sachs & Co.                              $1,035
                                          J.P. Morgan Chase Bank                            $828

----------------------------------------- ------------------------------- -----------------------------------------
Large Cap Value Equity Fund               J.P. Morgan Chase Bank                            $615

----------------------------------------- ------------------------------- -----------------------------------------

BROKERAGE

For the indicated fiscal periods, the indicated Funds paid the following brokerage commissions:

-------------------------- ---------------- ---------------------- ------------------ ----------------------
                                                                     % OF TOTAL
          ENDING              TOTAL $           TOTAL $ AMOUNT        BROKERAGE            % OF TOTAL
    SEPTEMBER 30, 2003       AMOUNT OF          OF BROKERAGE         COMMISSIONS            BROKERAGE
                             BROKERAGE           COMMISSIONS           PAID TO            TRANSACTIONS
                            COMMISSIONS            PAID TO            AFFILIATED        EFFECTED THROUGH
                               PAID           AFFILIATED BROKERS       BROKERS         AFFILIATED BROKERS
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund          $40,240               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Value Fund           $62,270               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Technology Growth Fund         $3,906                N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Small Cap Value Fund           $66,377              $439                 0.66%               34.10%
-------------------------- ---------------- ---------------------- ------------------ ----------------------


-------------------------- ---------------- ---------------------- ------------------ ----------------------
                                                                     % OF TOTAL
          ENDING              TOTAL $           TOTAL $ AMOUNT        BROKERAGE            % OF TOTAL
    SEPTEMBER 30, 2002       AMOUNT OF          OF BROKERAGE         COMMISSIONS            BROKERAGE
                             BROKERAGE           COMMISSIONS           PAID TO            TRANSACTIONS
                            COMMISSIONS            PAID TO            AFFILIATED        EFFECTED THROUGH
                               PAID           AFFILIATED BROKERS       BROKERS         AFFILIATED BROKERS
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund          $19,373               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Value Fund           $53,185               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Technology Growth Fund         $2,103                N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Small Cap Value Fund           $41,219               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------


-------------------------- ---------------- ---------------------- ------------------ ----------------------
                                                                     % OF TOTAL
          ENDING              TOTAL $           TOTAL $ AMOUNT        BROKERAGE            % OF TOTAL
    SEPTEMBER 30, 2001       AMOUNT OF          OF BROKERAGE         COMMISSIONS            BROKERAGE
                             BROKERAGE           COMMISSIONS           PAID TO            TRANSACTIONS
                            COMMISSIONS            PAID TO            AFFILIATED        EFFECTED THROUGH
                               PAID           AFFILIATED BROKERS       BROKERS         AFFILIATED BROKERS
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund         $28,657               N/A                   N/A                  N/A
------------------------- ---------------- ----------------------- ------------------- ---------------------
Large Cap Value Fund          $58,470               N/A                   N/A                  N/A
-------------------------- --------------- ----------------------- ------------------- ---------------------
Technology Growth Fund         $2,292               N/A                   N/A                  N/A
-------------------------- --------------- ----------------------- ------------------- ---------------------
Small Cap Value Fund           $3,719               N/A                   N/A                  N/A
-------------------------- --------------- ----------------------- ------------------- ---------------------

For the fiscal periods ended September 30, 2001 and June 30, 2001, the RCB Predecessor Fund paid $3,719 and $21,129, respectively, in brokerage commissions, none of which was paid to affiliated brokers.

Of the total brokerage commissions paid by the Large Cap Growth Fund, Large Cap Value Fund, and Technology Growth Fund during the fiscal year ended September 30, 2003, a total of $104,029 (97.8%) was paid to firms which provided research services to the Investment Manager as well as execution services. Of the total brokerage commissions paid by the Small Cap Value Fund during the fiscal year ended September 30, 2003, a total of $8,973 (13.28%) was paid to firms which provided research services to RCB as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the California Bond Fund or the California Money Fund to the extent they are not subject to income taxes).

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds' net asset values per share are determined (each a "Business Day"), the Money Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and
(2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some Variable Rate Demand Securities that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (I.E., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

CALIFORNIA INCOME TAX

The California Bond Fund and the California Money Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). Each of these two Funds will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If a Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund and attributable to the production of tax-exempt income will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

THE EQUITY FUNDS AND THE BOND FUNDS

The net asset value per share of each of the Equity Funds and the Bond Funds is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of NAV) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in NAV are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the NAV variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's (or the Sub-adviser's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the

Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A, Class S and Class R shares provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund's Class A, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class A, Class S and Class R shareholders or to their customers who beneficially own the Class A, Class S and Class R shares. During the fiscal period ending September 30, 2003, the annual distribution fee rate for the Equity Funds' and the Bond Funds' Class A shares (other than the Technology Growth Fund and the High Yield Bond Fund) was 0.25%. The annual distribution fee rate for the Class A shares of the Technology Growth Fund and the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund's Class R shares was 0.25%. The annual distribution fee rate for the Money Funds' Class A and Class S shares was 0.50%.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Manager has received or receives distribution fees from the Distributor, or has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plans or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Fund from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ending September 30, 2003, the Funds paid the Distributor the following distribution fees under the Plan, all of which were reallowed as compensation to broker-dealers and/or other financial intermediaries.

----------------------------------------- ------------------------------ -----------------------------------
  FISCAL YEAR ENDED SEPTEMBER 30, 2003                                   TOTAL FEES PAID DIRECTLY TO OTHER
                                                 TOTAL FEES PAID            BROKER-DEALERS AND FINANCIAL
                                               TO THE DISTRIBUTOR                  INTERMEDIARIES
----------------------------------------- ------------------------------ -----------------------------------
CLASS A SHARES
----------------------------------------- ------------------------------ -----------------------------------
Large Cap Growth Fund                            $    3,084                                -
----------------------------------------- ------------------------------ -----------------------------------
Large Cap Value Fund                             $    2,790                                -
----------------------------------------- ------------------------------ -----------------------------------
Technology Growth Fund                           $    2,067                                -
----------------------------------------- ------------------------------ -----------------------------------
Small Cap Value Fund                             $    2,831                                -
----------------------------------------- ------------------------------ -----------------------------------
Corporate Bond Fund                              $    1,806                                -
----------------------------------------- ------------------------------ -----------------------------------
Government Bond Fund                             $    1,333                                -
----------------------------------------- ------------------------------ -----------------------------------
California Bond Fund                             $      913                                -
----------------------------------------- ------------------------------ -----------------------------------
High Yield Bond Fund                             $   34,932                                -
----------------------------------------- ------------------------------ -----------------------------------
Prime Money Fund*                                $  471,333                            $  181,293
----------------------------------------- ------------------------------ -----------------------------------
Government Money Fund*                           $2,016,931                            $4,392,084
----------------------------------------- ------------------------------ -----------------------------------
California Money Fund*                           $  233,143                            $1,534,233
----------------------------------------- ------------------------------ -----------------------------------
CLASS S SHARES
----------------------------------------- ------------------------------ -----------------------------------
Prime Money Fund*                                $  618,859                                -
----------------------------------------- ------------------------------ -----------------------------------
Government Money Fund*                           $1,061,564                                -
----------------------------------------- ------------------------------ -----------------------------------
California Money Fund*                           $  152,938                                -
----------------------------------------- ------------------------------ -----------------------------------
CLASS R SHARES
----------------------------------------- ------------------------------ -----------------------------------
Small Cap Value Fund                                  -                                $   28,236
----------------------------------------- ------------------------------ -----------------------------------

*The Distributor waived additional fees in order to maintain the yields of the Money Funds.

                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Funds' Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal periods ending September 30, 2003, September 30, 2002, and September 30, 2001 pursuant to the Shareholder Services Agreement, the Class A, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:


---------------------------------- --------------------- -------------------- ------------------ -------------------
 FEES PAID, FISCAL PERIOD ENDED          CLASS A               CLASS S             CLASS R         INSTITUTIONAL
             9/30/03                                                                                   CLASS
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Growth Fund                          $3,084                N/A                N/A                $46,939
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Value Fund                           $2,790                N/A                N/A                $73,003
---------------------------------- --------------------- -------------------- ------------------ -------------------
Technology Growth Fund                         $1,722                N/A                N/A                 $1,956
---------------------------------- --------------------- -------------------- ------------------ -------------------
Small Cap Value Fund                           $2,831                N/A            $28,236                 $9,582
---------------------------------- --------------------- -------------------- ------------------ -------------------
Corporate Bond Fund                            $1,806                N/A                N/A               $105,334
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Bond Fund                           $1,337                N/A                N/A                $37,520
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Bond Fund                             $913                N/A                N/A                $36,882
---------------------------------- --------------------- -------------------- ------------------ -------------------
High Yield Bond Fund                          $29,110                N/A                N/A                $28,678
---------------------------------- --------------------- -------------------- ------------------ -------------------
Prime Money Fund*                            $368,920           $183,807                N/A               $705,174
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Money Fund*                      $3,625,328           $314,281                N/A               $137,019
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Money Fund*                        $918,991            $31,680                N/A               $204,957
---------------------------------- --------------------- -------------------- ------------------ -------------------
*CNB waived additional fees for Class A and Class S in order to maintain the Money Funds' yields.

---------------------------------- --------------------- -------------------- ------------------ -------------------
 FEES PAID, FISCAL PERIOD ENDED          CLASS A               CLASS S             CLASS R         INSTITUTIONAL
             9/30/02                                                                                   CLASS
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Growth Fund                          $2,135                N/A                N/A                $42,454

---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Value Fund                           $2,026                N/A                N/A                $73,807
---------------------------------- --------------------- -------------------- ------------------ -------------------
Technology Growth Fund                         $1,465                N/A                N/A                 $2,432
---------------------------------- --------------------- -------------------- ------------------ -------------------
Small Cap Value Fund                             $470                N/A            $27,836                 $4,162
---------------------------------- --------------------- -------------------- ------------------ -------------------
Corporate Bond Fund                              $562                N/A                N/A                $91,029
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Bond Fund                             $188                N/A                N/A                $31,778
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Bond Fund                              $30                N/A                N/A                $39,576
---------------------------------- --------------------- -------------------- ------------------ -------------------
High Yield Bond Fund                          $15,445                N/A                N/A                $25,247
---------------------------------- --------------------- -------------------- ------------------ -------------------
Prime Money Fund                             $439,076           $209,919                N/A               $733,827
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Money Fund                      $3,932,322           $309,642                N/A               $168,961
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Money Fund                      $1,044,339            $46,274                N/A               $146,874
---------------------------------- --------------------- -------------------- ------------------ -------------------


---------------------------------- ---------------------------- ----------------------- ---------------------------
 FEES PAID, FISCAL PERIOD ENDED              CLASS A                   CLASS S             INSTITUTIONAL CLASS
             9/30/01
---------------------------------- ---------------------------- ----------------------- ---------------------------
Large Cap Growth Fund                          $1,619                       N/A                   $72,722
---------------------------------- ---------------------------- ----------------------- ---------------------------
Large Cap Value Fund                           $1,641                       N/A                   $45,653
---------------------------------- ---------------------------- ----------------------- ---------------------------
Technology Growth Fund                         $1,058                       N/A                    $3,563
---------------------------------- ---------------------------- ----------------------- ---------------------------
Corporate Bond Fund                              $316                       N/A                   $68,758
---------------------------------- ---------------------------- ----------------------- ---------------------------
Government Bond Fund                              $31                       N/A                   $28,444
---------------------------------- ---------------------------- ----------------------- ---------------------------
California Bond Fund                               $9                       N/A                   $32,047
---------------------------------- ---------------------------- ----------------------- ---------------------------
High Yield Bond Fund                           $4,510                       N/A                   $23,720
---------------------------------- ---------------------------- ----------------------- ---------------------------
Prime Money Fund                             $450,140                  $186,601                  $610,273
---------------------------------- ---------------------------- ----------------------- ---------------------------
Government Money Fund                      $3,856,231                  $139,794                  $166,958
---------------------------------- ---------------------------- ----------------------- ---------------------------
California Money Fund                      $1,060,079                   $25,362                   $59,344
---------------------------------- ---------------------------- ----------------------- ---------------------------

                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:

           ------------------------------------------- -------------------------
           YOUR INVESTMENT                             DEALER COMMISSION AS A %
                                                       OF OFFERING PRICE
           ------------------------------------------- -------------------------
           Less than $50,000                           3.50%
           ------------------------------------------- -------------------------
           $50,000 but less than $100,000              3.00%
           ------------------------------------------- -------------------------
           $100,000 but less than $200,000             2.50%
           ------------------------------------------- -------------------------
           $200,000 but less than $300,000             2.00%
           ------------------------------------------- -------------------------
           $300,000 but less than $500,000             1.00%
           ------------------------------------------- -------------------------
           $500,000 or more                            None
           ------------------------------------------- -------------------------


                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as Investment Manager, CNAM has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Funds' prospectuses.

                                 CODE OF ETHICS

The Trust, the Investment Manager, the Sub-advisers and the Distributor each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.



                         DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Code of Ethics provides that no "access person" may disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Trust or the securities held by the various portfolios of the Trust, except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Trust's Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. "Access person" is defined to include (i) each trustee or officer of the Trust; (ii) each employee of the Trust (or of any company in a control relationship to the Trust) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (iii) each officer, director or general partner of the

Investment Manager or the Sub-advisers and any employee of the Investment Manager or the Sub-advisers who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (iv) each director, officer or general partner of the Distributor, who in the ordinary course either makes, participates in, or obtains information regarding the purchase or sale of securities by the Trust, or whose functions relate to the making of recommendations regarding securities to the Trust; and (v) any natural person in a control relationship with the Trust, the Investment Manager or the Sub-advisers who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of a security. Procedures to monitor the use of any non-public information by entities under item (3) above may include (a) annual certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's agreement to maintain the confidentiality of the information. Any disclosure made pursuant to item (5) above is subject to written standards approved by the Board and will be reported to the Board at its next quarterly meeting.

Certain information regarding the portfolio holdings of each Fund is posted to the Trust's internet website, at www.cnicharterfunds.com, ten calendar days after the end of each month, subject to a 31-day lag. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund's complete portfolio holdings as of the end of such quarter will be made available on the Trust's website. With respect to the Trust's second and fourth fiscal quarters, lists of each Fund's complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which are also available on the Trust's website.

As of November 29, 2004, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper and imoney.net pursuant to agreements under which each Fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of information is subject to confidentiality requirements. Neither the Trust, the Investment Manager nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). Any new arrangements to make available information about the Trust's portfolio securities, if any, will be reported to the Board of Trustees on a quarterly basis.


                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB.

A conflict of interest may be deemed to occur when CNAM or RCB or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM's or RCB's independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM or RCB is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Effective August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds' website at WWW.CNICHARTERFUNDS.COM, and (3) on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

Certain information regarding the proxy voting policies of CNAM and RCB is summarized below.

CNAM

CNAM has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM's Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Funds' best interests. If CNAM determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS' guidelines.

RCB

RCB's Operations Department, in consultation with its Chief Investment Officer, is ultimately responsible for ensuring that all proxies received by RCB are voted in a timely manner. RCB considers each proxy issue individually and on a case-by-case basis. It is RCB's policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus of the shareholders whose securities it holds.

If a proxy proposal raises a material conflict of interest, RCB will disclose the conflict to the Trust and obtain its consent to the proposed vote prior to voting the securities.

RCB's general positions on various proposals are as follows:

1. RCB generally votes against issues that seek to entrench the board of directors and management of a company through anti-takeover measures, staggered board terms, super-majority requirements and poison pill provisions.

2. RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3. RCB will not vote in favor of any "social" issues unless it deems that such issues directly advance shareholder value.

4. RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.


                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Money Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of the eleven series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


                         PRINCIPAL HOLDERS OF SECURITIES

As of January 16, 2004, the following shareholders held of record the following numbers of shares of the following classes of each of the Funds.


------------------------------------- ----------------------------------- --------------------
                FUND                             SHAREHOLDER                       %
------------------------------------- ----------------------------------- --------------------
CNI Prime Money Market Fund           National Financial Services, LLC        19.96%
Institutional Shares                  Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ----------------------------------- --------------------
CNI Prime Money Market Fund           City National Bank                      80.00%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Government Money Market Fund,     City National Bank                        100%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Money       City National Bank                        100%
Market Fund, Institutional Shares     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI High Yield Bond Fund,             City National Bank                      20.74%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI High Yield Bond Fund,             City National Bank                      54.00%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------


                                            -68-




------------------------------------ ------------------------------------ --------------------
CNI High Yield Bond Fund,             City National Bank                      23.17%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Bond        City National Bank                      81.96%
Fund, Institutional Shares            Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Bond        City National Bank                       9.77%
Fund, Institutional Shares            Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt             City National Bank                       8.27%
Bond Fund, Institutional              Fiduciary for Various Accounts
Shares                                Attn:  Trust Ops/Mutual
                                      P.O. Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- -------------------
CNI Large Cap Value Equity Fund,      City National Bank                      65.72%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Value Equity Fund,      City National Bank                      21.40%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Value Equity Fund,      City National Bank                      11.66%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Growth Equity Fund,     City National Bank                      56.14%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Growth Equity Fund,     City National Bank                      28.67%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------


                                            -69-




------------------------------------ ------------------------------------ --------------------
CNI Large Cap Growth Equity Fund,     City National Bank                      12.94%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund,              City National Bank                      75.35%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund,              City National Bank                      13.32%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------ ----------------------------------- ---------------------
CNI Corporate Bond Fund,              City National Bank                      10.47%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Government Bond Fund,             City National Bank                      64.81%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Government Bond Fund,             City National Bank                      19.20%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Government Bond Fund,             City National Bank                      13.62%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Technology Growth Fund,           City National Bank                      71.86%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------


                                            -70-



------------------------------------- ----------------------------------- --------------------
CNI Technology Growth Fund,           City National Bank                      25.42%
Institutional Shares                  A/C 510001100
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund,             City National Bank                      36.04%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund,             City National Bank                      29.34%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund,             City National Bank                       6.98%
Institutional Shares                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund,             City National Bank                      26.80%
Institutional Shares                  A/C 510001100
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ----------------------------------- --------------------
CNI High Yield Bond Fund, Class A     NFSC FEBO # MGR 087190                  21.08%
                                      The Angell Family Trust
                                      Perry Oretzky TTEE
                                      MM024
                                      10880 W. Wilshire Blvd. #920
                                      Los Angeles, CA  90024-4110
------------------------------------- ----------------------------------- --------------------
CNI High Yield Bond Fund, Class A     NFSC FEBO # BHS-010634                   6.60%
                                      Segel Living Tr
                                      Gilbert N Segel
                                      U/A 10/11/1996
                                      919 18th Street, Apt. A
                                      Santa Monica, CA  90403-3250
------------------------------------- ----------------------------------- --------------------
CNI California Tax-Exempt Bond        NFSC FEBO # Mgr-092665                  12.97%
Fund, Class A                         Toni Howard
                                      Toni Howard
                                      MM012
                                      760 N. La Cienega Blvd.
                                      Los Angeles, CA  90069-5204
------------------------------------- ----------------------------------- --------------------
CNI California Tax-Exempt Bond        NFSC FEBO #BHS-083453.                  44.00%
Fund, Class A                         Attn. Sarah F. Manson
                                      700 Bonhill Rd.
                                      Los Angeles, CA  90049-2340
------------------------------------- ----------------------------------- --------------------


                                            -71-


------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Bond        NFSC FEBO # BHS-014010                   5.04%
Fund, Class A                         Debra Barach
                                      3401 Mulldae Ave.
                                      San Pedro, CA 90732
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Bond        NFSC FEBO # BHS-183768                  13.34%
Fund, Class A                         Romon Z. Phifer
                                      Account #2
                                      P.O. Box 83215
                                      Westchester, CA 90083
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Bond        NFSC FEBO #BHS-126683                    8.69%
Fund, Class A                         Paul Mandel
                                      Rhoda Mandel TTEE
                                      Mandel Family TR
                                      620 N. Palm Drive
                                      Beverly Hills, CA 90210
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt             NFSC FEBO #BHS-162884                    5.24%
Bond Fund                             Jerry Offsay
                                      Pamela Offsay
                                      4854 Encino Avenue
                                      Encino, CA 91316
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt             NFSC FEBO #BHS-031550                    8.78%
Bond Fund, Class A                    Markovic TR
                                      Nandor Markovic
                                      U/A 01/01/1989
                                      336 S. La Peer Drive
                                      Beverly Hills, CA 90210
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Value Equity Fund,      NFSC FEBO # CNS-000094                   5.40%
Class A                               Howard M. Brandes Family TR.
                                      Howard M. Brandes TTEE
                                      U/A 06/26/1984
                                      10670 Wilkins Ave. #2
                                      Los Angeles, CA  90024
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Value Equity Fund,      NFSC FEBO # CNS-142930                   5.31%
Class A                               Robert D. Beyer TTEE
                                      Beyer Chidrns TR Partshp
                                      DTD 8/30/96
                                      140 Cliffwood Ave.
                                      Los Angeles, CA  90049
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Growth Equity Fund,     NFSC FEBO #CNS-000094                   13.10%
Class A                               Howard M. Brandes TTEE
                                      U/A 6/26/84
                                      Account #2
                                      10670 Wilkins Ave. #2
                                      Los Angeles, CA 90024-5842
------------------------------------- ----------------------------------- --------------------
CNI Large Cap Growth Equity Fund,     NFSC FEBO #CNS-001597                    5.20%
Class A                               Art Spence TTEE
                                      Art Spence Living TR
                                      1625 Benedict Canyon Dr.
                                      Beverly Hills, CA 90210
------------------------------------- ----------------------------------- --------------------


                                            -73-




------------------------------------ ------------------------------------ --------------------
CNI Corporate Bond Fund, Class A      NFSC FEBO #BHS-156337                    9.61%
                                      NFS/FMTC Rollover IRA
                                      FBO Arthur M. Cohen
                                      1749 Manderville Lane
                                      Los Angeles, CA  90049-2522
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund, Class A      NFSC FEBO #COL 002909                    9.64%
                                      CNB FBO Webster Family Trust DTD
                                      Martin H. Webster TTEE
                                      City National Bank Collateral
                                      P.O. Box 2089
                                      Del Mar, CA 92014
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund, Class A      NFSC FEBO # BHS-175455                   8.35%
                                      Barbara N. Rubin P/ADM
                                      Barbara N. Rubin Foundation
                                      851 11th Street#102
                                      Santa Monica, CA 90403-1623
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund, Class A      NFSC FEBO #BHS-176133                   19.19 %
                                      Margaret Coffey
                                      1117 Heatherfield Ave.
                                      Rosmond, CA 93560
------------------------------------- ----------------------------------- --------------------
CNI Corporate Bond Fund, Class A      NFSC FEBO #BHS 000540                    5.17%
                                      Peter J. Aykroyd Trustee
                                      Peter J. Aykroyd Employees Ret Tr
                                      DTD 12/30/96
                                      8033 Sunset Blvd.
                                      PMB #4048
                                      Los Angeles, CA  90046-2401
------------------------------------- ----------------------------------- --------------------
CNI Technology Growth Fund, Class A   NFSC FEBO # CNS-000094                  59.47%
                                      Howard M. Brandes Trustee
                                      U/A 6/26/84
                                      Account # 2
                                      10670 Wilkins Ave. #2
                                      Los Angeles, CA  90024-5842
------------------------------------- ----------------------------------- --------------------
CNI Prime Money Market Fund, Class A  National Financial Services, LLC        30.73%
                                      Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ----------------------------------- --------------------
CNI Prime Money Market Fund, Class A  City National Bank                      69.27%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------


                                            -73-




------------------------------------- ----------------------------------- --------------------
CNI Government Money Market Fund,     National Financial Services, LLC        68.31%
Class A                               Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ----------------------------------- --------------------
CNI Government Money Market Fund,     City National Bank                      31.69%
Class A                               Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Money       National Financial Services, LLC        85.19%
Market Fund, Class A                  Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Money       City National Bank                      14.72%
Market Fund, Class A                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class A     NFSC FEBO #BHS-142930                  13.26%
                                      Robert D. Beyer TTEE
                                      Beyer Chidrns TR Partshp
                                      DTD 8/30/96
                                      140 S. Cliffeood Ave.
                                      Los Angeles, CA 90049
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class A     NFSC FEBO #BHS-184489                   14.81%
                                      Tellem Investment Inc.
                                      1227 Tellem Drive
                                      Pacific Palisades, CA 90272
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class A     NFSC FEBO #BHS-184896                    5.00%
                                      Joan Stevens
                                      9329 Doheny Road
                                      Beverly Hills, CA 90210
------------------------------------- ----------------------------------- --------------------
CNI Prime Money Market Fund, Class S  City National Bank                        100%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI Government Money Market Fund,     City National Bank                        100%
Class S                               Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------
CNI California Tax Exempt Money       City National Bank                        100%
Market Fund, Class S                  Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ----------------------------------- --------------------


                                            -74-



------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class R     Childrens Defense Fund                  12.97%
                                      Attn:  Donna Whitt
                                      25 E Street NW
                                      Washington, DC 20001
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class R     Timothy J. Rohner                        5.15%
                                      7995 Paseo Esmerado
                                      Carlsbad, CA  92009
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class R     Andrew & Denise Winner Ttee              5.00%
                                      FBO The Winner Living Trust
                                      UAD 2/4/1999
                                      1545 10th Street
                                      Manhattan Beach, CA  90266
------------------------------------- ----------------------------------- --------------------
RCB Small Cap Value Fund, Class R     Forum Trust LLC IRA RO Cust FBO          5.93%
                                      Jeffrey Bronchick
                                      468 31st Street
                                      Manhattan Beach, CA  90266
------------------------------------- ----------------------------------- --------------------


As of January 16, 2004, the Trustees and officers of the Trust owned, in aggregate, of record less than 1% of the outstanding shares of each Fund.


                             PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds' 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

                               YIELD = 2[(1+[a-b]/cd)6 - 1]


         Where:       a    =   dividends and interest earned during the period.

                      b    =   expenses accrued for the period (net of
                               reimbursement).

                      c    =   the average daily number of shares outstanding
                               during the period that were entitled to receive dividends.

                      d    =   the maximum offering price per share on the last
                               day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The yields for the Bond Funds for the 30-day period ended September 30, 2003 were as follows:



--------------------------------- ---------------------------- ---------------------------
                                         30-DAY YIELD            30-DAY TAX EQUIVALENT
                                                                         YIELD*
--------------------------------- ---------------------------- ---------------------------
HIGH YIELD BOND FUND
--------------------------------- ---------------------------- ---------------------------
Class A                                      7.70%                         -
--------------------------------- ---------------------------- ---------------------------
Institutional Class                          7.99%                         -
--------------------------------- ---------------------------- ---------------------------
CALIFORNIA BOND FUND
--------------------------------- ---------------------------- ---------------------------
Class A                                      1.93%                       3.47%
--------------------------------- ---------------------------- ---------------------------
Institutional Class                          2.19%                       3.93%
--------------------------------- ---------------------------- ---------------------------
CORPORATE BOND FUND
--------------------------------- ---------------------------- ---------------------------
Class A                                      2.92%                         -
--------------------------------- ---------------------------- ---------------------------
Institutional Class                          3.16%                         -
--------------------------------- ---------------------------- ---------------------------
GOVERNMENT BOND FUND
--------------------------------- ---------------------------- ---------------------------
Class A                                      1.74%                         -
--------------------------------- ---------------------------- ---------------------------
Institutional Class                          1.99%                         -
--------------------------------- ---------------------------- ---------------------------

*All tax-equivalent yields were calculated using a combined federal and California income tax rate of 44.31%.

The historical performance of the Money Funds may be shown in the form of yields and effective yields. These measures of performance are described below. Performance figures will be calculated separately for different classes of shares. As of September 30, 2003, the yields were as follows.



-----------------------------------------------------------------------------------------------------------------
Fund                               Yield              Effective           Tax-Equiv.         Tax-Equiv.
                                   (7-day)            Yield               Current Yield*     Effective Yield*
                                                      (7-day)             (7-Day/30 day)     (7-Day/30 day)
-----------------------------------------------------------------------------------------------------------------
Prime Money Fund
Class A                            0.28%              0.28%               N/A                 N/A
Class S                            0.12%              0.12%               N/A                 N/A
Institutional Class                0.50%              0.50%               N/A                 N/A

Government Money Fund
Class A                            0.27%              0.27%               N/A                 N/A
Class S                            0.12%              0.12%               N/A                 N/A
Institutional Class                0.49%              0.49%               N/A                 N/A

California Money Fund
Class A                            0.29%              0.29%               0.52%/ 0.38%        0.52%/ 0.38%
Class S                            0.12%              0.12%               0.22%/ 0.22%        0.22%/ 0.22%
Institutional Class                0.52%              0.52%               0.93%/ 0.70%        0.93%/ 0.70%
-----------------------------------------------------------------------------------------------------------------

*All tax-equivalent yields were calculated using a combined federal and California income tax rate of 44.31%.

Current yield reflects the interest income per share earned by the Money Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. In calculating tax equivalent yields for the Funds, the Funds assume an effective tax rate (combining federal and California tax rates) of 44.31%, based on a California tax rate of 9.3% combined with a 38.6% federal tax rate. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                   P(1 + T)n = ERV

         Where:            P   =   a hypothetical initial payment of $1,000.


                           T   =   average annual total return.

                           n   =   number of years.

                           ERV =   Ending Redeemable Value of a
                                   hypothetical $1,000 investment made
                                   at the beginning of a l-, 5- or
                                   10-year period at the end of a l-,
                                   5- or 10-year period (or fractional
                                   portion thereof), assuming reinvestment
                                   of all dividends and distributions and
                                   complete redemption of the hypothetical
                                   investment at the end of the measuring
                                   period.

The average annual total return for the Class A shares of each Fund, computed as of September 30, 2003, is shown in the table below:

--------------------------------------------- -------------------- ---------------------
FUND NAME                                          ONE YEAR             ANNUALIZED
                                                                     SINCE INCEPTION
--------------------------------------------- -------------------- ---------------------
Large Cap Growth Fund                               21.31%              (11.63)%(1)
--------------------------------------------- -------------------- ---------------------
Large Cap Value Fund                                23.75%               (4.49)%(1)
--------------------------------------------- -------------------- ---------------------
Technology Growth Fund                              54.67%              (30.70)%
--------------------------------------------- -------------------- ---------------------
Small Cap Value Fund                                45.21%               18.85%(2)
--------------------------------------------- -------------------- ---------------------
Government Bond Fund                                 2.71%                7.18%(1)
--------------------------------------------- -------------------- ---------------------
Corporate Bond Fund                                  6.47%                8.09%
--------------------------------------------- -------------------- ---------------------
California Bond Fund                                 2.37%                5.96%(1)
--------------------------------------------- -------------------- ---------------------
High Yield Bond Fund                                19.39%                6.45%
--------------------------------------------- -------------------- ---------------------
Prime Money Fund                                     0.46%                2.82%
--------------------------------------------- -------------------- ---------------------
Government Money Fund                                0.48%                2.94%
--------------------------------------------- -------------------- ---------------------
California Money Fund                                0.41%                1.58%
--------------------------------------------- -------------------- ---------------------

(1)Since January 14,2000. Class A shares of the Large Cap Growth Fund commenced operations on March 28, 2000, and Class A shares of the Large Cap Value Fund, Government Bond Fund, and California Bond Fund commenced opeations on April 13, 2000. Prior to commencement of operations of Class A shares of each of these Funds, performance for Class A shares is based on the performance of the Insitutional Class shares of each respective Fund, which were first offered on January 14, 2000. Because they are invested in the same portfolio of securities, the annual returns for the Class A and Institutional Class of each Fund would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(2)Since September 30, 1998. Class A Shares of the Small Cap Value Fund commenced operations on October 31, 2001. Performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganization of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Class A shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities.

The average annual total return for the Class S shares of each Fund, computed as of September 30, 2003, is shown in the table below:

----------------------------------- -------------------- ---------------------
                                                             ANNUALIZED
FUND NAME                                ONE YEAR          SINCE INCEPTION
----------------------------------- -------------------- ---------------------
Prime Money Fund                           0.29%                2.61%
----------------------------------- -------------------- ---------------------
Government Money Fund                      0.30%                2.64%
----------------------------------- -------------------- ---------------------
California Money Fund                      0.27%                1.33%
----------------------------------- -------------------- ---------------------


The average annual total return for the Institutional shares of each Fund, computed as of September 30, 2003, is shown in the table below:

----------------------------------- -------------------- ---------------------
FUND NAME                                ONE YEAR             ANNUALIZED
                                                           SINCE INCEPTION
---------------------------------- -------------------- ---------------------
Large Cap Growth Fund                      21.51%              (11.41)%
---------------------------------- -------------------- ---------------------
Large Cap Value Fund                       24.03%               (4.29)%
---------------------------------- -------------------- ---------------------
Technology Growth Fund                     54.87%              (29.57)%
---------------------------------- -------------------- ---------------------
Small Cap Value Fund                         45.55%             18.94 %(1)
---------------------------------- -------------------- ---------------------
Government Bond Fund                        2.68%                7.38 %
---------------------------------- -------------------- ---------------------
Corporate Bond Fund                         6.74%                8.26 %
---------------------------------- -------------------- ---------------------
California Bond Fund                        2.63%                6.15 %
---------------------------------- -------------------- ---------------------
High Yield Bond Fund                       19.75%                6.78 %
---------------------------------- -------------------- ---------------------
Prime Money Fund                            0.68%                3.55 %
---------------------------------- -------------------- ---------------------
Government Money Fund                       0.70%                2.76 %
---------------------------------- -------------------- ---------------------
California Money Fund                       0.62%                1.65 %
---------------------------------- -------------------- ---------------------
(1)Since September 31, 1998. Institutional Class shares of the Small Cap Value Fund commenced operations on October 3, 2001. Performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganization of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Institutional Class shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expenses of Institutional Class shares are lower because they do not include Class R shares' Rule 12b-1 fees and expenses. Therefore, performance would have been higher than that of the Class R shares.


The average annual total return for the Class R shares of the RCB Small Cap Value Fund, computed as of September 30, 2003, is 45.21% for one year and 18.82% since inception. The RCB Predecessor Fund's average annual total return for the period from inception of operations (September 30, 1998) through the date of its reorganization into the Small Cap Value Fund (October 1, 2001) was 22.53%.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                   P(1 + T)n = ATVD

         Where:            P    =  a hypothetical initial payment of $1,000.


                           T    =  average annual total return (after taxes on
                                   distributions).

                           n    =  number of years.

                           ATVD = ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.


The average annual total return after taxes on distributions for the Class A shares of each Fund, computed as of September 30, 2003, is shown in the table below:

------------------------------------- -------------------- ---------------------
FUND NAME                                  ONE YEAR          ANNUALIZED SINCE
                                                                INCEPTION
------------------------------------- -------------------- ---------------------
Large Cap Growth Fund                        21.31%              (11.63)%(1)
------------------------------------- -------------------- ---------------------
Large Cap Value Fund                         23.36%               (5.25)%(1)
------------------------------------- -------------------- ---------------------
Technology Growth Fund                       54.67%              (30.71)%
------------------------------------- -------------------- ---------------------
Small Cap Value Fund                         45.21%               18.35 %(2)
------------------------------------- -------------------- ---------------------
Government Bond Fund                          1.55%                5.34 %(1)
------------------------------------- -------------------- ---------------------
Corporate Bond Fund                           4.93%                5.88 %
------------------------------------- -------------------- ---------------------
California Bond Fund                          1.94%                6.53 %(1)
------------------------------------- -------------------- ---------------------
High Yield Bond Fund                         15.82%                2.75 %
------------------------------------- -------------------- ---------------------
Prime Money Fund                              0.29%                1.71 %
------------------------------------- -------------------- ---------------------
Government Money Fund                         0.30%                1.78 %
------------------------------------- -------------------- ---------------------
California Money Fund                         0.41%                1.59 %
------------------------------------- -------------------- ---------------------
(1)Since January 14, 2000. Class A shares of the Large Cap Growth Fund commended operations on March 28, 2000, and Class A shares of the Large Cap Value Fund, Government Bond Fund, and California Bond Fund commenced operations on April 13, 2000. Prior to commencement of operations of Class A shares of each of these Funds, performance for Class A shares is based on the performance of the Institutional Class shares of each respective Fund, which were first offered on January 14, 2000. Because they are invested in the same portfolio of securities, the annual returns for the Class A and Institutional Class of each Fund would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lowere than as shown above.

(2) Since September 30, 1998. Class A Shares of the Small Cap Value Fund commenced operations on October 3, 2001. Performance results for the period October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganization of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Class A shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities.

The average annual total return after taxes on distributions for the Class S shares of each Fund, computed as of September 30, 2003, is shown in the table below:

------------------------------------- -------------------- ---------------------
                                                                 ANNUALIZED
FUND NAME                                   ONE YEAR          SINCE INCEPTION
------------------------------------- -------------------- ---------------------
Prime Money Fund                              0.18%                1.58%
------------------------------------- -------------------- ---------------------
Government Money Fund                         0.19%                1.60%
------------------------------------- -------------------- ---------------------
California Money Fund                         0.27%                1.33%
------------------------------------- -------------------- ---------------------

The average annual total return after taxes on distributions for the Institutional shares of each Fund, computed as of September 30, 2003, is shown in the table below:

------------------------------------- -------------------- ---------------------
FUND NAME                                   ONE YEAR             ANNUALIZED
                                                              SINCE INCEPTION
------------------------------------- -------------------- ---------------------
Large Cap Growth Fund                        23.36%               (4.39)%
------------------------------------- -------------------- ---------------------
Large Cap Value Fund                         23.55%               (5.13)%
------------------------------------- -------------------- ---------------------
Technology Growth Fund                       54.87%              (29.58)%
------------------------------------- -------------------- ---------------------
Small Cap Value Fund                         45.55%                18.43%(1)
------------------------------------- -------------------- ---------------------
Government Bond Fund                          1.43%                5.47%
------------------------------------- -------------------- ---------------------
Corporate Bond Fund                                  5.10%                5.98%
------------------------------------- -------------------- ---------------------
California Bond Fund                                 2.19%                5.92%
------------------------------------- -------------------- ---------------------
High Yield Bond Fund                                16.04%                2.95%
------------------------------------- -------------------- ---------------------
Prime Money Fund                                     0.43%                2.14%
------------------------------------- -------------------- ---------------------
Government Money Fund                                0.44%                1.68%
------------------------------------- -------------------- ---------------------
California Money Fund                                0.62%                1.65%
------------------------------------- -------------------- ---------------------
(1)Since September 30, 1998. Institutional Class shares of the Small Cap Value Fund commenced operations on October 3, 2001. Performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganizaition of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Insitutional Class shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expense of Institutional Class shares are lower because they do not include Class R shares' Rule 12b-1 fees and expenses. Therefore, performance would have been higher that that of the Class R shares.

The average annual total return after taxes on distributions for the Class R shares of the RCB Small Cap Value Fund, computed as of September 30, 2003, is 40.17% for one year and 17.48% since inception. The RCB Predecessor Fund's average annual total return after taxes on distributions for the period from inception of operations (September 30, 1998) through the date of its reorganization into the Small Cap Value Fund (October 1, 2001) was 22.53%.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                   P(1 + T)n = ATVDR



         Where:            P     = a hypothetical initial payment of $1,000.

                           T     = average annual total return (after taxes on
                                   distributions and redemption).


                           n     = number of years.

                           ATVDR = ending value of a hypothetical $1,000
                                   investment made at the beginning of a
                                   l-, 5- or 10-year period at the end of
                                   a l-, 5- or 10-year period (or
                                   fractional portion thereof), after
                                   taxes on Fund distributions and
                                   redemption, assuming reinvestment of
                                   all dividends and distributions and
                                   complete redemption of the hypothetical
                                   investment at the end of the measuring
                                   period.

The average annual total return after taxes on distributions and redemption for the Class A shares of each Fund, computed as of September 30, 2003, is shown in the table below:

------------------------------------- -------------------- ---------------------
FUND NAME                                  ONE YEAR             ANNUALIZED
                                                             SINCE INCEPTION
------------------------------------- -------------------- ---------------------
Large Cap Growth Fund                       13.85%               (8.97)%(1)
------------------------------------- -------------------- ---------------------
Large Cap Value Fund                        15.40%               (3.59)%(1)
------------------------------------- -------------------- ---------------------
Technology Growth Fund                      35.53%              (22.53)%
------------------------------------- -------------------- ---------------------
Small Cap Value Fund                        29.39%                15.50%(2)
------------------------------------- -------------------- ---------------------
Government Bond Fund                         1.74%                4.83%(1)
------------------------------------- -------------------- ---------------------
Corporate Bond Fund                          4.13%                5.43%
------------------------------------- -------------------- ---------------------
California Bond Fund                         2.66%                6.22%(1)
------------------------------------- -------------------- ---------------------
High Yield Bond Fund                        12.35%                3.28%
------------------------------------- -------------------- ---------------------
Prime Money Fund                             0.29%                1.71%
------------------------------------- -------------------- ---------------------
Government Money Fund                        0.30%                1.78%
------------------------------------- -------------------- ---------------------
California Money Fund                        0.41%                1.59%
------------------------------------- -------------------- ---------------------
(1)Since January 14, 2000. Class A shares of the Large Cap Growth Fund commended operations on March 28, 2000, and Class A shares of the Large Cap Value Fund, Government Bond Fund, and California Bond Fund commenced operations on April 13, 2000. Prior to commencement of operations of Class A shares of each of these Funds, performance for Class A shares is based on the performance of the Institutional Class shares of each respective Fund, which were first offered on January 14, 2000. Because they are invested in the same portfolio of securities, the annual returns for the Class A and Institutional Class of each Fund would be substantially similar. The performance of the Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(2) Since September 30, 1998. Class A Shares of the Small Cap Value Fund commenced operations on October 3, 2001. Performance results for the period October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganization of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Class A shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities.

The average annual total return after taxes on distributions and redemption for the Class S shares of each Fund, computed as of September 30, 2003, is shown in the table below:

------------------------------------- -------------------- ---------------------
                                                                ANNUALIZED
FUND NAME                                  ONE YEAR          SINCE INCEPTION
------------------------------------- -------------------- ---------------------
Prime Money Fund                             0.18%                1.58%
------------------------------------- -------------------- ---------------------
Government Money Fund                        0.19%                1.60%
------------------------------------- -------------------- ---------------------
California Money Fund                        0.27%                1.33%
------------------------------------- -------------------- ---------------------


The average annual total return after taxes on distributions and redemption for the Institutional shares of each Fund, computed as of September 30, 2003, is shown in the table below:



------------------------------------- -------------------- ---------------------
FUND NAME                                  ONE YEAR              ANNUALIZED
                                                               SINCE INCEPTION
------------------------------------- -------------------- ---------------------
Large Cap Growth Fund                       13.98%               (8.81)%
------------------------------------- -------------------- ---------------------
Large Cap Value Fund                        15.58%               (3.47)%
------------------------------------- -------------------- ---------------------
Technology Growth Fund                      35.66%              (21.74)%
------------------------------------- -------------------- ---------------------
Small Cap Value Fund                        29.61%               15.58 %(1)
------------------------------------- -------------------- ---------------------
Government Bond Fund                         1.72%                5.01%
------------------------------------- -------------------- ---------------------
Corporate Bond Fund                          4.30%                5.53%
------------------------------------- -------------------- ---------------------
California Bond Fund                         2.92%                5.63%
------------------------------------- -------------------- ---------------------
High Yield Bond Fund                        12.57%                3.48%
------------------------------------- -------------------- ---------------------
Prime Money Fund                             0.43%                2.14%
------------------------------------- -------------------- ---------------------
Government Money Fund                        0.44%                1.68%
------------------------------------- -------------------- ---------------------
California Money Fund                        0.62%                1.65%
------------------------------------- -------------------- ---------------------
(1)Since September 30, 1998. Institutional Class shares of the Small Cap Value Fund commenced operations on October 3, 2001. Performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the Fund, which were initially issued in connection with the reorganizaition of the RCB Predecessor Fund on October 1, 2001. Performance results for the period before October 1, 2001 are for the RCB Predecessor Fund. Insitutional Class shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expense of Institutional Class shares are lower because they do not include Class R shares' Rule 12b-1 fees and expenses. Therefore, performance would have been higher that that of the Class R shares.

The average annual total return after taxes on distributions and redemption for the Class R shares of the RCB Small Cap Value Fund, computed as of September 30, 2003, is 26.11% for one year and 14.74% since inception. The RCB Predecessor Fund's average annual total return after taxes on distributions and redemption for the period from inception of operations (September 30, 1998) through the date of its reorganization into the Small Cap Value Fund (October 1, 2001) was 22.53%.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Shares of the Money Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve are open for business. Currently, the weekdays that the NYSE and Federal Reserve recognize as holidays, and on which the Trust is closed for business, are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds (other than the Small Cap Value
Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value Fund does not accept investments by non-U.S. persons.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or
(iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Funds and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

In 2000, the Board of Trustees approved a change in the Trust's fiscal year-end from October 31, to September 30. Audited financial statements as of and for the relevant periods ended September 30, 2002 for the Funds, as contained in the Annual Reports to Shareholders of the Funds for the fiscal year ending September 30, 2002, are available on request and are incorporated herein by reference.

Audited financial statements as of and for the periods ended September 30, 2001 and June 30, 2001 for the RCB Predecessor Fund, as contained in the Annual Report to Shareholders of the RCB

Predecessor Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are available on request and are incorporated herein by reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES


Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc. ("Fitch").

STANDARD & POOR'S RATING GROUP

BOND RATINGS

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH IBCA, DUFF AND PHELPS, INC.

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD AND D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

                                   PART C

                             OTHER INFORMATION


Item 23.   Exhibits

(a) Agreement and Declaration of Trust.

          (1) Form of Agreement and Declaration of Trust.(A)

          (2) Form of Amendment to the Agreement and Declaration of Trust.(B)

          (3) Certificate of Amendment to the Certificate of Trust.(B)

(b) By-Laws:

          (1) By-Laws dated October 25, 1996.(A)

          (2) Amendment to the By-Laws of the Trust.(B)

(c) Instruments Defining Rights of Security Holder--not applicable.

(d) Form of Investment Management Agreement.(B)

          (1) Schedule to Investment Management Agreement. (C)

(e) Form of Distribution Agreement.(B)

(f) Bonus or Profit Sharing Contracts - not applicable.

(g) Form of Custody Agreement.(B)

          (1) Form of Supplement to Custody Agreement.(C)

(h) Other Material Contracts:

          (1) Form of Administrative Services Agreement.(B)

                    (i) Schedule to Administrative Services Agreement.(D)

                    (ii) Form of Supplement to Administrative Services Agreement.(C)

          (2)  Form of Transfer Agent Agreement.(B)

                    (i) Schedule to Transfer Agent Agreement.(D)

                    (ii) Form of Supplement to Transfer Agent Agreement. (C)


                    (iii) Form of Amendment to Transfer Agency Agreement. (H)


          (3) Form of Shareholder Services Agreement.(E)


 (i)  Legal Counsel's Consent. (H)

          (1)  Legal Counsel's Opinion.(F)

          (2)  Legal Counsel's Opinion.(D)

          (3)  Legal Counsel's Opinion.(E)

(j) Other Opinions - Independent Auditors' Consent.


          (1) KPMG, LLC - (H).

          (2) Tait, Weller & Baker - (H).


(k) Omitted Financial Statements - not applicable.

(l) Initial Capital Agreement.(A)

(m) Distribution Plans.

          (1) Form of Rule 12b-1 Plan.(B)

                    (i) Schedule to Rule 12b-1 Plan.(D)

          (2)  Form of Share Marketing Agreement.(B)

(n) Rule 18f-3 Plan. (C)

(o) Reserved.

(p) Codes of Ethics.

          (1) CNI Charter Funds.(G)

          (2) City National Asset Management, Inc. (C)


          (3) SEI Investments Distribution Co. (H)

          (4) Credit Suisse Asset Management, LLC. (H)



          (5) Reed, Conner & Birdwell, LLC. (D)

-------------------------------------------
(A) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment
No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.
(E) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.
(F) Previously filed as an exhibit to Registrant's Post-Effective Amendment
No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(G) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 14 (333-16093) on June 12, 2000 and incorporated herein by reference.


(H) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.


Item 24.  Persons Controlled by or Under Common Control with the Funds

          Not applicable.

Item 25.  Indemnification

         Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

         "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

         Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.


Item 26.  Business and Other Connections of the Investment Adviser

CITY NATIONAL ASSET MANAGEMENT, INC.

         City National Asset Management, Inc. (the "Investment Manager"), a wholly-owned subsidiary of City National Bank ("CNB") and an indirect wholly owned subsidiary of City National Corporation ("CNC"), serves as investment adviser to all of Registrant's series. The Investment Manager's only business is to serve as investment manager to the Registrant. Please see Parts A and B of this Registration Statement for additional discussion of the Investment Manager.

         Except as set forth below, to the knowledge of Registrant none of the directors or officers of the Investment Manager is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.



---------------------------- -------------------------------------------------------- --------------------------------
           NAME                   PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS          PRINCIPAL BUSINESS ADDRESS
---------------------------- -------------------------------------------------------- --------------------------------

---------------------------- -------------------------------------------------------- --------------------------------
Vernon C. Kozlen             Executive Vice President, City National Bank             400 North Roxbury Drive
                             (April 1996-Present)                                     Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Shelley B. Thompson          Executive Vice President, City National Bank (December   400 North Roxbury Drive
                             2002-Present)                                            Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Richard A. Weiss             Senior Vice President and Chief Investment Officer,      400 North Roxbury Drive
                             City National Bank (November 2000-Present)               Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Barbara Bruser               Senior Vice President and Director of Equities, City     400 North Roxbury Drive
                             National Bank (September 2002-Present)                   Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Brian L. Garbe               Vice President and Director of Research, City National   400 North Roxbury Drive
                             Bank (November 1999-Present)                             Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Oliver P. Campbell           Vice President and Senior Trader, City National Bank     400 North Roxbury Drive
                             (May 2001-Present)                                       Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Rodney J. Olea               Senior Vice President and Director of Fixed Income,      400 North Roxbury Drive
                             City National Bank (October 1994-Present)                Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Michele Maslow               Senior Vice President, City National Bank                400 North Roxbury Drive
                             (March 1998-Present)                                     Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
Kathleen Saldana             Vice President, City National Bank (June 1994-Present)   400 North Roxbury Drive
                                                                                      Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------
William J. Souza             Senior Trust Counsel, City National Bank                 400 North Roxbury Drive
                             (October 1998-Present)                                   Beverly Hills, CA  90210
---------------------------- -------------------------------------------------------- --------------------------------

NOTE:  Where there are no dates specified, director/officer has been in the position for more than 2 years.


CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Asset Management, LLC ("CSAM, LLC"), acts as sub-advisor to the High Yield Bond Fund series of the Registrant. The principal business address of CSAM, LLC is 466 Lexington Avenue, New York, NY 10017. CSAM, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and renders investment advice to a wide variety of individual and institutional clients. Except as set forth below, to the knowledge of Registrant none of the directors or officers of CSAM, LLC is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


----------------------------------------------------------------------------------------------------------------------------

   NAME AND POSITION WITH CSAM, LLC                  NAME OF OTHER COMPANY                  POSITION WITH OTHER COMPANY
----------------------------------------------------------------------------------------------------------------------------

   Matthew C. Moss - Chief Financial Officer &       Credit Suisse Asset Management        Chief Financial Officer
   Managing Director                                 Holding Corp.
   07/01 - PRESENT                                   07/01 - PRESENT
                                                     CSAM Americas Holding Corp.           Chief Financial Officer
                                                     07/01 - PRESENT
                                                     Credit Suisse Asset Management        Chief Financial Officer
                                                     Securities, Inc.
                                                     07/01 - PRESENT
                                                     CSAM Capital Inc.                     Chief Financial Officer
                                                     07/01 - PRESENT
----------------------------------------------------------------------------------------------------------------------------




   Joseph Gallagher - Chief Executive Officer,       Credit Suisse Asset Management        President and Director
   Chairman of the Management Committee and          Holding Corp.
   Managing Director                                 1/03 - PRESENT
   1/03 - PRESENT
                                                     CSAM Americas Holding Corp.           President and Director
                                                     1/03 - PRESENT
                                                     Credit Suisse Asset Management        President and Director
                                                     Securities, Inc.
                                                     1/03 - PRESENT
                                                     Warburg Pincus Asset Management       President and Director
                                                     International, Inc.
                                                     1/03 - PRESENT
                                                     CSAM Capital Company                  Director
                                                     1/03 - PRESENT
----------------------------------------------------------------------------------------------------------------------------
   Hal Liebes - Member of the Management             Credit Suisse Asset Management        Global General Counsel
   Committee, General Counsel and Managing           Business Unit
   Director                                          8/02 - PRESENT
   3/97 - PRESENT
                                                     Credit Suisse Asset Management        Director and Secretary
                                                     Holding Corp.
                                                     11/00 - PRESENT
                                                     CSAM Americas Holding Corp.           Director and Secretary
                                                     11/00 - PRESENT
                                                     CSAM Capital Inc.                     Managing Director and Secretary
                                                     11/00 - PRESENT
                                                     Credit Suisse Asset Management        Secretary
                                                     Securities, Inc.
                                                     7/99 - PRESENT
----------------------------------------------------------------------------------------------------------------------------
   Gregory  R. Sawers - Member of Management         Credit Suisse Asset Management        Global Head of Research
   Committee, Head of Research, Co-Head of U.S.      Business Unit
   Equities and Managing Director                    9/02 - PRESENT
                                                     Sanford C. Bernstein & Co.,           Director of U.S. Equity
                                                     Inc./Alliance Capital                 Research and Senior Portfolio
                                                                                           Manager
----------------------------------------------------------------------------------------------------------------------------

REED CONNER & BIRDWELL LLC

Reed Conner & Birdwell LLC ("RCB") is the sub-adviser for the Registrant's RCB Small Cap Value Fund. The principal address of RCB is 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. RCB is an investment adviser under the Investment Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the directors or officers of RCB is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


------------------------------------- ----------------------------------- -----------------------------------
                NAME                    PRINCIPAL OCCUPATION AND OTHER        PRINCIPAL BUSINESS ADDRESS
                                                DIRECTORSHIPS
------------------------------------- ----------------------------------- -----------------------------------

Daniele Beasley                       Partner, CAO                        11111 Santa Monica Blvd
                                                                          Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
James P. Birdwell, Jr.                Executive V.P.                      11111 Santa Monica Blvd
                                                                          Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Jeffrey Bronchick                     Manager, Partner, CIO & Executive   11111 Santa Monica Blvd
                                      V.P.                                Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Donn B. Conner                        Manager, Partner, President & CEO   11111 Santa Monica Blvd
                                                                          Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Michelle M. Gosom                     Assistant Vice President            11111 Santa Monica Blvd
                                                                          Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Victor Hawley                         Partner, V.P., Research Analyst &   11111 Santa Monica Blvd
                                      Portfolio Manager                   Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
James Henderson                       Partner, Senior Vice President      11111 Santa Monica Blvd
                                                                          Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Thomas Kerr                           Partner, V.P., Research Analyst &   11111 Santa Monica Blvd
                                      Portfolio Manager                   Los Angeles, CA 90025
------------------------------------- ----------------------------------- -----------------------------------
Vernon Kozlen                         Manager, RCB                        400 North Roxbury Drive
                                      Executive V.P. & Division           Beverly Hills, CA  90210
                                      Manager, City National Bank
------------------------------------- ----------------------------------- -----------------------------------
Frank P. Pekny                        Manager, RCB                        400 North Roxbury Drive
                                      CFO, City National Bank             Beverly Hills, CA  90210
------------------------------------- ----------------------------------- -----------------------------------
Michael A. Smith                      Senior Vice President               11111 Santa Monica Blvd
                                                                          Los Angeles, CA  90025
------------------------------------- ----------------------------------- -----------------------------------
William Freeman                       Manager, RCB                        400 North Roxbury Drive
                                      Senior Vice President, City         Beverly Hills, CA  90210
                                      National Bank
------------------------------------- ----------------------------------- -----------------------------------
Daryl Ann Weber                       Partner, Director of                11111 Santa Monica Blvd
                                      Marketing/Client Services &         Los Angeles, CA 90025
                                      Senior V.P.
------------------------------------- ----------------------------------- -----------------------------------


Item 27. Principal Underwriter

         (a) ______ Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Expedition Funds, Oak Associates Funds, The Nevis Fund, Inc., Amerindo Funds Inc., iShares Inc., iShares Trust, JohnsonFamily Funds, Inc., The MDL Funds, Causeway Capital Management Trust, The Japan Fund, Inc., TT International U.S.A. Master Trust and TT International U.S.A Feeder Trust pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22,
1987, August 30, 1988, November 14, 1991, January 28, 1993, January 27, 1995,
April 1, 1996, June 14, 1996, February 15, 1997, June 9, 1997, February 27,
1998, June 29, 1998, July 13, 1999, January 28, 2000, April 25, 2000, November
1, 2000, January 24, 2001, September 20, 2001, October 7, 2002, October 6, 2003
and October 6, 2003, respectively.


         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) ______ The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.



------------------------------- ----------------------------------------------------------------------------
NAME                            POSITION AND OFFICES WITH DISTRIBUTOR
------------------------------- ----------------------------------------------------------------------------
William M. Doran                Director
------------------------------- ----------------------------------------------------------------------------
Carl A. Guarino                 Director
------------------------------- ----------------------------------------------------------------------------
Edward D. Loughlin              Director
------------------------------- ----------------------------------------------------------------------------
Wayne M. Withrow                Director
------------------------------- ----------------------------------------------------------------------------
Kevin Barr                      President & Chief Executive Officer
------------------------------- ----------------------------------------------------------------------------
Maxine Chou                     Chief Financial Officer & Treasurer
------------------------------- ----------------------------------------------------------------------------
Mark Greco                      Chief Operations Officer
------------------------------- ----------------------------------------------------------------------------
John Munch                      General Counsel & Secretary
------------------------------- ----------------------------------------------------------------------------
Karen LaTourette                Chief Compliance Officer, Anti-Money Laundering Officer  & Assistant
                                Secretary
------------------------------- ----------------------------------------------------------------------------
Mark J. Held                    Senior Vice President
------------------------------- ----------------------------------------------------------------------------
Lori L. White                   Vice President & Assistant Secretary
------------------------------- ----------------------------------------------------------------------------
Robert Silvestri                Senior Financial Officer
------------------------------- ----------------------------------------------------------------------------
John Coary                      Vice President
------------------------------- ----------------------------------------------------------------------------
Michael Farrell                 Vice President
------------------------------- ----------------------------------------------------------------------------
Joanne Nelson                   Vice President
------------------------------- ----------------------------------------------------------------------------
Maria Rinehart                  Vice President
------------------------------- ----------------------------------------------------------------------------



Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6),
(7), (9), (10) and (11) of Rule 31a-1(b)). Such records will be kept by the Registrant at 400 North Roxbury Drive, Beverly Hills, California 90210, except for those records relating to portfolio transactions of the RCB Small Cap Value Fund, which will be kept by RCB at 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025; and those records relating to portfolio transactions of the High Yield Bond Fund, which will be kept by CSAM, LLC at 466 Lexington Avenue, New York, New York 10017.



Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

         Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 29th day of November, 2004.


                                             THE CNI CHARTER FUNDS

                                             By:      /s/ Vernon C. Kozlen
                                             Vernon C. Kozlen
                                             President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Vernon C. Kozlen                 President &                                 November 29, 2004
--------------------
Vernon C. Kozlen               Chief Executive Officer


/s/ Pedro A. Rodriguez              Controller &                                November 29, 2004
----------------------
Pedro A. Rodriguez             Chief Operating Officer


/s/ Irwin G. Barnet*                Trustee                                     November 29, 2004
--------------------
Irwin G. Barnet


/s/ Victor Meschures*               Trustee                                     November 29, 2004
---------------------
Victor Meschures


/s/ William R. Sweet*               Trustee                                     November 29, 2004
---------------------
William R. Sweet


/s/ James R. Wolford*               Trustee                                     November 29, 2004
---------------------
James R. Wolford





* By:     /s/ Vernon C. Kozlen
          Vernon C. Kozlen, Attorney-in-Fact
          pursuant to Powers of Attorney